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Panorama Series Fund, Inc.
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6803 S. Tucson Way, Centennial, Colorado 80112-3924
1.888.470.0861

Statement of Additional Information dated April 30, 2007, revised as of
May 25, 2007

     Panorama  Series  Fund,  Inc. is an  investment  company  with four series, referred to as  "Portfolios"  in this  document.  Each  Portfolio  is a separate mutual fund having its own objective,  investments,  strategies  and risks.  The
Portfolios are:

|_| Government Securities Portfolio
|_| Growth Portfolio
|_| Oppenheimer International Growth Fund/VA
|_| Total Return Portfolio

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Shares of the Portfolios are sold only as the underlying investments for variable life insurance policies, variable annuity contracts and other products for insurance company separate accounts. Shares are not available for sale directly to investors.
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This Statement of Additional Information is not a Prospectus. This document contains additional information about the Portfolios, and supplements information in the Prospectuses dated April 30, 2007, of the Portfolios. This document should be read together with the Prospectuses. You can obtain a
Prospectus by writing to the Portfolios' Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer
Agent at the toll-free number shown above.

Contents
                                                                          Page

About the Portfolios

Investing In the Portfolios

Financial Information About the Portfolios

A B O U T  T H E  P O R T F O L I O S

Additional Information About Investment Policies and Risks

         The investment objectives, the principal investment policies and the main risks of each Portfolio are described in the Prospectus for that Portfolio.
This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities that the
Portfolios' investment manager, OppenheimerFunds, Inc. (the "Manager"), can select for the Portfolios. Additional information is also provided about the strategies that each Portfolio may use to try to achieve its objective.

Investment Policies. The composition of the investment portfolio of each
Portfolio and the techniques and strategies that the Manager uses in selecting investment securities will vary over time. The Portfolios are not required to use all of the investment techniques and strategies described below at all times in seeking their goal. They may use some of the special investment techniques and strategies at some times or not at all.

         In the discussion of the investment strategies of the Portfolios below, the Portfolios are categorized according to the types of investments they primarily make. Total Return Portfolio, Growth Portfolio and Oppenheimer
International Growth Fund/VA are referred to as "Equity Portfolios," because they invest mainly or substantially in common stocks and other equity securities. Government Securities Portfolio is referred to as a "Fixed Income
Portfolio," because the main emphasis of its investment program is debt securities. However, when a Portfolio is referred to in general, the discussion below of particular investments and strategies indicates which Portfolios can use that investment or technique as part of their investment program. For example, some investments can be held by only some of the Portfolios and some can be held by all. Please refer to the Prospectus of a particular Portfolio for an explanation of its principal investment policies and risks.

         |X| Equity Securities. The Equity Portfolios invest in equity
securities, which include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Certain equity securities may be selected for some of the Portfolios not only for their appreciation possibilities but because they may provide dividend income.

         The capitalization ranges of the issuers of equity securities that particular Portfolios invest in are discussed in the Prospectuses. Some of the
Portfolios may emphasize securities of issuers in one or more capitalization ranges, such as mid-cap and large-cap issuers. "Capitalization" refers to the market capitalization of a company, which, in general terms, is the value of a company determined by the total market value of its issued and outstanding common stock. There are no fixed dollar amounts for particular capitalization ranges, and the ranges currently used by the Portfolios may change over time as investors change their views as to what, for example, a "small-cap" company is in relation to "mid-cap" and "large-cap" as the stock market changes. Different
Portfolios may also have different definitions of what constitutes a small-, mid- or large-cap issuer.

         Small-cap growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of larger companies.
Securities of small capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies.
Therefore, to the degree that a Portfolio has investments in smaller capitalization companies at times of market volatility, that Portfolio's share price may fluctuate more. Those investments may be limited to the extent the
Manager believes that such investments would be inconsistent with the
Portfolio's investment objective.

              |_| Growth Companies (All Equity Portfolios). The Equity
Portfolios can invest in securities of "growth" companies. Growth companies are those companies that the Manager believes are entering into a growth cycle in their business, with the expectation that their stock will increase in value.
They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of characteristics that in the view of the portfolio manager of a Portfolio defines them as "growth" issuers.

         Growth companies may include companies that are generating or applying new technologies, new or improved distribution techniques or new services. They may own or develop natural resources. They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the portfolio manager believes are favorable for the long term.

              |_| Preferred Stocks (All Equity Portfolios). Preferred stock,
unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which also have a negative impact on prices when interest rates decline. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation.

              |_| Convertible Securities (All Equity Portfolios). While some
convertible securities are a form of debt security, in some cases their conversion feature (allowing conversion into the issuer's common stock) may cause a portfolio manager to regard them as "equity equivalents." In those cases, the rating assigned to the security has less impact on the portfolio manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. Convertible debt securities are subject to the credit risks and interest rate risks described below in "Debt
Securities."

         The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

         To determine whether convertible securities should be regarded as
"equity equivalents," the portfolio managers typically examine the following factors:
(1)           whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)           whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
              (considering the effect of conversion of the convertible
              securities), and
(3)           the extent to which the convertible security may be a defensive
              "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

              |_| Rights and Warrants (All Equity Portfolios). Warrants
basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         |X| Foreign Securities (All Equity Portfolios). Each Equity Portfolio
can invest in foreign securities, consistent with any limitations a Portfolio may have on foreign investing set forth in its Prospectus or this Statement of
Additional Information. These may include debt and equity securities issued by companies or governmental issuers in developed countries or emerging market countries. Growth Portfolio and Total Return Portfolio have non-fundamental policies, described in "Investment Restrictions," below, that limit the percentage of their assets that can be invested in foreign securities.

         The Portfolios can invest in obligations of foreign branches of U.S.
banks and U.S. branches of foreign banks. These investments are subject to some of the risks of foreign securities and do not offer the protection of Federal
Deposit Insurance Corporation insurance.

         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth or income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock or bond markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, a Portfolio may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to use currency for speculative purposes or to hold it as an investment. Notwithstanding the foregoing, International Growth Fund/VA may invest up to 10% of its net assets in the euro for investment purposes.

         With respect to each of the Portfolios except Oppenheimer International
Growth Fund/VA, securities of foreign issuers that are represented by American
Depository Receipts (ADRs), or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purposes of a Portfolio's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Because the Portfolios can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income a Portfolio has available for distribution. Because a portion of the Portfolio's investment income may be received in foreign currencies, the Portfolio will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore will absorb the cost of currency fluctuations. After the Portfolio has distributed income, subsequent foreign currency losses may result in the Portfolios having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

              |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o        reduction of income by foreign taxes;
o        fluctuation in value of foreign investments due to changes in currency rates, currency devaluation or currency control
         regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the
         U.S.;
o        less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; o possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through  taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

              |_| Special Risks of Emerging Markets. Emerging and developing
markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe,
Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The portfolio managers will consider these factors when evaluating securities in these markets, and the Portfolios currently do not expect to invest a substantial portion of their assets in emerging markets.

         |X| Debt Securities. The Portfolios can invest in debt securities to seek their objectives. Foreign debt securities are subject to the risks of foreign securities described above. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

              |_| Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

         The portfolios can buy rated and unrated debt securities. In making investments in debt securities, the portfolio managers may rely to some extent on the ratings of rating organizations or it may use their own research to evaluate a security's credit-worthiness. If a Portfolio buys unrated debt securities, to consider them part of the Portfolio's holdings of investment-grade securities, they must be judged by the Manager to be of a quality comparable to securities rated as investment grade by a rating organization.

         U.S. government securities, although unrated, are generally considered to be equivalent to securities in the highest rating categories.
Investment-grade securities are securities that are rated at least "Baa" by
Moody's Investors Service, Inc. ("Moody's") or at least "BBB" by Standard &
Poor's Ratings Service ("Standard & Poor's") or that have comparable ratings by another nationally-recognized rating organization. The Portfolios other than
Government Securities Portfolio can also buy non-investment-grade debt securities (commonly referred to as "junk bonds").

              |_| Interest Rate Risk. Interest rate risk refers to the
fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

         Fluctuations in the market value of debt securities after a Portfolio buys them will not affect the interest income payable on those securities
(unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Portfolio's net asset values will be affected by those fluctuations.

         |_| Lower-Grade Securities (All Equity Portfolios). Because lower-grade securities tend to offer higher yields than investment-grade securities, a
Portfolio might invest in lower-grade securities to seek higher income.

         "Lower-grade" debt securities are those rated below "investment grade,"
which means they have a rating lower than "Baa" by Moody's or lower than "BBB"
by Standard & Poor's or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the
Portfolio's holdings of lower-grade securities.

         Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn.
An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed above.

         To the extent they can be converted into stock, convertible securities may be less subject to some of the risks of volatility than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

         While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's are investment grade and are not regarded as junk bonds, those securities may be subject to special risks and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, Standard & Poor's, and
Fitch, Inc. are included in Appendix A to this Statement of Additional
Information.

              |_| Mortgage-Related Securities (Government Securities Portfolio
and Total Return Portfolio). Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

         Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government, discussed below under "U.S.
Government Securities," have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

         As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities pay interest at rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

         In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated
maturities.

         Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of a Portfolio's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Portfolio paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Portfolio may fail to recoup its initial investment on the security.

         During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on a
Portfolio's mortgage-related securities were to decrease broadly, the sensitivity of the Portfolio's share price to interest rate changes would increase.

         As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them.
Their values may also be affected by changes in government regulations and tax policies.

                  o Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs," are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1)           pass-through certificates issued or guaranteed by Government
              National Mortgage Association (Ginnie Mae), Federal National
              Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage
              Corporation (Freddie Mac),
(2)           unsecuritized mortgage loans insured by the Federal Housing
              Administration or guaranteed by the Department of Veterans'
              Affairs,
(3)           unsecuritized conventional mortgages,
(4)           other mortgage-related securities, or
(5)           any combination of the securities mentioned above.

         Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate
CMOs or floating rate CMOs.

         The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

         If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO will be reduced.
Additionally, a Portfolio might have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the
Portfolio's income.

         When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These are the prepayment risks described above and can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the
Portfolio's share prices.

                  o Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency.

                  o Commercial (Privately-Issued) Mortgage Related Securities.
Some mortgage-related securities are issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

                  o "Stripped" Mortgage-Related Securities. These are
mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. They are a form of derivative investment.

         Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a
"principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

         The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, a Portfolio might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

              |_| U.S. Government Securities (All Portfolios). These are
securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as
"instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Company can invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United
States if the issuing agency or instrumentality does not meet its commitment.

                  o U.S. Treasury Obligations. These include Treasury bills
(which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Other U.S. Treasury obligations the
Portfolios can buy include U. S. Treasury securities that have been "stripped"
by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

                  o Obligations of U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government.
Some are supported by the full faith and credit of the U.S. government, such as
Government National Mortgage Association pass-through mortgage certificates
(called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National
Mortgage Association ("Fannie Mae") obligations, Federal Home Loan Mortgage
Corporation ("Freddie Mac") obligations and Federal Home Loan Bank Obligations.

         |X| Money Market Instruments (All Portfolios). The following is a brief description of the types of the money market securities the Portfolios can invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

     |_|  U.S.  Government  Securities.  These  include  obligations  issued  or guaranteed by the U.S.  government or any of its agencies or  instrumentalities, described above.

     |_| Bank Obligations.  "Banks" include commercial banks,  savings banks and savings  and loan  associations,  which may or may not be members of the Federal
Deposit   Insurance   Corporation.   The   Portfolios  can  buy  time  deposits,
certificates  of deposit and bankers'  acceptances.  They must be: o obligations issued or  guaranteed  by a  domestic  bank  (including  a  foreign  branch of a domestic bank) having total assets of at least U.S. $1 billion, or o obligations of a foreign bank with total assets of at least U.S. $1 billion.

     |_| Commercial  Paper.  The Portfolios can invest in commercial paper if it is rated within the top three rating categories of Standard & Poor's and Moody's or other rating organizations. If the paper is not rated, it may be purchased if the Manager  determines that it is comparable to rated  commercial  paper in the top three rating categories of national rating organizations. The Portfolios can buy commercial paper,  including U.S.  dollar-denominated  securities of foreign branches of U.S.  banks,  issued by other  entities if the  commercial  paper is guaranteed  as to principal and interest by a bank,  government  or  corporation whose  certificates of deposit or commercial paper may otherwise be purchased by the Portfolios.

     |_| Variable Amount Master Demand Notes.  Master demand notes are corporate obligations  that permit the investment of fluctuating  amounts at varying rates of interest under direct  arrangements  between a Portfolio,  as lender, and the borrower.  They permit daily changes in the amounts borrowed.  The Portfolio has the  right to  increase  the  amount  under  the note at any time up to the full amount provided by the note agreement,  or to decrease the amount.  The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

         Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them.
There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, a Portfolio's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

         The Portfolios have no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the portfolio manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Portfolios in illiquid securities.

Other Investment Techniques and Strategies. In seeking their respective objectives, each Portfolio may from time to time use the types of investment strategies and investments described below. A Portfolio is not required to use all of these strategies at all times, and at times may not use them.

Investment in Other Investment Companies. The Portfolios can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940 (the "Investment Company Act") that apply to those types of investments. For example, the Portfolios can invest in
Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Portfolios might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Portfolio may not be able to buy those portfolio securities directly.

     Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The
Portfolios do not intend to invest in other investment companies unless the
Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Portfolios would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The
Portfolios do not anticipate investing a substantial amount of its net assets in shares of other investment companies.

         |X| Forward Rolls (Total Return Portfolio and Government Securities
Portfolio). In a "forward roll" transaction with respect to mortgage-related securities, a Portfolio sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Portfolio in excess of the yield on the securities that have been sold.

         A Portfolio will only enter into "covered" rolls. To assure its future payment of the purchase price, the Portfolio will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

         These transactions have risks. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Portfolio sells might decline below the price at which the Portfolio is obligated to repurchase securities.

         |X| Asset-Backed Securities (Government Securities Portfolio and Total
Return Portfolio). Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due.

         The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, a
Portfolio would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above.

         |X| Zero-Coupon Securities (All Portfolios). The Portfolios can buy
zero-coupon and delayed-interest securities, and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. They can include, among others, foreign debt securities and U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

         Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

         A Portfolio's investment in zero-coupon securities may cause the
Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Portfolio might have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

         |X| "When-Issued" and "Delayed-Delivery" Transactions (All Portfolios).
The Portfolios can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When these transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the portfolio manager of a Portfolio before settlement will affect the value of such securities and may cause a loss to the Portfolio. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio from the investment until it receives the security at settlement.

         A Portfolio might engage in when-issued transactions to secure what the portfolio manager considers to be an advantageous price and yield at the time the obligation is entered into. When a Portfolio enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Portfolio to lose the opportunity to obtain the security at a price and yield the portfolio manager considers to be advantageous.

         When a Portfolio engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although a Portfolio enters into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

         At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the
Portfolio's net asset value. In a sale transaction, it records the proceeds to be received. The Portfolio will identify on its books liquid assets at least equal in value to the value of the Portfolio's purchase commitments until it pays for the investment. Growth Portfolio, Oppenheimer International Growth
Fund/VA and Total Return Portfolio anticipate that a Portfolio's commitment to purchase forward commitments will not exceed 33% of that Portfolio's total assets under normal market conditions. Government Securities Portfolio can invest in when-issued securities and forward commitments without limitation.
Under normal market conditions, Government Securities Portfolio expects to invest as much as 50% of its total assets in when-issued securities.

         When-issued and delayed-delivery transactions can be used by a
Portfolio as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.
In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

         |X| Repurchase Agreements (All Portfolios). A Portfolio can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of shares, or pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes.

         In a repurchase transaction, a Portfolio buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase agreements having a maturity beyond seven days are subject to a
Portfolio's limits on holding illiquid investments. A Portfolio will not enter into a repurchase agreement that causes more than 15% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase agreements, considered "loans" under the Investment Company
Act, are collateralized by the underlying security. The Portfolios' repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, a Portfolio may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), the Portfolios, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

         |X| Illiquid and Restricted Securities (All Portfolios). Under the
policies and procedures established by the Board of Directors, the Manager determines the liquidity of certain of a Portfolio's investments. To enable a
Portfolio to sell its holdings of a restricted security not registered under the
Securities Act of 1933, the Portfolio may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Portfolio with the issuer at the time the Portfolio buys the securities.
When the Portfolio must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the
Portfolio could sell it. The Portfolio would bear the risks of any downward price fluctuation during that period.

         The Portfolios may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions may make it more difficult to value them, and might limit a Portfolio's ability to dispose of the securities and might lower the amount the Portfolio could realize upon the sale.

         No Portfolio may invest more than 15% of its net assets in illiquid or restricted securities. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Portfolio's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

         |X| Municipal Securities (Total Return Portfolio). These are debt obligations issued by the governments of states and their agencies, instrumentalities and authorities, as well as their political subdivisions
(cities towns and counties, for example), that are used to finance a variety of public and private purposes. Those purposes include financing state or local governments and financing specific public projects and facilities. The Portfolio can invest in them because the portfolio managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

         |X| Floating Rate and Variable Rate Obligations (All Portfolios). The
interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S.
Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.
As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The portfolio manager of a Portfolio may determine that an unrated floating rate or variable rate obligation meets the Portfolio's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The tender may be at par value plus accrued interest, according to the terms of the obligations.
The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

         Step-coupon bonds have a coupon interest rate that changes periodically during the life of the security on predetermined dates that are set when the security is issued.

         |X| "Structured" Notes (Government Securities Portfolio and Total
Return Portfolio). "Structured" notes are specially-designed derivative debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Portfolio) and the borrower issuing the note.

         The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore a Portfolio could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for a Portfolio to sell its investment at an acceptable price.

         |X| Inverse Floaters (Government Securities Portfolio and Total Return
Portfolio). "Inverse floaters" are debt obligations on which the interest rates typically fall as market rates increase and increase as market rates fall.
Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change.

         To provide investment leverage, an issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. The interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. A Portfolio might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

         Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. A Portfolio might invest in inverse floaters to seek higher yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

         Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for a Portfolio when the Portfolio has invested in inverse floaters that expose the Portfolio to the risk of short-term interest rate fluctuations. "Embedded" caps might be used to hedge a portion of a Portfolio's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the
Portfolio bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

         Inverse floaters are a form of derivative investment. Certain derivatives, can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to a Portfolio if the portfolio manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's other investments.
These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Loans of Portfolio Securities (All Portfolios). The Portfolios may lend portfolio securities pursuant to policies approved by the Portfolios' Board.
They may do so to try to provide income or to raise cash for liquidity purposes.
These loans are limited to not more than 25% of the value of each Portfolio's net assets.

         The Portfolios have entered into a Securities Lending Agreement (the
"Securities Lending Agreement") with JPMorgan Chase Bank, N.A. ("JPMorgan
Chase"). Under the Securities Lending Agreement and applicable regulatory requirements (which are subject to change), the collateral for such loans must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S.
Government (or its agencies or instrumentalities), or other cash equivalents in which a Portfolio is permitted to invest. To be acceptable as collateral, a bank letter of credit must obligate a bank to pay to JPMorgan Chase, as agent, amounts demanded by a Portfolio if the demand meets the terms of the letter.
Both the issuing bank and terms of the letter of credit must be satisfactory to
JPMorgan Chase and the Portfolio. The terms of the loans must also meet applicable tests under the Code and permit the Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any material matters. The Securities Lending Agreement may be terminated by either JPMorgan
Chase or a Portfolio on 30 days' written notice.

         Pursuant to the Securities Lending Agreement, a Portfolio will receive a percentage of all annual net income (i.e., net of rebates to the borrower and certain other approved expenses) from securities lending transactions. Such net income includes earnings from the investment of any cash collateral received from a borrower and loan fees paid or payable by a borrower in connection with loans secured by collateral other than cash.

         There are some risks in connection with securities lending, including possible delays in receiving additional collateral from the borrower to secure a loan or delays in recovering the loaned securities if the borrower defaults.
JPMorgan Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities to a Portfolio and to be responsible for expenses relating to securities lending. Each Portfolio, however, will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested.
If that occurs, a Portfolio may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. A Portfolio may also lose money if the value of the investments purchases with cash collateral decreases.

Borrowing. Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.
As a matter of fundamental policy, the Portfolios are authorized to borrow up to
33 1/3% of its total assets. During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. A Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the
Investment Company Act. Any such borrowing will be made only pursuant to the requirements of the Investment Company Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense a Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when a Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when a Portfolio's assets increase or decrease in value than would otherwise be the case.

              A Portfolio has the ability to borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." A Portfolio may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to a Portfolio, as such statute, rules or regulations may be amended or interpreted from time to time.

         A Portfolio will pay interest on these loans, and that interest expense will raise the overall expenses of a Portfolio and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, a Portfolio's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, a Portfolio does not contemplate using this technique, but if it does so, it will not likely do so to a substantial degree.

         |X| Hedging (All Portfolios). Although the Portfolios can use certain hedging instruments and techniques, they are not obligated to use them in seeking their objectives. A Portfolio's strategy of hedging with futures and options on futures will be incidental to the Portfolio's activities in the underlying cash market. The particular hedging instruments each Portfolio can use are described below.

|_| Put and Call Options. The Portfolios can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Portfolios can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, commodities options, and options on the other types of futures. The Portfolios can buy and sell exchange-traded currency options and the Oppenheimer International Growth Fund/VA may also buy and sell currency options over-the-counter.

     |_| Writing  Covered Call Options.  (All  Portfolios).  The  Portfolios can
write (that is, sell) covered calls. If a Portfolio sells a call option, it must be covered.  That means the Portfolio must own the security  subject to the call while the call is outstanding,  or the call may be covered by segregating liquid assets to enable  that  Portfolio  to  satisfy  its  obligations  if the call is exercised.

         When a Portfolio writes a call on a security, it receives cash (a premium). That Portfolio agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Portfolio shares the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Portfolio receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the
Portfolio would keep the cash premium and the investment.

         When a Portfolio writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Portfolio will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Portfolio would keep the cash premium.

         The Portfolios' custodian bank, or a securities depository acting for the Custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which a
Portfolio has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the
Portfolios enter into a closing transaction.

         When the Company writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Company will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Company writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." The Portfolio will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the
Portfolio wrote is more or less than the price of the call the Portfolio purchases to close out the transaction. The Portfolio may realize a profit if the call expires unexercised, because the Portfolio will retain the underlying security and the premium it received when it wrote the call. If a Portfolio cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

     The  Portfolios may also write calls on a futures  contract  without owning the futures contract or securities  deliverable under the contract. To do so, at the time the call is written,  the Portfolios must cover the call by segregating on its books an equivalent  dollar  amount of liquid  assets.  A Portfolio  will segregate  additional  liquid assets if the value of the segregated assets drops below 100% of the  current  value of the  future.  Because  of this  segregation requirement,  in no  circumstances  would a  Portfolio's  receipt of an exercise notice as to that future require the  Portfolios to deliver a futures  contract.
It  would  simply  put the  Portfolio  in a short  futures  position,  which  is permitted by the Portfolios' hedging policies.

                  |_| Writing Put Options. (All Portfolios) The Portfolios can
also sell put options. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

         If a Portfolio writes a put, the put must be covered by identifying liquid assets on its books. The premium the Portfolio receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Portfolio also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

         If a put a Portfolio has written expires unexercised, the Portfolio realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Portfolio incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security a Portfolio will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

         As long as a Portfolio's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Portfolio to take delivery of the underlying security and pay the exercise price. The Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Portfolio effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Portfolio has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         A Portfolio may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Portfolio to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments.
The Portfolio will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.

         |_| Purchasing Calls and Puts. (All Portfolios) The Portfolios can
purchase calls to protect against the possibility that its investment portfolio will not participate in an anticipated rise in the securities market. When a
Portfolio buys a call (other than in a closing purchase transaction), it pays a premium. The Portfolio then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

         The Portfolio benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Portfolio exercises the call. If the Portfolio does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case, the Portfolio will have paid the premium but lost the right to purchase the underlying investment.

         When a Portfolio purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

         Buying a put on securities or futures a Portfolio owns enables the
Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Portfolio will have paid the premium but lost the right to sell the underlying investment.
However, the Portfolio may sell the put prior to its expiration. That sale may or may not be at a profit.

         A Portfolio can buy puts whether or not it holds the underlying investment in its Portfolio. Buying a put on an investment a Portfolio does not own (such as an index or future) permits the Portfolio either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

         When a Portfolio purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Portfolio. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

                  |_| Buying and Selling Options on Foreign Currencies. All
Portfolios can sell exchange-traded call options on foreign currencies.
Government Securities Portfolio and Oppenheimer International Growth Fund/VA can
also buy exchange-traded calls on foreign currencies. Oppenheimer International
Growth Fund/VA can buy call options on currencies in the OTC markets. A
Portfolio could use these calls to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Portfolio wants to acquire.

         If a portfolio manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls on that foreign currency. If the portfolio manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Portfolios' position. The Portfolio will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call written on a foreign currency is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

         A Portfolio could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging"
strategy. In those circumstances, the Portfolio covers the option by identifying liquid assets on its books in an amount equal to the exercise price of the option.

              |_| Futures. The Portfolios have different policies and
limitations on the purchase and sale of futures contracts: o Each Portfolio can buy and sell future contracts on stock indices. o Each Portfolio can buy and sell futures contracts on individual stocks ("single stock futures"). o Total
Return Portfolio, Oppenheimer International Growth Fund/VA and Government
Securities Portfolio may buy and sell interest rate futures contracts.
o                     Each portfolio that can invest in securities denominated
                      in foreign currency can purchase and sell futures on
                      foreign currencies.
o                     Total Return Portfolio, Oppenheimer International Growth
                      Fund/VA and Government Securities Portfolio can buy and
                      sell futures contracts related to financial indices.

         A broadly-based stock index is used as the basis for trading stock index futures. In some cases, these futures may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

         Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

         No money is paid or received by a Portfolio on the purchase or sale of a future. Upon entering into a futures transaction, the Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Portfolio's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on that Portfolio's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to expiration of the future, a Portfolio may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to that Portfolio. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

              |_| Forward Contracts (All Equity Portfolios). Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Portfolio can use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Portfolio has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. A
Portfolio may also use "cross-hedging" where the Portfolio hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties.
The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

         A Portfolio may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

         When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Portfolio might desire to "lock-in"
the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Portfolio could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Portfolio against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         A Portfolio could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When a portfolio manager believes that foreign currency might suffer a substantial decline against the U.S. dollar, the Portfolio could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in that foreign currency. When a portfolio manager believes that the U.S. dollar might suffer a substantial decline against a foreign currency, the Portfolio could enter into a forward contract to buy that foreign currency for a fixed dollar amount.
Alternatively, a Portfolio could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the portfolio manager believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the
U.S. dollar value of the currency in which securities of the Portfolio are denominated. That is referred to as a "cross hedge."

         A Portfolio will cover its short positions in these cases by identifying on its books liquid assets having a value equal to the aggregate amount of the Portfolio's commitment under forward contracts. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

         However, to avoid excess transactions and transaction costs, a
Portfolio may maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Portfolio may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Portfolio may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the portfolio manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, the Portfolio might have to purchase additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Portfolio is obligated to deliver to settle the trade, the Portfolio might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce a Portfolio's performance if there are unanticipated changes in currency prices to a greater degree than if the
Portfolio had not entered into such contracts.

         At or before the maturity of a forward contract requiring a Portfolio to sell a currency, the Portfolio might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative it might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Company must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although each Portfolio values its assets daily in terms of U.S.
dollars, it does not intend to convert its holdings of foreign currencies into
U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.
Thus, a dealer might offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange if the Portfolio desires to resell that currency to the dealer.

              |_| Interest Rate Swap Transactions (Government Securities
Portfolio). In an interest rate swap, a Portfolio and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. Also, a Portfolio will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

         Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Portfolio under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual interest payments that the Portfolio has not yet received. The Manager will monitor the creditworthiness of counterparties to a
Portfolio's interest rate swap transactions on an ongoing basis.

         A Portfolio can enter into swap transactions with certain
counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Portfolio and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

|X| Credit Derivatives (Total Return Portfolio). The Portfolio may buy and sell credit protection by entering into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note to protect against the risk that a security will default. The Portfolio may buy and sell credit protection using credit default swaps on a single security, or on a basket of securities. The Portfolio pays a fee to enter into the swap and receives a fixed payment during the life of the swap.

         The Portfolio would buy credit protection to decrease credit exposure to specific high yield issuers.

        If the Portfolio buys credit protection and there is a credit event
(including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Portfolio will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

         Selling credit protection increases the Portfolio's credit exposure to specific high yield corporate issuers. The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

         If the Portfolio sells credit protection and there is a credit event the Portfolio will pay the par amount of the bonds and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

         Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Portfolio bought or sold credit protection).

              |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the
Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Portfolio's return. A Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         A Portfolio's option activities could affect its portfolio turnover rate, brokerage commissions and transaction costs. The exercise of calls written by a Portfolio might cause the Portfolio to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Portfolio of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the
Portfolio's control, holding a put might cause that Portfolio to sell the related investments for reasons that would not exist in the absence of the put.

         A Portfolio could pay a brokerage commission each time they buy a call or put, sell a call or put, or buy or sell an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by a Portfolio is exercised on an investment that has increased in value, that Portfolio will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio might experience losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Portfolio's investment securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Portfolio's securities. For example, it is possible that while the Portfolio has used hedging instruments in a short hedge, the market might advance and the value of the securities held by the Portfolio might decline. If that occurred, the Portfolio would lose money on the hedging instruments and also experience a decline in the value of its investment securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of a
Portfolio's investments diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the investments being hedged and movements in the price of the hedging instruments, a Portfolio might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         A Portfolio can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Portfolio does so the market might decline. If the Portfolio then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Portfolio will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

              |_| Regulatory Aspects of Hedging Instruments. The Commodities
Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Portfolio claims an exclusion from regulation as a commodity pool operator. The Portfolio has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Portfolio may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the
Portfolio's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Portfolio's Prospectus or this Statement of
Additional Information.

         Transactions in options by the Portfolios are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Portfolio (or an adviser that is an affiliate of the Portfolio's investment advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under the Investment Company Act, when a Portfolio purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

         |X| Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Portfolios can invest in a variety of debt securities for defensive purposes. The Portfolios can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Portfolio shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Portfolios can buy:
|_|           obligations issued or guaranteed by the U.S. government or its instrumentalities or agencies,
|_|           commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,
|_|           short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's or at least BBB by Standard &
              Poor's, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,
|_|           certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of U.S. $1 billion, and
|_|           repurchase agreements.

         Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

         |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which each Portfolio traded its portfolio securities during its previous fiscal year. For example, if a Portfolio sold all of its securities during the year, its portfolio turnover rate would have been 100%. Each Portfolio's turnover rate will fluctuate from year to year, and the Portfolios can have a portfolio turnover rate of 100% or more.

         Increased portfolio turnover creates higher brokerage and transaction costs for the Portfolios, which may reduce its overall performance.
Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Portfolios will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Code.

Investment Restrictions

         |X| What Are "Fundamental Policies?" Fundamental policies are those policies that each Portfolio has adopted to govern its investments that can be changed only by the vote of a "majority" of the Portfolio's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
         |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         |_| more than 50% of the outstanding shares.

         The Portfolios' investment objectives are not fundamental policies, but will not be changed by the Board of Directors without advance notice to shareholders. Other policies described in the Prospectus or this Statement of
Additional Information are "fundamental" only if they are identified as such.
The Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Portfolios' most significant investment policies are described in the Prospectus.

         |X| Do the Portfolios Have Additional Fundamental Policies? The
following investment restrictions are fundamental policies of Total Return
Portfolio, Growth Portfolio, Government Securities Portfolio and Oppenheimer
International Growth Fund/VA.

|_|           A Portfolio cannot invest in "senior securities", except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is
              applicable to the Company, as such statute, rules or regulations may be amended or interpreted from time to time.
|_|           Total Return Portfolio and Growth Portfolio cannot concentrate investments. That means these portfolios cannot invest 25% or more of their total assets in companies in any one industry. That limit does not apply to securities issued or guaranteed by the U.S.
              government or its agencies and instrumentalities or securities issued by investment companies.
|_|           A Portfolio cannot invest in physical commodities or commodities contracts. However, a Portfolio can invest in hedging instruments permitted by any of its other investment policies, and can buy or sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities, commodity contracts or currencies.
|_|           A Portfolio cannot invest in real estate or in interests in real estate. However, a Portfolio can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts) if permitted by its other investment policies.
|_|           A Portfolio may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the
              Company, as such statute, rules or regulations may be amended or interpreted from time to time.
|_|           A Portfolio cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the
              Portfolio, as such statute, rules or regulations may be amended or interpreted from time to time.
|_|           Total Return Portfolio, Growth Portfolio and Oppenheimer
              International Growth Fund/VA cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5%
              of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10%
              of that issuer's voting securities. This limitation applies to 75%
              of the Portfolio's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other
              investment companies.
|_|           A Portfolio cannot underwrite securities of other issuers. A permitted exception is if the Portfolio is deemed to be an underwriter under the 1933 Act in selling its investment
              securities.

Do the Portfolios Have Other Restrictions that are Not Fundamental Policies?

         The Portfolios have an additional restriction on their investment policies that is not fundamental, which means that it can be changed by the
Board of Directors, without obtaining approval from the Portfolio's outstanding voting securities.

|_|           Total Return Portfolio and Growth Portfolio cannot invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value, would be invested in those securities. However, a Portfolio can invest up to 25% of its total assets in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the NYSE.

Disclosure of Portfolio Holdings. The Portfolios have adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and
Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Portfolios' investment program or enable third parties to use that information in a manner that is harmful to the
Portfolios.

Public  Disclosure.  The Portfolios'  portfolio  holdings are made publicly available  no later  than 60 days  after  the  close of each of the  Portfolios'
fiscal quarters in its semi-annual  and annual reports to  shareholders,  and in its  Statements  of  Investments  on Form  N-Q.  Those  documents  are  publicly available at the SEC. In addition,  the top 20 month-end  holdings may be posted
on  the  OppenheimerFunds'  website  at  www.oppenheimerfunds.com   (select  the
Portfolios' name under the "View Fund Information for:" menu) with a 15-day lag.
The Portfolios may release a more  restrictive  list of holdings (e.g., the top five or top 10 portfolio  holdings) or may release no holdings if that is in the best interests of the Portfolios and its shareholders. Other general information about the Portfolios'  portfolio  investments,  such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

         Until publicly disclosed, the Portfolios' portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Portfolio shareholders with information about their Portfolios'
investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Portfolios' portfolio holdings information could attempt to use that information to trade ahead of or against the Portfolios, which could negatively affect the prices the Portfolios are able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Portfolios' behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Portfolio or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Portfolios'
non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Portfolios' Board shall not be deemed to be
"compensation" or "consideration" for these purposes. It is a violation of the
Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Portfolios.
A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Portfolios' complete portfolio holdings may be disclosed no sooner than
30-days after the relevant month-end, subject to the procedures below. If the
Portfolios' complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o                 The third-party recipient must first submit a request for
                  release of Portfolios portfolio holdings, explaining the
                  business reason for the request;
o                 Senior officers (a Senior Vice President or above) in the
                  Manager's Portfolio and Legal departments must approve the completed request for release of the Portfolios' portfolio holdings; and
o                 The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Portfolios' holdings confidential and agreeing not to trade directly or indirectly based on the information.

An exception may be made to provide portfolio holdings information on a more current basis to insurance company sponsors that have signed a Participation
Agreement with, and offer series of, Oppenheimer Variable Account Funds or
Panorama Series Fund, Inc. to their separate account contract holders, if such insurance companies require such portfolio holdings information for the preparation of reports to their contract holders, and have contractually undertaken to keep such information confidential. Additionally, such information may be made available to new insurance company sponsors that first sign a confidentiality agreement in connection with evaluating offering such funds under their separate accounts.

The Portfolios' complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2)
is subject to fiduciary obligations, as a member of the Portfolios' Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer
Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o        Employees of the Portfolios' Manager, Distributor and Transfer
         Agent who need to have access to such information (as determined by senior officers of such entity),
o        The Portfolios' independent registered public accounting firm,
o        Members of the Portfolios' Board and the Board's legal counsel,
o        The Portfolios' custodian bank,
o        A proxy voting service designated by the Portfolios and their Board,
o        Rating/ranking organizations (such as Lipper and Morningstar),
o        Insurance companies having separate accounts invested in Oppenheimer
         Variable Account Funds or Panorama Series Fund, Inc. (to prepare their financial statements or analysis),
o        Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o        Dealers, to obtain bids (price quotations if securities are not priced by the Portfolios' regular pricing services).

Portfolio holdings information of the Portfolios may be provided, under limited circumstances, to brokers and/or dealers with whom the Portfolios trade and/or entities that provide investment coverage and/or analytical information regarding the Portfolios' portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the
Portfolios, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Portfolios. Any third party receiving such information must first sign the
Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation
Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

o                 Brokers and dealers in connection with portfolio transactions
                  (purchases and sales)
o                 Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Portfolios are not priced by the
                  Portfolios' regular pricing services)
o                 Dealers to obtain price quotations where the Portfolios are not identified as the owner.

Portfolio holdings information (which may include information on the Portfolios'
entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager,
Distributor, or Transfer Agent, in the following circumstances:

o                 Response to legal process in litigation matters, such as
                  responses to subpoenas or in class action matters where the
                  Portfolios may be part of the plaintiff class (and seeks
                  recovery for losses on a security) or a defendant,
o                 Response to regulatory requests for information (the SEC,
                  NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for
                  information in inspections or for position reporting
                  purposes),
o                 To potential sub-advisers of portfolios (pursuant to
                  confidentiality agreements),
o                 To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o                 Investment bankers in connection with merger discussions
                  (pursuant to confidentiality agreements).

         Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Portfolios' shares or their financial intermediary representatives.

The Portfolios' shareholders may, under unusual circumstances (such as a lack of liquidity in the Portfolios' portfolio to meet redemptions), receive redemption proceeds of their Portfolios' shares paid as pro rata shares of securities held in the Portfolios' portfolio. In such circumstances, disclosure of the
Portfolios' portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Portfolios' then-current policy on approved methods for communicating confidential information, including but not limited to the Portfolios' policy as to use of secure e-mail technology.

The Chief Compliance Officer (the "CCO") of the Portfolios and the Manager,
Distributor, and Transfer Agent shall oversee the compliance by the Manager,
Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Portfolios' Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Portfolios have been made during the preceding year pursuant to these policies. The CCO shall report to the
Portfolios' Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Portfolios have entered into ongoing arrangements to make available information about the Portfolios' portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities                           Fortis Securities                     Pacific Crest Securities
ABN AMRO                                 Fox-Pitt, Kelton                      Pacific Growth Equities
AG Edwards                               Friedman, Billing, Ramsey             Petrie Parkman
American Technology Research             Fulcrum Global Partners               Pictet
Auerbach Grayson                         Garp Research                         Piper Jaffray Inc.
Banc of America Securities               George K Baum & Co.                   Prager Sealy & Co.
Barclays                                 Goldman Sachs                         Prudential Securities
Bear Stearns                             HSBC                                  Ramirez & Co.
Belle Haven                              ING Barings                           Raymond James
Bloomberg                                ISI Group                             RBC Capital Markets
BNP Paribas                              ITG                                   RBC Dain Rauscher
BS Financial Services                    Janney Montgomery                     Research Direct
Buckingham Research Group                Jefferies                             Reuters
Caris & Co.                              JP Morgan Securities                  Robert W. Baird
CIBC World Markets                       JPP Eurosecurities                    Roosevelt & Cross
Citigroup Global Markets                 Keefe, Bruyette & Woods               Russell
Collins Stewart                          Keijser Securities                    Ryan Beck & Co.
Craig-Hallum Capital Group LLC           Kempen & Co. USA Inc.                 Sanford C. Bernstein
Credit Agricole Cheuvreux N.A. Inc.      Kepler Equities/Julius Baer Sec       Scotia Capital Markets
Credit Suisse                            KeyBanc Capital Markets               Societe Generale
Cowen & Company                          Leerink Swan                          Soleil Securities Group
Daiwa Securities                         Lehman Brothers                       Standard & Poors
Davy                                     Loop Capital Markets                  Stifel Nicolaus
Deutsche Bank Securities                 MainFirst Bank AG                     Stone & Youngberg
Dresdner Kleinwort Wasserstein           Makinson Cowell US Ltd                SWS Group
Emmet & Co                               Maxcor Financial                      Taylor Rafferty
Empirical Research                       Merrill Lynch                         Think Equity Partners
Enskilda Securities                      Midwest Research                      Thomson Financial
Essex Capital Markets                    Mizuho Securities                     Thomas Weisel Partners
Exane BNP Paribas                        Morgan Stanley                        UBS
Factset                                  Morningstar                           Wachovia Securities
Fidelity Capital Markets                 Natexis Bleichroeder                  Wescott Financial
Fimat USA Inc.                           Ned Davis Research Group              William Blair
First Albany                             Nomura Securities                     Yieldbook
Fixed Income Securities

How the Portfolios Are Managed

Organization  and History.  Panorama  Series  Fund,  Inc.,  the  investment company  of which  each  Portfolio  is a series,  was  organized  as a  Maryland corporation in August 1981. It is referred to as the "Company" in this Statement of Additional Information.

Classes of Shares. The Directors are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes of shares and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Portfolios. Shares do not have cumulative voting rights or preemptive rights or subscription rights.
Shares may be voted in person or by proxy at shareholder meetings.

         Each Portfolio currently has two classes of shares authorized. All the
Portfolios offer a class with no name designation referred to as "Non-Service shares" and the Oppenheimer International Growth Fund/VA also offers a Service
Share Class. All classes of a particular portfolio invest in the same investment portfolio. Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Portfolio represents an interest in the Portfolio proportionately equal to the interest of each other share of the same class.

Meetings of Shareholders. Although the Portfolio is not required by
Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company
Act or other applicable law. The shareholders have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation or under Maryland law.

         The Portfolio will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Company receives a written request to call a meeting for a specified purpose (which might include the removal of a
Director), from the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting, the Directors will call a meeting of shareholders for that specified purpose. The Company has undertaken that it will then either give the applicants access to the Portfolio's shareholder list or mail the applicants' communication to all other shareholders at the applicants'
expense.

Board of Directors and Oversight Committees. The Portfolios are governed by a
Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Portfolios' activities, review its performance, and review the actions of the Manager.

         The Board of Directors has an Audit Committee, a Review Committee and a
Governance Committee. Each committee is comprised solely of Directors who are not "interested persons" under the Investment Company Act (the "Independent
Directors"). The members of the Audit Committee are Edward L. Cameron
(Chairman), George C. Bowen, Robert J. Malone and F. William Marshall, Jr. The
Audit Committee held 6 meetings during the Portfolios' fiscal year ended
December 31, 2006. The Audit Committee furnishes the Board with recommendations regarding the selection of the Portfolios' independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Portfolios' independent Auditors regarding the Portfolios' internal accounting procedures and controls; (iii) reviewing reports from the Manager's
Internal Audit Department; (iv) reviewing certain reports from and meet periodically with the Portfolios' Chief Compliance Officer; (v) maintaining a separate line of communication between the Portfolios' independent Auditors and the Independent Directors; (vi) reviewing the independence of the Portfolios'
independent Auditors; and (vii) pre-approving the provision of any audit or non-audit services by the Portfolios' independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Portfolios, the Manager and certain affiliates of the Manager.

         The Review Committee is comprised solely of Independent Directors. The members of the Review Committee are Jon S. Fossel (Chairman), Robert G. Avis,
Sam Freedman and Beverly L. Hamilton. The Review Committee held 6 meetings during the Portfolios' fiscal year ended December 31, 2006. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Portfolios'
transfer agent and the Manager and the services provided to the Portfolios by the transfer agent and the Manager. The Review Committee also reviews the
Portfolios' investment performance as well as the policies and procedures adopted by the Portfolios to comply with the Investment Company Act and other applicable law.

         The Governance Committee is comprised solely of Independent Directors.
The members of the Governance Committee are Robert J. Malone (Chairman), William
Armstrong, Beverly L. Hamilton and F. William Marshall, Jr. The Governance
Committee held 6 meetings during the Portfolios' fiscal year ended December 31,
2006. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees the Portfolios' governance guidelines, the adequacy of the Portfolios'
Codes of Ethics and the nomination of Directors, including Independent
Directors. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the
Governance Committee's consideration by mailing such information to the
Governance Committee in care of the Portfolios. The Governance Committee may consider such persons at such time as it meets to consider possible nominees.
The Governance Committee, however, reserves sole discretion to determine which candidates for Directors and Independent Directors it will recommend to the
Board and/or shareholders and it may identify candidates other than those submitted by Shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees. The full Board elects new Directors except for those instances when a shareholder vote is required.

         Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption
"contact us" or by mail to the Portfolios at the address below.

Directors and Officers of the  Portfolios.  Except for Mr. Murphy,  each of the Directors is an Independent Director. All of the Directors are also trustees or  directors  of the  following  Oppenheimer/Centennial  funds  (referred to as
"Board II Funds"):

Oppenheimer Cash Reserves                                   Oppenheimer Principal Protected Trust
Oppenheimer Capital Income Fund                             Oppenheimer Principal Protected Trust II
Oppenheimer Champion Income Fund                            Oppenheimer Principal Protected Trust III
Oppenheimer Commodity Strategy Total Return Fund            Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.                               Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds                                 Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund                         Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund                    Centennial California Tax Exempt Trust
Oppenheimer Main Street Funds, Inc.                         Centennial Government Trust
Oppenheimer Main Street Opportunity Fund                    Centennial Money Market Trust
Oppenheimer Main Street Small Cap Fund                      Centennial New York Tax Exempt Trust
Oppenheimer Municipal Fund                                  Centennial Tax Exempt Trust

         Present or former officers, directors, trustees and employees (and their immediate family members) of the Portfolios, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Portfolios and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

         Messrs. Bomfim, Caan, Gord, Evans, Manioudakis, Monoyios, Reinganum,
Schmidt, Swaney, Gillespie, Murphy, Petersen, Szilagyi, Vandehey, Wixted and
Zack and Mss. Bloomberg and Ives, who are officers of the Portfolios, hold the same offices with one or more of the other Board II Funds. As of March 15, 2007 the Directors and officers of the Portfolios, as a group, owned of record or beneficially less than 1% of any class of shares of the Portfolios. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II Funds. In addition, none of the Independent Directors (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor of the Board II Funds.

         Biographical Information. The Directors and officers, their positions with the Portfolios, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each
Director's beneficial share ownership in the Portfolios and in all of the registered investment companies that the Director oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director
serves for an indefinite term, or until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------------------------------------------------------
                              Independent Directors
---------------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Name, Position(s) with the     Principal Occupation(s) During the Past 5 Years; Other                Dollar Range of      Aggregate
                                                                                                                        Dollar Range
                                                                                                                          of Shares
                                                                                                         Shares         Beneficially
                                                                                                      Beneficially      Owned in All
Portfolios, Length of          Trusteeships/Directorships Held; Number of Portfolios in the Fund      Owned in the       Supervised
Service, Age                   Complex Currently Overseen                                              Portfolios           Funds
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- -----------------------------------
                                                                                                         As of December 31, 2006
------------------------------ -------------------------------------------------------------------- -----------------------------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
William L. Armstrong,          President, Colorado Christian University (since 2006); Chairman,           None         Over $100,000
Chairman of the Board of       Cherry Creek Mortgage Company (since 1991), Chairman, Centennial
Directors since 2003,          State Mortgage Company (since 1994), Chairman,The El Paso Mortgage
Director since 1999            Company (since 1993); Chairman, Ambassador Media Corporation
Age: 70                        (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non-profit)
                               (since 1991); Former Director, The Lynde and Harry Bradley
                               Foundation, Inc. (non-profit organization) (2002-2006); former
                               Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance
                               (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency)
                               (1995-2000); former Director of the following: UNUMProvident
                               (insurance company) (1991-2004), Storage Technology Corporation
                               (computer equipment company) (1991-2003) and International Family
                               Entertainment (television channel) (1992-1997); U.S. Senator
                               (January 1979-January 1991). Oversees 37 portfolios in the
                               OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Robert G. Avis,                Director and President of A.G. Edwards Capital, Inc. (General              None         Over $100,000
Director since 1996            Partner of private equity funds) (until February 2001); Chairman,
Age: 75                        President and Chief Executive Officer of A.G. Edwards Capital,
                               Inc. (until March 2000); Director of A.G. Edwards
                               & Sons, Inc. (brokerage company) (until 2000) and
                               A.G. Edwards Trust Company (investment adviser)
                               (until 2000); Vice Chairman and Director of A.G.
                               Edwards, Inc. (until March 1999); Vice Chairman
                               of A.G. Edwards & Sons, Inc. (until March 1999);
                               Chairman of A.G. Edwards Trust Company (until
                               March 1999) and A.G.E. Asset Management
                               (investment adviser) (until March 1999). Oversees
                               37 portfolios in the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
George C. Bowen,               Assistant Secretary and Director of Centennial Asset Management            None         Over $100,000
Director since 2002            Corporation (December 1991-April 1999); President, Treasurer and
Age: 70                        Director of Centennial Capital Corporation (June 1989-April 1999);
                               Chief Executive Officer and Director of
                               MultiSource Services, Inc. (March 1996-April
                               1999); Mr. Bowen held several positions with the
                               Manager and with subsidiary or affiliated
                               companies of the Manager (September 1987-April
                               1999). Oversees 37 portfolios in the
                               OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Edward L. Cameron,             Member of The Life Guard of Mount Vernon (George Washington                None         Over $100,000
Director since 2002            historical site) (June 2000 - May 2006); Director of Genetic ID,
Age: 68                        Inc. (biotech company) (March 2001-May 2002); Partner at
                               PricewaterhouseCoopers LLP (accounting firm)
                               (July 1974-June 1999); Chairman of Price
                               Waterhouse LLP Global Investment Management
                               Industry Services Group (financial services firm)
                               (July 1994-June 1998). Oversees 37 portfolios in
                               the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Jon S. Fossel,                 Director of UNUMProvident (insurance company) (since June 2002);           None         Over $100,000
Director since 1997            Director of Northwestern Energy Corp. (public utility corporation)
Age: 65                        (since November 2004); Director of P.R. Pharmaceuticals (October
                               1999-October 2003); Director of Rocky Mountain Elk Foundation
                               (non-profit organization) (February 1998-February 2003 and since
                               February 2005); Chairman and Director (until October 1996) and
                               President and Chief Executive Officer (until October 1995) of the
                               Manager; President, Chief Executive Officer and Director of the
                               following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and
                               Shareholder Financial Services, Inc. (until October 1995).
                               Oversees 37 portfolios in the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Sam Freedman,                  Director of Colorado Uplift (charitable organization) (since               None         Over $100,000
Director since 1996            September 1984). Mr. Freedman held several positions with the
Age: 66                        Manager and with subsidiary or affiliated companies of the Manager
                               (until October 1994). Oversees 37 portfolios in the
                               OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Beverly L. Hamilton,           Trustee of Monterey Institute for International Studies                    None              None
Director since 2002            (educational organization) (since February 2000); Board Member of
Age: 60                        Middlebury College (educational organization) (since December
                               2005); Director of The California Endowment
                               (philanthropic organization) (since April 2002);
                               Director (February 2002-2005) and Chairman of
                               Trustees (since 2006) of the Community Hospital
                               of Monterey Peninsula; Director (October
                               1991-2005) and Vice Chairman (since 2006) of
                               American Funds' Emerging Markets Growth Fund,
                               Inc. (mutual fund); President of ARCO Investment
                               Management Company (February 1991-April 2000);
                               Member of the investment committees of The
                               Rockefeller Foundation (since 2001) and The
                               University of Michigan (since 2000); Advisor at
                               Credit Suisse First Boston's Sprout venture
                               capital unit (venture capital fund) (1994-January
                               2005); Trustee of MassMutual Institutional Funds
                               (investment company) (1996-June 2004); Trustee of
                               MML Series Investment Fund (investment company)
                               (April 1989-June 2004); Member of the investment
                               committee of Hartford Hospital (2000-2003); and
                               Advisor to Unilever (Holland) pension fund
                               (2000-2003). Oversees 37 portfolios in the
                               OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Robert J. Malone,              Director of Jones International University (educational                    None         Over $100,000
Director since 2002            organization) (since August 2005); Chairman, Chief Executive
Age: 62                        Officer and Director of Steele Street State Bank (commercial banking) (since August 2003); Director of
                               Colorado UpLIFT (charitable organization) (since
                               1986); Trustee of the Gallagher Family Foundation
                               (non-profit organization) (since 2000); Former
                               Chairman of U.S. Bank-Colorado (subsidiary of
                               U.S. Bancorp and formerly Colorado National Bank)
                               (July 1996-April 1999); Director of Commercial
                               Assets, Inc. (real estate investment trust)
                               (1993-2000); Director of Jones Knowledge, Inc.
                               (2001-July 2004); and Director of U.S.
                               Exploration, Inc. (oil and gas exploration)
                               (1997-February 2004). Oversees 37 portfolios in
                               the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
F. William Marshall, Jr.,      Trustee of MassMutual Select Funds (formerly MassMutual                    None         Over $100,000
Director since 2002            Institutional Funds) (investment company) (since 1996) and MML
Age: 64                        Series Investment Fund (investment company) (since 1996); Trustee of Worchester Polytech Institute (since 1985); Chairman (since
                               1994) of the Investment Committee of the Worcester Polytech
                               Institute (private university); President and Treasurer of the SIS
                               Funds (private charitable fund) (since January 1999); Chairman of
                               SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank)
                               (January 1999-July 1999); and Executive Vice President of Peoples
                               Heritage Financial Group, Inc. (commercial bank) (January
                               1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex.*
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
*    Includes two open-end investment companies: MassMutual Select Funds and MML
     Series Investment Fund. In accordance with the instructions for SEC Form
     N-1A, for purposes of this section only, MassMutual Select Funds and MML
     Series Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be
     part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

Mr. Murphy is an "Interested Director" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.
Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an annual term, or until his resignation, retirement, death or removal. Mr. Murphy was elected as a Director of the Portfolios with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a
Director of the Portfolios and the other Board II Funds (defined below) for which he is a director or trustee.

----------------------------------------------------------------------------------------------------------------------------------------
                         Interested Director and Officer
----------------------------------------------------------------------------------------------------------------------------------------
-------------------------- -------------------------------------------------------------------------- ----------------- ----------------
Name, Position(s) Held     Principal Occupation(s) During the Past 5 Years; Other                     Dollar Range of      Aggregate
                                                                                                                         Dollar Range
                                                                                                                           Of Shares
                                                                                                           Shares        Beneficially
                                                                                                        Beneficially     Owned in All
with the Portfolios,       Trusteeships/Directorships Held; Number of Portfolios in the Fund            Owned in the      Supervised
Length of Service, Age     Complex Currently Overseen                                                    Portfolios          Funds
-------------------------- -------------------------------------------------------------------------- ----------------- ----------------
-------------------------- -------------------------------------------------------------------------- ----------------------------------
                                                                                                           As of December 31, 2006
-------------------------- -------------------------------------------------------------------------- ----------------------------------
-------------------------- -------------------------------------------------------------------------- ---------------- -----------------
John V. Murphy,            Chairman, Chief Executive Officer and Director (since June 2001) and            None        Over $100,000
Director since 2002 and    President (since September 2000) of the Manager; President and director
President and Principal    or trustee of other Oppenheimer funds; President and Director of OAC and
Executive Officer since    of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of
2001                       the Manager) (since July 2001); Director of OppenheimerFunds
Age: 57                    Distributor, Inc. (subsidiary of the Manager) (since November 2001);
                           Chairman and Director of Shareholder Services, Inc.
                           and of Shareholder Financial Services, Inc. (transfer
                           agent subsidiaries of the Manager) (since July 2001);
                           President and Director of OppenheimerFunds Legacy
                           Program (charitable trust program established by the
                           Manager) (since July 2001); Director of the following
                           investment advisory subsidiaries of the Manager: OFI
                           Institutional Asset Management, Inc., Centennial
                           Asset Management Corporation, Trinity Investment
                           Management Corporation and Tremont Capital
                           Management, Inc. (since November 2001), HarbourView
                           Asset Management Corporation and OFI Private
                           Investments, Inc. (since July 2001); President (since
                           November 2001) and Director (since July 2001) of
                           Oppenheimer Real Asset Management, Inc.; Executive
                           Vice President of Massachusetts Mutual Life Insurance
                           Company (OAC's parent company) (since February 1997);
                           Director of DLB Acquisition Corporation (holding
                           company parent of Babson Capital Management LLC)
                           (since June 1995); Member of the Investment Company
                           Institute's Board of Governors (since October 3,
                           2003); Chief Operating Officer of the Manager
                           (September 2000-June 2001); President and Trustee of
                           MML Series Investment Fund and MassMutual Select
                           Funds (open-end investment companies) (November
                           1999-November 2001); Director of C.M. Life Insurance
                           Company (September 1999-August 2000); President,
                           Chief Executive Officer and Director of MML Bay State
                           Life Insurance Company (September 1999-August 2000);
                           Director of Emerald Isle Bancorp and Hibernia Savings
                           Bank (wholly-owned subsidiary of Emerald Isle
                           Bancorp) (June 1989-June 1998). Oversees 98
                           portfolios in the OppenheimerFunds complex.
-------------------------- -------------------------------------------------------------------------- ---------------- -----------------

     The  addresses  of the  officers  in the chart  below are as  follows:  for
Messrs. Bomfim, Caan, Gord, Evans, Manioudakis,  Monoyios,  Reinganum,  Schmidt,
Swaney,  Gillespie and Zack and Ms. Bloomberg,  Two World Financial Center,  225
Liberty Street, New York, New York 10281-1008,  for Messrs. Petersen,  Szilagyi,
Vandehey  and Wixted and Ms.  Ives,  6803 S.  Tucson Way,  Centennial,  Colorado
80112-3924.  Each  officer  serves  for  an  annual  term  or  until  his or her resignation, retirement death or removal.

---------------------------------------------------------------------------------------------------------------------------------
                        Other Officers of the Portfolios
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Name, Position(s) Held with the    Principal Occupation(s) During Past 5 Years
Portfolios, Length of Service,
Age
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Antulio Bomfim,                    Vice President of the Manager since October 2003;  Senior Economist at the Board of Governors
Vice President and Portfolio of the Federal Reserve System (June 1992 to October
2003). A portfolio manager of 12 Manager since 2003 portfolios in the
OppenheimerFunds complex.
Age: 40
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Geoffrey Caan, Vice President of the Manager since August 2003; Vice President of ABN AMRO NA, Inc. (June Vice President and Portfolio 2002 - August 2003);
Vice President of Zurich Scudder Investments (January 1999 - June Manager since
2003 2002). A portfolio manager of 12 portfolios in the OppenheimerFunds complex.
Age: 38
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
George Evans, Vice President (since October 1993) and Director of International
Equities (since July 2004) Vice President and Portfolio of the Manager. Formerly
Vice President of HarbourView Asset Management Corporation (July Manager since
1999 1994-November 2001). An officer of 3 portfolios in the OppenheimerFunds complex.
Age: 47
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Benjamin Gord,                     Vice  President  of  the  Manager  (since  April  2002),  of  HarbourView   Asset  Management
Vice President and Portfolio       Corporation  (since April 2002) and of OFI Institutional  Asset Management,  Inc. (as of June
Manager since 2003                 2002);  Executive  Director and senior fixed income analyst at Miller Anderson & Sherrerd,  a
Age: 44                            division  of Morgan  Stanley  Investment  Management  (April  1992-March  2002).  A portfolio manager of 12 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Angelo Manioudakis,                Senior Vice President of the Manager  (since April 2002),  of  HarbourView  Asset  Management
Vice President and Portfolio       Corporation  (since April 2002) and of OFI Institutional  Asset Management,  Inc. (since June
Manager since 2002                 2002);  Executive Director and portfolio manager for Miller,  Anderson & Sherrerd, a division
Age: 40                            of  Morgan  Stanley  Investment  Management  (August  1993-April  2002).  An  officer  of  15 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Nikolaos D. Monoyios,              Senior Vice President of the Manager since October 2003; a Certified Financial Analyst.
Vice President and Portfolio       Formerly Vice President of the Manager (April 1998-September 2003). An officer of 6
Manager since 1998                 portfolios in the OppenheimerFunds complex.
Age: 57
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Dr. Marc Reinganum, Vice President of the Manager since September 2002; a
Director of Quantitative Research and Vice President and Portfolio Portfolio
Strategist for Equities. Formerly the Mary Jo Vaughn Rauscher Chair in Financial
Manager since 2003 Investments at Southern Methodist University since 1995. At
Southern Methodist University Age: 53 he also served as the Director of the
Finance Institute, Chairman of the Finance Department,
                                   President of the Faculty at the Cox School of
                                   Business and member of the Board of Trustee
                                   Investment Committee. An officer of 3
                                   portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
David E. Schmidt, Chief Investment Officer since July 2003, Deputy Chief
Investment Officer (June 2002-June Vice President and Portfolio 2003), Director
of Product Development (December 1999-present) and an analyst (August Manager since 2003 1994-December 1999) of Trinity Investment Management Corporation, a
wholly-owned subsidiary Age: 45 of the Manager's immediate parent, Oppenheimer
Acquisition Corp.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Thomas Swaney                      Vice President of the Manager (since April 2006); senior analyst, high grade investment team
Vice President and Portfolio       (June 2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd, a
Manager since 2006                 division of Morgan Stanley Investment Management (May 1998-May 2002). A portfolio manager of
Age: 34                            12 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Mark S. Vandehey,                  Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and Chief           President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Compliance Officer since 2004      Shareholder Services, Inc. (since June 1983); Vice President and Director of Internal Audit
Age: 56                            of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Brian W. Wixted,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal            following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting Officer     Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer
since 1999                         Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March
Age: 47                            2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI
                                   Institutional Asset Management, Inc. (since
                                   November 2000), and OppenheimerFunds Legacy
                                   Program (since June 2003); Treasurer and
                                   Chief Financial Officer of OFI Trust Company
                                   (trust company subsidiary of the Manager)
                                   (since May 2000); Assistant Treasurer of the
                                   following: OAC (since March 1999), Centennial
                                   Asset Management Corporation (March
                                   1999-October 2003) and OppenheimerFunds
                                   Legacy Program (April 2000-June 2003);
                                   Principal and Chief Operating Officer of
                                   Bankers Trust Company-Mutual Fund Services
                                   Division (March 1995-March 1999). An officer
                                   of 98 portfolios in the OppenheimerFunds
                                   complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Brian Petersen,                    Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer since 2004     (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
Age: 36                            1998-July 2002). An officer of 98 portfolios in the OppenheimerFunds complex

---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Brian C. Szilagyi,                 Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting
Assistant Treasurer since 2005     and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of
Age: 37                            Berger Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at
                                   American Data Services, Inc. (September 2000-May 2001). An officer of 98 portfolios in the
                                   OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Robert G. Zack,                    Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary       Manager; General Counsel and Director of the Distributor (since December 2001); General
since 2001                         Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice
Age: 58                            President and General Counsel of HarbourView Asset Management Corporation (since December
                                   2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary
                                   (since September 1997) and Director (since November 2001) of OppenheimerFunds International
                                   Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership
                                   Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                   (since November 2001); Senior Vice President, General Counsel and Director of Shareholder
                                   Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                   President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust
                                   Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June
                                   2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc.
                                   (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003);
                                   Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                   2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the Manager;
                                   Assistant Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                   Shareholder Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                   International Ltd. (September 1997-November 2001). An officer of 98 portfolios in the
                                   OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Lisa I. Bloomberg,                 Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary since 2004     (April 2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate
Age: 39                            Vice President (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000)
                                   of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 98 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Kathleen T. Ives,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary since 2001     2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October
Age: 41                            2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation
                                   (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc.
                                   (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
                                   Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August
                                   1994-October 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Phillip S. Gillespie,              Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
Assistant Secretary since 2004     First Vice President (2000-September 2004), Director (2000-September 2004) and Vice
Age: 43                            President (1998-2000) of Merrill Lynch Investment Management. An officer of 98 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------

         Remuneration of the Officers and Directors. The officers and the interested Director of the Portfolios, who are affiliated with the Manager, receive no salary or fee from the Portfolios. The Independent Directors received the compensation shown below from the Portfolios for serving as a Director and member of a committee (if applicable), with respect to the Portfolios' fiscal year ended December 31, 2006. The total compensation, including accrued retirement benefits, from the Portfolios and fund complex represents compensation received for serving as a Director and member of a committee (if applicable) of the Boards of the Portfolios and other funds in the
OppenheimerFunds complex during the calendar year ended December 31, 2006.

------------------------------------------------ ------------------------------------ ---------------------------------
Name of Director and Other Portfolio               Aggregate Compensation From the      Total Compensation From the
                                                                                       Portfolios and Fund Complex(2)
                                                   Portfolios(1) Fiscal year ended               Year ended
Position(s) (as applicable)                               December 31, 2006                  December 31, 2006
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
William L. Armstrong                                           $5,095                             $214,504
Chairman of the Board and
Governance Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Robert G. Avis                                                 $3,396                             $143,000
Review Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
George C. Bowen                                                $3,396                             $143,000
Audit Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Edward L. Cameron                                              $4,076                             $171,600
Audit Committee Chairman
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Jon S. Fossel                                                  $3,662                             $154,174
Review Committee Chairman
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Sam Freedman                                                   $3,396                             $143,000
Review Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Beverly Hamilton                                              $3,396(3)                           $143,000
Review Committee Member and
Governance Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Robert J. Malone                                              $3,907(4)                           $164,452
Governance Committee Chairman and
Audit Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
F. William Marshall, Jr.
Audit Committee Member and Governance                          $3,396                           $205,500(5)
Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
1.   "Aggregate Compensation From the Portfolios" includes fees and deferred compensation, if any.
2.   In accordance with SEC regulations, for purposes of this section only,
     "Fund Complex" includes the Oppenheimer funds, the MassMutual Institutional
     Funds, the MassMutual Select Funds and the MML Series Investment Fund, the
     investment adviser for which is the indirect parent company of the
     Portfolios' Manager. The Manager also serves as the Sub-Advisor to the following: MassMutual Premier International Equity Fund, MassMutual Premier
     Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual
     Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. The
     Manager does not consider MassMutual Institutional Funds, MassMutual Select
     Funds and MML Series Investment Fund to be part of the OppenheimerFunds'
     "Fund Complex" as that term may be otherwise interpreted.
3.   Includes $3,396 deferred by Ms. Hamilton under the "Deferred Compensation
     Plan" described below.
4.   Mr. Malone cancelled the "Deferred Compensation Plan" effective 1/1/06.
5.   Includes $62,500 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

|X| Deferred Compensation Plan For Directors. The Board of Directors has adopted a Deferred Compensation Plan for Independent Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Portfolios. Under the plan, the compensation deferred by a
Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director.
The amount paid to the Director under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

         Deferral of Directors' fees under the plan will not materially affect the Portfolios' assets, liabilities or net income per share. The plan will not obligate the Portfolios to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the SEC, the Portfolios may invest in the funds selected by the Directors under the plan without shareholder approval for the limited purpose of determining the value of the Directors' deferred compensation account.

         |X| Principal Holders. As of March 30, 2007, all of the outstanding shares of Government Securities Portfolio were held by Massachusetts Mutual Life
Insurance Company, 1295 State Street, Springfield, MA 01111, for variable annuity contracts, variable life insurance policies and other investment products owned by its customers. Massachusetts Mutual Life Insurance Company also owned 52.36%, 94.77% and 97.90%, of the outstanding shares, respectively, of Oppenheimer International Growth Fund/VA, Growth Portfolio and Total Return
Portfolio. Cuna Mutual Life Insurance Company of Waverly, Iowa owned 42.17% of the outstanding Non-Service shares of Oppenheimer International Growth Fund/VA.
Lincoln Benefit Life Company of Lincoln, NE owned 26.23% and Minnesota Life
Insurance Company of St. Paul, MN owned 71.59%, of the outstanding Service
Shares of Oppenheimer International Growth Fund/VA. Allmerica Financial Life
Insurance and Annuity Company of Worcester, Massachusetts owned 5.23% of the outstanding shares of Growth Portfolio.

The Manager.  OppenheimerFunds,  Inc.,  the  Manager,  is  wholly-owned  by
Oppenheimer   Acquisition   Corporation,   a  holding   company   controlled  by
Massachusetts Mutual Life Insurance Company, a global diversified  insurance and financial services organization.

|X| Code of Ethics. The Company, the Manager and the Distributor have a Code of
Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Company's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the
Company and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Company, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the Company's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The
Code of Ethics can also be viewed as part of the Company's registration statement on the SEC's EDGAR database at the SEC's Internet website at
www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

|X| Portfolio Proxy Voting. The Portfolios have adopted Portfolio Proxy Voting
Policies and Procedures, which include Proxy Voting Guidelines, under which the
Portfolios vote proxies relating to securities ("portfolio proxies") held by the
Portfolios. The Portfolio's primary consideration in voting portfolio proxies is the financial interests of the Portfolio and its shareholders. The Portfolio has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Portfolio's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and
Procedures include provisions to address conflicts of interest that may arise between the Portfolios and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the
Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following two procedures: (1)
if the proposal that gives rise to the conflict is specifically addressed in the
Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting
Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the
Manager on how to vote the proposal or may abstain from voting. The Proxy Voting
Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below: o The Portfolios generally vote with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o             The Portfolios evaluate nominees for director nominated by management on a case-by-case basis, examining the following factors, among others: Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o             In general, the Portfolios oppose anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o             The Portfolios support shareholder proposals to reduce a
              super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o             The Portfolios oppose proposals to classify the board of directors.
o             The Portfolios support proposals to eliminate cumulative voting.
o             The Portfolios oppose re-pricing of stock options without
              shareholder approval.
o             The Portfolios generally consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Portfolios analyze stock option plans, paying particular attention to their dilutive effect. While the
              Portfolios generally support management proposals, the Portfolios oppose plans it considers to be excessive.

         The Portfolios are required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Portfolios' Form N-PX filing is available (i) without charge, upon request, by calling the Portfolios toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

         |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to each Portfolio under an investment advisory agreement between the Manager and the respective Portfolio. The Manager selects securities for the Portfolios and handles their day-to-day business. The portfolio managers of the Portfolios are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the
Portfolios. Other members of the Manager's investment teams provide the portfolio managers with counsel and support in managing the Portfolios as appropriate.

         The investment advisory agreements require the Manager, at its expense, to provide each Portfolio with adequate office space, facilities and equipment.
They also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for each Portfolio. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for the continuous public sale of shares of the Portfolio.

         The Portfolio pays expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's
Agreement are paid by the relevant Portfolio. The advisory agreements list examples of expenses to be paid by a Portfolio. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal, and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by a Portfolio to the Manager are calculated at the rates listed in the Portfolio's Prospectus, which are applied to the assets of the Portfolio as a whole. Whenever more than one class of shares is issued, the fees are allocated to each class of shares based upon the relative proportion of a Company's net assets represented by that class. The management fees paid by the Portfolios to the Manager during the Portfolio's last three fiscal years are listed below.

------------------------------- ------------------------------------------------------------------------------------
Portfolio                            Management Fees Paid to OppenheimerFunds, Inc. in the Fiscal Years Ended:
------------------------------- ------------------------------------------------------------------------------------
------------------------------- ------------------------------ -------------------------- --------------------------
                                          12/31/04                     12/31/05                   12/31/06
------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------
Total Return Portfolio                   $1,946,204                   $1,734,830                 $1,545,366
------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------
Growth Portfolio                         $1,119,003                   $1,033,454                  $968,401
------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------
Oppenheimer International                $1,053,887                   $1,284,540                 $2,649,792
Growth Fund/VA
------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------
Government Securities                      $96,956                      $92,918                    $88,021
Portfolio
------------------------------- ------------------------------ -------------------------- --------------------------
------------------------------- ------------------------------ -------------------------- --------------------------
Total (All Portfolios)                   $4,216,050                   $4,145,742                 $5,251,580
------------------------------- ------------------------------ -------------------------- --------------------------

         The investment advisory agreements state that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Portfolios sustain by reason of good faith errors or omissions in connection with any matters to which the agreements relate.

Portfolio Managers

Government Securities Portfolio
       The Portfolio is managed by a team of investment professionals comprised of Angelo Manioudakis, Benjamin J. Gord, Geoffrey Caan, Antulio Bomfim
       and Thomas Swaney (each is referred to as a "portfolio manager" and collectively they are referred to as the "portfolio managers") who are responsible for the day-to-day management of the Portfolio's investments.

Total Return Portfolio
       The Portfolio's equity component is managed by David Schmidt. Since April
       2002, the Portfolio's fixed-income component is managed by a team of investment professionals comprised of Angelo Manioudakis, Benjamin J.
       Gord, Geoffrey Caan, Antulio Bomfim and Thomas Swaney (together with
       David Schmidt, each is referred to as a "portfolio manager" and collectively they are referred to as the "portfolio managers") who are responsible for the day-to-day management of the Portfolio's investments.

International Growth Fund/VA
         International Growth Fund/VA is managed by George R. Evans (referred to as the "portfolio manager"). He is the person responsible for the day-to-day management of the Portfolio's investments.

Growth Portfolio
       The Portfolio is co-managed by Nikolaos Monoyios and Marc Reinganum (each is referred to as a "portfolio manager" and collectively they are referred to as the "portfolio managers") who are responsible for the day-to-day management of the Portfolio's investments.

Other  Accounts   Managed.   In  addition  to  managing  each   Portfolios'
investments,  several portfolio managers also manage other investment portfolios and accounts,  on behalf of the Manager or its  affiliates.  The following table provides  information,  as of December 31, 2006,  regarding the other portfolios and accounts managed by a portfolio manager.

     Portfolio Manager       Registered   Total Assets   Other Pooled  Total Assets in     Other     Total Assets
                                         in Registered                   Other Pooled
                             Investment    Investment     Investment      Investment                   in Other
                             Companies     Companies       Vehicles        Vehicles      Accounts      Accounts
                              Managed      Managed(1)      Managed        Managed(1)      Managed    Managed (1,2)
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     George Evans                4          $4,104.9          2             $59.5          None          None
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Nikolaos Monoyios           16        $31,036.03         1             $33.2          None          None
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Marc Reinganum              7         $17,430.1         None            None          None          None
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     David Schmidt              None          None            5              $9.6           64         $3,754.7
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Angelo Manioudakis          17        $15,721.8          6             $197.6           2          $157.1
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Benjamin J. Gord            14        $15,274.06         6             $197.6           1           $41.3
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Geoffrey Caan               14        $15,274.06         6             $197.6           1           $41.3
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Antulio Bomfim              14        $15,274.06         6             $197.6           1           $41.3
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Thomas Swaney               14        $15,274.06         6             $197.6           1           $41.3
     ---------------------------------------------------------------------------------------------------------------
1        In millions.
2        Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

         As indicated above, some of the portfolio managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolios. That may occur whether the investment strategies of the other funds or accounts are the same as or different from, the
Portfolios' investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Portfolios, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio's portfolio managers may manage other funds or accounts with investment objectives and strategies similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the
Portfolios.

|X| Compensation of the Portfolio Managers. The Portfolios' Portfolio Managers
are employed and compensated by the Manager, not the Portfolios. The Manager's
compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2006, each
Portfolio Managers' compensation consisted principally of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

         To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of a Portfolio's portfolio assets or its investment performance.
However, each portfolio managers' compensation is based on the performance of a tracking portfolio that is substantially similar to the Portfolio or Portfolios that he or she manages, measured against an appropriate Lipper benchmark selected by management. The Manager has a number of procedures in place to ensure that portfolio managers do not allocate securities to those portfolios in an inequitable manner, including monitoring and dispersion analysis. The compensation structure of certain other funds and accounts managed by the
Portfolio Managers differs from the compensation structure of the Portfolios, described above. A portion of the Portfolio Managers' compensation with regard to other portfolios may, under certain circumstances, include an amount based in part on the amount of the portfolios' management fee.

Ownership of Portfolio  Shares.  As of December  31,  2006,  the  portfolio managers beneficially owned shares of the Portfolios as follows:

----------------------------------------------------------------------------------------------
                 Portfolio Manager Range of Shares Beneficially

           Name of Fund                                            Owned in the Portfolios
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   International Growth Fund/VA    George Evans                              None
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   Growth Portfolio                Nikolaos Monoyios                         None
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                   Marc Reinganum                            None
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   Total Return Portfolio          David Schmidt                             None
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                   Angelo Manioudakis                        None
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                   Benjamin J. Gord                          None
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                   Geoffrey Caan                             None
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                   Antulio Bomfim                            None
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                   Thomas Swaney                             None
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   Government Securities Portfolio Angelo Manioudakis                        None
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                   Benjamin J. Gord                          None
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                   Geoffrey Caan                             None
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                   Antulio Bomfim                            None
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                   Thomas Swaney                             None
----------------------------------------------------------------------------------------------

Brokerage Policies of the Portfolios

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Portfolios. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Portfolios' portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the
Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Portfolios to obtain, at reasonable expense, the "best execution" of the Portfolios' portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Portfolios as established by its Board of Directors.

         Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Portfolios, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the
Portfolios. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Portfolios subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

         The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         For the Equity Portfolios, transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Portfolios may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market.
Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Portfolios ordinarily use the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         For the Fixed-Income Portfolios, most securities purchases made by the
Portfolios are in principal transactions at net prices. The Portfolios usually deal directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Portfolios do not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. In an option transaction, the Portfolios ordinarily use the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

         Other accounts advised by the Manager have investment policies similar to those of the Portfolios. Those other accounts may purchase or sell the same securities as the Portfolios at the same time as the Portfolios, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates.

         Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by
(1) directing to that broker or dealer any of the Portfolios' portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the Portfolios'
portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

         However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Portfolios' Board of Directors has approved those procedures) that permit the Portfolios to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Portfolios, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Portfolios' portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Portfolios' shares when allocating the Portfolios' portfolio transactions, and (2) the Portfolios, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Portfolios' brokerage directly, or through a "step-out"
arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Portfolios' shares or the shares of any of the other Oppenheimer funds.

         The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Portfolios and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

         Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         Although the Manager currently does not do so, the Board of Directors may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that:
(i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii)
the trade is not a riskless principal transaction. The Board of Directors may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Portfolios' portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

         During the fiscal years ended December 31, 2004, 2005 and 2006, the
Portfolios paid the total brokerage commissions indicated in the chart below:

-------------------------------------------------------------------------------------------------------------------
                Total Brokerage Commissions Paid by the Portfolios During the Fiscal Years Ended:*
-------------------------------------------------------------------------------------------------------------------
------------------------------------------ ------------------------- ----------------------- ----------------------
Portfolio                                          12/31/04                 12/31/05               12/31/06
------------------------------------------ ------------------------- ----------------------- ----------------------
------------------------------------------ ------------------------- ----------------------- ----------------------
Growth Portfolio                                   $346,984                 $337,682               $203,646
------------------------------------------ ------------------------- ----------------------- ----------------------
------------------------------------------ ------------------------- ----------------------- ----------------------
Total Return Portfolio                             $784,911                 $583,763               $389,745
------------------------------------------ ------------------------- ----------------------- ----------------------
------------------------------------------ ------------------------- ----------------------- ----------------------
Oppenheimer International Growth Fund/VA                                                           $110,184
                                                   $116,393                 $157,563
------------------------------------------ ------------------------- ----------------------- ----------------------
------------------------------------------ ------------------------- ----------------------- ----------------------
Government Securities Portfolio                     $2,666                    N/A                     N/A
------------------------------------------ ------------------------- ----------------------- ----------------------
* Amounts do not include spreads or concessions on principal transactions on a net trade basis.

         During the fiscal year ended December 31, 2006, the Portfolios paid the following amounts in commissions to firms that provide brokerage and research services to the Portfolios with respect to the aggregate portfolio transactions indicated. All such transactions were on a "best execution" basis, as described above. The provision of research services was not necessarily a factor in the placement of all such transactions.

------------------------------------------ ---------------------------------- -------------------------------------
Portfolio                                   Commissions Paid to Firms that      Aggregate Transactions by Firms
                                                   Provided Research                 that Provided Research
------------------------------------------ ---------------------------------- -------------------------------------
------------------------------------------ ---------------------------------- -------------------------------------
Growth Portfolio                                        $98,016                           $216,729,311
------------------------------------------ ---------------------------------- -------------------------------------
------------------------------------------ ---------------------------------- -------------------------------------
Total Return Portfolio                                  $36,090                           $36,428,577
------------------------------------------ ---------------------------------- -------------------------------------
------------------------------------------ ---------------------------------- -------------------------------------
Oppenheimer International Growth Fund/VA               $106,513                           $74,490,049
------------------------------------------ ---------------------------------- -------------------------------------
------------------------------------------ ---------------------------------- -------------------------------------
Government Securities Portfolio                           $0                                   $0
------------------------------------------ ---------------------------------- -------------------------------------

Distribution and Service Plans (Service Shares Only)

     Under  its   General   Distributor's   Agreements   with  the   Portfolios,
OppenheimerFunds Distributor, Inc. will only act as the principal underwriter of the International Growth Fund/VA's Service shares.

         Oppenheimer International Growth Fund/VA has adopted a Distribution and
Service Plan (the "Plan") for its Service shares under Rule 12b-1 of the
Investment Company Act, pursuant to which Oppenheimer International Growth
Fund/VA will make payments to the Distributor in connection with the distribution and/or servicing of Service shares. The plan provides for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Portfolio under the plan during the period for which the fee is paid. The Distributor will pay insurance company separate account sponsors and other entities that offer and/or provide services to Service shares, as described in the Prospectus. The
Plan has been approved by a vote of (i) the Board of Directors of the Company, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the Manager as the then-sole initial holder of such shares.

         Under the Plan, Oppenheimer International Growth Fund/VA currently uses the fees it receives to pay insurance company separate account sponsors or their affiliates (each is referred to as a "Recipient") for personal services and account maintenance services they provide for their customers who hold Service shares. The services include, among others, answering customer inquiries about the Oppenheimer International Growth Fund/VA, assisting in establishing and maintaining accounts in the Oppenheimer International Growth Fund/VA and providing other services at the request of the Oppenheimer International Growth
Fund/VA.

         Under the Plan, no payment will be made to any Recipient in any quarter if the aggregate net assets of an Oppenheimer International Growth Fund/VA's
Service shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Company's Independent Directors. The Plan provides for a fee of 0.25% of average annual net assets and set no minimum amount.

         Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Company's Board of Directors and its Independent
Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding Service shares. For purposes of voting with respect to the Plans, Account owners are considered to be shareholders of a Portfolio's shares. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by Account owners of the class affected by the amendment. All material amendments must be approved by the Board and a majority of the Independent
Directors.

         While the plans are in effect and Service shares are outstanding, the
Treasurer of the Company shall provide separate written reports to the Company's
Board of Directors at least quarterly for its review. The report shall detail the amount of payments made pursuant to each Plan and the purpose for which the payments were made. These reports are subject to the review and approval of the
Independent Directors.

         During calendar year 2006, Oppenheimer International Growth Fund/VA paid $50,104 to the Distributor under its 12b-1 Plan for Service shares. The
Distributor retained no portion of that amount. Service shares were not issued during calendar year 2006 for Growth Portfolio, Total Return Portfolio and
Government Securities Portfolio.
Payments to Fund Intermediaries

         Financial intermediaries may receive various forms of compensation or reimbursement from Oppenheimer International Growth Fund/VA in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this
SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Oppenheimer International Growth
Fund/VA and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of Oppenheimer International Growth Fund/VA, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of Oppenheimer International
Growth Fund/VA's Service Shares and the role played by the intermediary.

         Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o            Payments made by Oppenheimer International Growth Fund/VA, or by an investor buying or selling shares of Oppenheimer International
             Growth Fund/VA may include:

o                   ongoing asset-based payments attributable to the Service
                    Shares, including fees payable under Oppenheimer
                    International Growth Fund/VA's distribution and/or service plan adopted under Rule 12b-1 under the Investment Company
                    Act, which are paid from Oppenheimer International Growth
                    Fund/VA's assets and allocated to the class of shares to
                    which the plan relates (see "About the Funds--Distribution and Service Plans" above);

o                   shareholder servicing payments for providing omnibus
                    accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, which are paid from the assets of Oppenheimer International Growth
                    Fund/VA as reimbursement to the Manager or Distributor for expenses they incur on behalf of Oppenheimer International
                    Growth Fund/VA.

o            Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by Oppenheimer International
             Growth Fund/VA. These payments are made at the discretion of the
             Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by Oppenheimer International Growth Fund/VA listed above.

o                   These types of payments may reflect compensation for
                    marketing support, support provided in offering Oppenheimer
                    International Growth Fund/VA or other Oppenheimer funds
                    through certain trading platforms and programs, transaction processing or other services;
o                   The Manager and Distributor each may also pay other
                    compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the NASD.
                    Payments are made based on the guidelines established by the
                    Manager and Distributor, subject to applicable law.

         These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of Oppenheimer International
Growth Fund/VA or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of Oppenheimer
International Growth Fund/VA or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend
Oppenheimer International Growth Fund/VA or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in Oppenheimer
International Growth Fund/VA's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from
Oppenheimer International Growth Fund/VA, the Manager or the Distributor and any
services it provides, as well as the fees and commissions it charges.

         Although brokers or dealers that sell Oppenheimer International Growth
Fund/VA shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by Oppenheimer
International Value Fund/VA or other Oppenheimer funds, a broker or dealer's sales of Oppenheimer International Growth Fund/VA or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for Oppenheimer International Growth Fund/VA or such other Oppenheimer funds.

     Revenue  sharing  payments  can  pay  for   distribution-related  or  asset
retention items including, without limitation,

o            transactional support, one-time charges for setting up access for
             Oppenheimer International Growth Fund/VA or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o            program support, such as expenses related to including the
             Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o            placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

         Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

         For the year ended December 31, 2006, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

  1st Global Capital Co.                                 Advantage Capital Corporation / FSC
  Aegon                                                  Aetna Life Ins & Annuity Co.
  AG Edwards                                             AIG Financial Advisors
  AIG Life                                               Allianz Life Insurance Company
  Allstate Life                                          American Enterprise Life Insurance
  American General Annuity                               American Portfolios
  Ameriprise                                             Ameritas
  Annuity Investors Life                                 Associated Securities
  AXA Advisors                                           AXA Equitable Life Insurance
  Banc One Securities Corporation                        BNY Investment Center
  Cadaret Grant & Co, Inc.                               Chase Investment Services
  Citicorp Investment Services, Inc.                     Citigroup Global Markets Inc (SSB)
  CitiStreet                                             Citizen's Bank of Rhode Island
  Columbus Life                                          Commonwealth Financial Network
  CUNA Brokerage Services, Inc.                          CUSO Financial Services, L.P.
  Edward D Jones & Co.                                   Federal Kemper
  Financial Network (ING)                                GE Financial Assurance
  GE Life & Annuity                                      Genworth Financial
  GlenBrook Life and Annuity Co.                         Great West Life
  Hartford Life Insurance Co.                            HD Vest Investment Services
  Hewitt Associates                                      IFMG Securities, Inc.
  ING Financial Advisers                                 ING Financial Partners
  Jefferson Pilot Securities Co.                         Kemper Investors Life Insurance Co.
  Legend Equities Co.                                    Legg Mason Wood Walker
  Lincoln Benefit National Life                          Lincoln Financial
  Lincoln Investment Planning, Inc.                      Linsco Private Ledger Financial
  Mass Mutual                                            McDonald Investments, Inc.
  Merrill Lynch                                          Minnesota Life
  Mony Life                                              Morgan Stanley Dean Witter
  Multifinancial (ING)                                   Mutual Service Co.
  National Planning Co.                                  Nationwide
  NFP                                                    Park Avenue Securities LLC
  PFS Investments, Inc.                                  Phoenix Life Insurance Co.
  Plan Member Securities                                 Prime Capital Services, Inc.
  Primevest Financial Services, Inc.                     Protective Life Insurance Co.
  Provident Mutual Life & Annuity                        Prudential
  Raymond James & Associates, Inc.                       RBC Daine Rauscher
  Royal Alliance                                         Securities America, Inc.
  Security Benefit                                       Security First-Metlife
  Signator Investments                                   Sun Life Insurance Co.
  Sun Trust Securities, Inc.                             Thrivent Financial
  Travelers Life & Annuity Co.                           UBS Financial Services, Inc.
  Union Central                                          United Planners
  Wachovia                                               Walnut Street Securities (Met Life)
  Waterstone Financial Group                             Wells Fargo

         For the year ended December 31, 2006, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

  1st Global Capital Co.                                 A G Edwards
  ACS HR Solutions                                       ADP
  AETNA Life Ins & Annuity Co.                           Alliance Benefit Group
  American Enterprise Investments                        American Express Retirement Service
  American Funds (Fascorp)                               American United Life Insurance Co.
  Ameriprise                                             Ameritrade, Inc.
  AMG Administrative Management Group                    AST (American Stock & Transfer)
  AXA Advisors                                           Baden Retirement
  BCG - New                                              BCG (Programs for Benefit Plans)
  Bear Stearns Securities Co.                            Benefit Administration, Inc.(WA)
  Benefit Administration, Inc.(WIS)                      Benefit Plans Administration
  Benetech, Inc.                                         Bisys
  Boston Financial Data Services                         Ceridian
  Charles Schwab & Co, Inc.                              Citigroup Global Markets Inc (SSB)
  CitiStreet                                             City National Investments
  Clark Consulting                                       CPI
  DA Davidson & Co.                                      Daily Access. Com, Inc.
  Davenport & Co, LLC                                    David Lerner Associates
  Digital Retirement Solutions                           DR, Inc.
  Dyatech                                                E*Trade Clearing LLC
  Edgewood                                               Edward D Jones & Co.
  Equitable Life / AXA                                   ERISA Administrative Svcs, Inc
  ExpertPlan.com                                         FAS Co. (FASCore/RK Pro)
  FBD Consulting                                         Ferris Baker Watts, Inc.
  Fidelity                                               First Clearing LLC
  First Southwest Co.                                    First Trust - Datalynx
  First Trust Corp                                       Franklin Templeton
  Geller Group                                           Great West Life
  H&R Block Financial Advisors, Inc.                     Hartford Life Insurance Co.
  HD Vest Investment Services                            Hewitt Associates
  HSBC Brokerage USA, Inc.                               ICMA - RC Services
  Independent Plan Coordinators                          Ingham Group
  Interactive Retirement Systems                         Invesmart
  Janney Montgomery Scott, Inc.                          JJB Hillard W L Lyons, Inc.
  John Hancock                                           JP Morgan
  July Business Services                                 Kaufman & Goble
  Legend Equities Co.                                    Legg Mason Wood Walker
  Lehman Brothers, Inc.                                  Liberty-Columbia 529 Program
  Lincoln Investment Planning, Inc.                      Lincoln National Life Insurance Co.
  Linsco Private Ledger Financial                        MassMutual
  Matrix Settlement & Clearance Services                 McDonald Investments, Inc.
  Mercer HR Services                                     Merrill Lynch
  Mesirow Financial, Inc.                                MetLife
  MFS Investment Management                              Mid Atlantic Capital Co.
  Milliman USA                                           Morgan Keegan & Co, Inc.
  Morgan Stanley Dean Witter                             Nathan & Lewis Securities, Inc.
  National City Bank                                     National Deferred Comp
  National Financial                                     National Investor Services Co.
  Nationwide                                             Newport Retirement Services
  Northwest Plan Services                                NY Life Benefits
  Oppenheimer & Co, Inc.                                 Peoples Securities, Inc.
  Pershing                                               PFPC
  Piper Jaffray & Co.                                    Plan Administrators
  Plan Member Securities                                 Primevest Financial Services, Inc.
  Principal Life Insurance                               Prudential
  PSMI Group                                             Quads Trust Company
  Raymond James & Associates, Inc.                       Reliastar
  Robert W Baird & Co.                                   RSM McGladrey
  Scott & Stringfellow, Inc.                             Scottrade, Inc.
  Southwest Securities, Inc.                             Standard Insurance Co
  Stanley, Hunt, Dupree & Rhine                          Stanton Group, Inc.
  Sterne Agee & Leach, Inc.                              Stifel Nicolaus & Co, Inc.
  Sun Trust Securities, Inc.                             Symetra
  T Rowe Price                                           The 401k Company
  The Princeton Retirement Group Inc.                    The Retirement Plan Company, LLC
  TruSource                                              TruSource Union Bank of CA
  UBS Financial Services, Inc.                           Unified Fund Services (UFS)
  US Clearing Co.                                        USAA Investment Management Co.
  USI Consulting Group                                   Valic
  Vanguard Group                                         Wachovia
  Web401K.com                                            Wedbush Morgan Securities
  Wells Fargo                                            Wilmington Trust

Performance of the Portfolios

Explanation of Performance Terminology. The Portfolios use a variety of terms to illustrate their investment performance. Those terms include "standardized yield" and "dividend yield" for the Government Securities Portfolio and "average annual total return" and "cumulative total return" for all Portfolios. An explanation of how yields and total returns are calculated is set forth below.
The charts below show the performance of the Portfolios as of the most recent fiscal year end. You can obtain current performance information by calling the
Transfer Agent at 1.800.981.2871 or by visiting the Oppenheimerfunds Internet website at www.oppenheimerfunds.com.

         The illustrations of performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by a
Portfolio of its performance data must include the average annual total returns for the Portfolio. Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

         Performance information for Service shares is not shown for the following Portfolios since they were not offered prior to December 31, 2006:
Total Return Portfolio, Growth Portfolio and Government Securities Portfolio.
Because Service shares are subject to an additional fee, the performance is expected to be lower for any given period.

         The Portfolios are not sold directly to members of the public but are available only as the underlying investments for variable annuities, variable life insurance policies and other investment products through separate investment accounts of different insurance companies that may impose charges and fees. A Portfolio's investment results, when shown alone, do not deduct those charges and fees. If those fees and charges were included, the Portfolio's performance results would be less.

         Use of standardized performance calculations enables an investor to compare a Portfolio's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using a
Portfolio's performance information as a basis for comparison with other investments:

         |_| Yields and total returns measure the performance of a hypothetical account in the Portfolio over various periods and do not show the performance of each investor's account under their respective annuity contract, variable life insurance policy or other product. Your account's performance will vary from the model performance data also if you bought or sold shares during the period, or you bought your shares at a different time and price than the shares used in the model.

         |_| An investment in a Portfolio is not insured by the FDIC or any other government agency.

         |_| The principal value of a Portfolio's shares, and its yields and/or total returns are not guaranteed and normally will fluctuate on a daily basis.

         |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.

         |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

         |X| Yields. The Government Securities Portfolio uses a variety of different yields to illustrate its current returns.

              |_| Standardized Yield. The "standardized yield" (sometimes
referred to just as "yield") is shown for a stated 30-day period. It is not based on actual distributions paid by the Portfolio in the 30-day period, but is a hypothetical yield based upon the net investment income from the Portfolio's investments for that period. It may therefore differ from the "dividend yield"
for the same class of shares, described below.

         Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

      Standardized Yield = 2 [(a-b     6
                               --- + 1)  -1]
                               cd

         The symbols above represent the following factors:

         a = dividends and interest earned during the 30-day period.
         b = expenses accrued for the period (net of any expense assumptions).
         c = the average daily number of shares outstanding during the 30-day period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.

              |_| Dividend Yield. The Government Securities Portfolio may quote a "dividend yield" for its shares. Dividend yield is based on the dividends paid during the actual dividend period. To calculate dividend yield, the dividends declared during a stated period are added together, and the sum is multiplied by
12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

    Dividend Yield = dividends paid x 12/maximum offering price (payment date)

   ----------------------------------------------------------------------------------------------------------------
                                     Yields for the 30-Day Period Ended 12/31/06
   ----------------------------------------------------------------------------------------------------------------
   -------------------------------------- ------------------------------------ ------------------------------------
                 Portfolio                        Standardized Yield                     Dividend Yield
   -------------------------------------- ------------------------------------ ------------------------------------
   -------------------------------------- ------------------------------------ ------------------------------------
   Government Securities Portfolio                       4.52%                                3.74%
   -------------------------------------- ------------------------------------ ------------------------------------

         |X| Total Return Information. There are different types of "total returns" to measure a Portfolio's performance. Total return is the change in value of a hypothetical investment in the Portfolio over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period.
The cumulative total return measures the change in value over the entire period
(for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. Each Portfolio uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         |_| Average Annual Total Return. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

                            1/n
                        ERV
                        ---  - 1 = Average Annual Total Return
                         P

         |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                        ERV-P
                        ----- = Total Return
                          P

-----------------------------------------------------------------------------------------------------------------------
                                 Total Returns for the Periods Ended 12/31/06
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------- -------------------- -----------------------------------------------------------
Portfolio                              Cumulative Total                    Average Annual Total Returns
                                       Returns (10 years
                                       or life-of-class)
-------------------------------------- -------------------- -----------------------------------------------------------
-------------------------------------- -------------------- ----------------- ------------------- ---------------------
                                                                 1-Year             5 Year               10-Year

                                                                                                   (or life-of-class)
-------------------------------------- -------------------- ----------------- ------------------- ---------------------
-------------------------------------- -------------------- ----------------- ------------------- ---------------------

-------------------------------------- -------------------- ----------------- ------------------- ---------------------
-------------------------------------- -------------------- ----------------- ------------------- ---------------------
Growth Portfolio(1)                          40.97%              14.67%             6.49%                3.49%
-------------------------------------- -------------------- ----------------- ------------------- ---------------------
-------------------------------------- -------------------- ----------------- ------------------- ---------------------
Total Return Portfolio(2)                    56.21%              11.70%             5.83%                4.56%
-------------------------------------- -------------------- ----------------- ------------------- ---------------------
-------------------------------------- -------------------- ----------------- ------------------- ---------------------
Government Securities Portfolio(3)           72.50%              3.74%              4.36%                5.60%
-------------------------------------- -------------------- ----------------- ------------------- ---------------------
-------------------------------------- -------------------- ----------------- ------------------- ---------------------
Oppenheimer International Growth             151.08%             30.78%             13.54%               9.64%
Fund/VA(4)
-------------------------------------- -------------------- ----------------- ------------------- ---------------------
-------------------------------------- -------------------- ----------------- ------------------- ---------------------
Oppenheimer International Growth             69.27%              29.25%             13.84%               9.53%
Fund/VA Service Shares(5)
-------------------------------------- -------------------- ----------------- ------------------- ---------------------
1.       Inception: 1/21/82
2.       Inception: 9/30/82
3.       Inception: 5/13/92
4.       Inception: 5/13/92
5.       Inception: 3/19/01

Other Performance Comparisons. Each Portfolio compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information. A Portfolio may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |X| Lipper Rankings. From time to time a Portfolio may publish the ranking of the performance of its shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Portfolios, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of Portfolios in particular categories.

         |X| Morningstar Ratings. From time to time a Portfolio may publish the star rating of the performance of its shares by Morningstar, Inc.,
("Morningstar") an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector.

         Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM) based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

         A Portfolio may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of funds in the same category performed better than it did.

         |X| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time a Portfolio may include in its advertisements and sales literature performance information about the Portfolio cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Portfolio's shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on a Portfolio's shares to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, a
Portfolio's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, a portfolio may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

I N V E S T I N G  I N  T H E  P O R T F O L I O S

How To Buy and Sell Shares

         Insurance companies that hold shares of the Portfolios in their separate accounts for the benefit of their customers' variable annuities, variable life insurance policies and other investment products are the record holders and the owners of shares of beneficial interest in the Portfolios. The right of those customers of the insurance companies to give directions to the insurance company for the purchase or redemption of shares is determined under the contract between the customer and the insurance company. The insurance companies, and not their customers are "shareholders" of the Portfolios. The rights of those insurance companies as record holders and owners of shares of a
Portfolio are different from the rights of their customers. These customers are indirect owners for all purposes except for those rights reserved by insurance companies in the insurance contract, or as permitted by the SEC. Generally, the term "shareholder" in this Statement of Additional Information refers to the indirect or underlying owner of shares held in the account, and not to the insurance companies.

         The sale of shares of the Portfolios is currently limited to Accounts as explained on the cover page of this SAI and the Prospectus. Such shares are sold at their respective offering prices (net asset values without sales charges) and redeemed at their respective net asset values as described in the
Prospectus. The Company reserves the right to limit the types of separate accounts that may invest in any Portfolio.

|X| Allocation of Expenses. Each Portfolio pays expenses related to its daily operations, such as custodian bank fees, certain Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of each
Portfolio's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

         For each Portfolio that has more than one class of shares outstanding, the methodology for calculating the net asset value, dividends and distributions of the Portfolio's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of a Portfolio's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated
Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).
Determination of Net Asset Values Per Share. The net asset value per share of each Portfolio is determined as of the close of business of the NYSE on each day the NYSE is open. The calculation is done by dividing the value of a Portfolio's net assets by the number of shares outstanding. The NYSE normally closes at 4:00
p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before or after a U.S. holiday).
All references to time in this Statement of Additional Information mean "Eastern time". The NYSE's most recent annual announcement (which is subject to change)
states that it will close New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

         Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays)
or after 4:00 p.m., on a regular business day. Because the Portfolio's net asset values will not be calculated on those days, the Portfolio's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

         Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in a
Portfolio's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the
Board at its next ensuing meeting.

         |X| Securities Valuation. The Company's Board of Directors has
established procedures for the valuation of each Portfolio's securities. In general those procedures are as follows:

o  Equity securities traded on a U.S. securities exchange are valued as follows:
(1)                   if last sale information is regularly reported, they are
                      valued at the last reported sale price on the principal
                      exchange on which they are traded on that day, or
(2)                   if last sale information is not available on a valuation
                      date, they are valued at the last reported sale price
                      preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation
                      date.
o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of Directors, or (2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)                   at the mean between the "bid" and "asked" prices obtained
                      from the principal exchange on which the security is
                      traded or, on the basis of reasonable inquiry, from two
                      market makers in the security.
o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Board of Directors or obtained by the
Manager from two active market makers in the security on the basis of reasonable inquiry.
o The following securities are valued at the mean between the "bid" and "asked"
prices determined by a pricing service approved by the Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less. o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid"
and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity.
Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         A bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

         Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between
"bid" and "asked" prices obtained by the Manager from two active market makers.
In certain cases that may be at the "bid" price if no "asked" price is available.

         When a Portfolio writes an option, an amount equal to the premium received is included in the Portfolio's Statement of Assets and Liabilities as
an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Portfolio's gain on investments, if a call or put written by the Portfolio is exercised, the proceeds are increased by the premium received. If a call or put written by the Portfolio expires, the Portfolio has a gain in the amount of the premium. If the Portfolio enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Portfolio exercises a put it holds, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of premium paid by the Portfolio.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Portfolios have no fixed dividend and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a Portfolio will vary from time to time depending on market conditions, the composition of the
Portfolio's investment portfolio, and expenses borne by the Portfolio or borne separately by a class (if more than one class of shares is outstanding).
Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. Dividends on Service shares are expected to be lower because of the additional expenses for those shares. Dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Taxes. Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to qualify as a "regulated investment company"
under the provisions of Subchapter M of the Code. As a regulated investment company, each Portfolio is required to distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions). To qualify for treatment as a regulated investment company, a Portfolio must meet certain income source, asset diversification and income distribution requirements. If each Portfolio qualifies as a "regulated investment company" and complies with the relevant provisions of the Code, each Portfolio will be relieved of federal income tax on the part of its net ordinary income and realized net capital gain which it distributes to the separate accounts. If a Portfolio fails to qualify as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains. Furthermore, distributions to its shareholders will constitute ordinary dividend income to the extent of such Portfolios' available earnings and profits, and insurance policy and product holders could be subject to current tax on distributions received with respect to Portfolio shares.

Each Portfolio supports variable life insurance, variable annuity contracts and other insurance company separate accounts and therefore must, and intends to, comply with the diversification requirements imposed by section 817(h) of the
Code and the regulations hereunder. These requirements place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the issuer) and are in addition to the diversification requirements applicable to such Portfolio's status as a regulated investment company. For these purposes, each U.S.
Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. However, the excise tax does not apply to a Portfolio whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. The Portfolios intend to qualify for this exemption or to make distributions in accordance with the calendar year distribution requirements and therefore do not expect to be subject to this excise tax.

Foreign Taxes. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax
(generally 10-15%) or to certain exemptions from tax. Each Portfolio will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While insurance policy and product holders will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Portfolio.

The Portfolios that may invest in foreign securities, may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least
75% of the its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Portfolio making such investments. The owners of variable annuities, variable life insurance products and other insurance company separate accounts investing in such
Portfolio would effectively bear the cost of these taxes and interest charges.
In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs that could reduce taxes and interest charges payable by the Portfolio. However, no assurance can be given that such elections can or will be made.

This is a general and abbreviated summary of the applicable provisions of the
Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For further information, consult the prospectus and/or statement of additional information for your particular insurance product, as well as your own tax advisor.

Additional Information About the Portfolios

The Transfer Agent. OppenheimerFunds Services, the Company's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Company's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.

Investors under variable annuity contacts, variable life insurance policies and other investment products offered by the insurance companies that offer shares of the Portfolios as investments for those products should direct questions about their accounts to the servicing agent for their insurance company, because
OppenheimerFunds Services does not maintain the records for those annuities, policies or other products.

The Custodian Bank. JPMorgan Chase Bank is the custodian for the Portfolios'
assets. The custodian's responsibilities include safeguarding and controlling the Portfolios' securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Portfolios. It is the practice of the Portfolios to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Portfolios' cash balances with the custodian in excess of
$100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP serves as the independent registered public accounting firm of the Portfolios. They audit the Portfolios' financial statements and perform other related audit services.
They also act as independent registered public accounting firm for the Manager and for certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided to the Portfolios must be pre-approved by the Audit
Committee. Non-audit services provided by Deloitte & Touche LLP to the Manager and certain related companies must also be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER INTERNATIONAL GROWTH FUND/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer International Growth Fund/VA (the "Fund"), a series of Panorama
Series Fund, Inc., including the statement of investments, as of December 31,
2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 16, 2007

                  6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--97.9%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--20.2%
--------------------------------------------------------------------------------
AUTO COMPONENTS--2.0%
Continental AG                                           56,903   $   6,625,851
--------------------------------------------------------------------------------
AUTOMOBILES--3.1%
Bayerische Motoren Werke AG                              51,678       2,964,116
--------------------------------------------------------------------------------
Ducati Motor Holding SpA 1                              764,200         927,067
--------------------------------------------------------------------------------
Honda Motor Co.                                          58,520       2,311,197
--------------------------------------------------------------------------------
Porsche AG, Preference                                      681         869,249
--------------------------------------------------------------------------------
Toyota Motor Corp.                                       50,000       3,279,727
                                                                  --------------
                                                                     10,351,356

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.3%
Carnival Corp.                                           56,600       2,776,230
--------------------------------------------------------------------------------
William Hill plc                                        131,675       1,629,405
                                                                  --------------
                                                                      4,405,635

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.1%
Daito Trust Construction Co. Ltd.                        27,603       1,266,437
--------------------------------------------------------------------------------
Groupe SEB SA                                            19,652       2,791,308
--------------------------------------------------------------------------------
Koninklijke (Royal) Philips
Electronics NV                                           37,200       1,402,949
--------------------------------------------------------------------------------
Sony Corp.                                               39,200       1,679,929
                                                                  --------------
                                                                      7,140,623

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.2%
Home Retail Group                                        72,571         582,580
--------------------------------------------------------------------------------
MEDIA--4.3%
British Sky Broadcasting Group plc                      126,542       1,293,343
--------------------------------------------------------------------------------
Gestevision Telecinco SA                                 21,528         613,259
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                         95,300       2,574,053
--------------------------------------------------------------------------------
Mediaset SpA                                            218,500       2,592,984
--------------------------------------------------------------------------------
News Corp., Inc., Cl. B                                  25,992         581,399
--------------------------------------------------------------------------------
Publishing & Broadcasting Ltd.                           43,876         739,423
--------------------------------------------------------------------------------
Societe Television Francaise 1                           29,240       1,084,993
--------------------------------------------------------------------------------
Vivendi SA                                               58,710       2,286,702
--------------------------------------------------------------------------------
Zee Entertainment Enterprises Ltd.                      290,800       2,527,236
                                                                  --------------
                                                                     14,293,392

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.3%
Next plc                                                 82,360       2,902,669
--------------------------------------------------------------------------------
Pinault-Printemps-Redoute SA                              9,670       1,444,979
                                                                  --------------
                                                                      4,347,648

--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.9%
Carphone Warehouse plc (The)                            431,260       2,651,413
--------------------------------------------------------------------------------
DSG International plc                                    50,870         190,739
--------------------------------------------------------------------------------
H&M Hennes & Mauritz AB, B Shares                        66,200       3,333,735
--------------------------------------------------------------------------------
Industria de Diseno Textil SA                            64,400       3,469,294
                                                                  --------------
                                                                      9,645,181

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--3.0%
Burberry Group plc                                       18,075   $     227,174
--------------------------------------------------------------------------------
Compagnie Financiere Richemont AG,
A Shares                                                 34,435       2,000,088
--------------------------------------------------------------------------------
Luxottica Group SpA                                      97,100       2,983,946
--------------------------------------------------------------------------------
Puma AG                                                   7,361       2,876,382
--------------------------------------------------------------------------------
Swatch Group AG (The), Cl. B                              9,007       1,990,262
                                                                  --------------
                                                                     10,077,852

--------------------------------------------------------------------------------
CONSUMER STAPLES--4.2%
--------------------------------------------------------------------------------
BEVERAGES--2.1%
Carlsberg AS, Cl. B                                      19,600       1,946,537
--------------------------------------------------------------------------------
Foster's Group Ltd.                                     114,351         624,617
--------------------------------------------------------------------------------
Heineken NV                                              29,800       1,417,324
--------------------------------------------------------------------------------
Pernod-Ricard SA                                         12,800       2,940,004
                                                                  --------------
                                                                      6,928,482

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.4%
William Morrison Supermarkets plc                       174,904         871,558
--------------------------------------------------------------------------------
Woolworths Ltd.                                          33,848         638,556
                                                                  --------------
                                                                      1,510,114

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.0%
Cadbury Schweppes plc                                   104,594       1,119,195
--------------------------------------------------------------------------------
Koninklijke Numico NV                                    15,982         856,283
--------------------------------------------------------------------------------
Nestle SA                                                 3,708       1,317,656
                                                                  --------------
                                                                      3,293,134

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.7%
L'Oreal SA                                               23,780       2,382,552
--------------------------------------------------------------------------------
ENERGY--4.5%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.6%
Technip SA                                               79,670       5,468,735
--------------------------------------------------------------------------------
OIL & GAS--2.9%
BG Group plc                                            153,050       2,086,617
--------------------------------------------------------------------------------
BP plc, ADR                                              34,800       2,335,080
--------------------------------------------------------------------------------
Neste Oil Oyj                                            11,125         338,207
--------------------------------------------------------------------------------
Total SA                                                 49,920       3,601,251
--------------------------------------------------------------------------------
Tsakos Energy Navigation Ltd.                            27,400       1,257,660
                                                                  --------------
                                                                      9,618,815

--------------------------------------------------------------------------------
FINANCIALS--16.7%
--------------------------------------------------------------------------------
CAPITAL MARKETS--4.3%
3i Group plc                                            114,448       2,262,159
--------------------------------------------------------------------------------
Collins Stewart Tullett plc 1                           327,395       1,628,225
--------------------------------------------------------------------------------
Credit Suisse Group                                      20,614       1,442,219
--------------------------------------------------------------------------------
Mediobanca SpA                                           57,900       1,363,147
--------------------------------------------------------------------------------
MLP AG                                                   34,754         690,446
--------------------------------------------------------------------------------
New CST plc 1                                           327,395       4,166,717
--------------------------------------------------------------------------------
UBS AG                                                   46,389       2,808,625
                                                                  --------------
                                                                     14,361,538

                  7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS--8.5%
Anglo Irish Bank Corp.                                  300,751   $   6,236,946
--------------------------------------------------------------------------------
Commerzbank AG                                           39,737       1,502,797
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                           86,025       3,590,684
--------------------------------------------------------------------------------
Joyo Bank Ltd. (The)                                    279,000       1,540,297
--------------------------------------------------------------------------------
Mitsubishi UFJ Financial Group, Inc.                        396       4,927,292
--------------------------------------------------------------------------------
Natixis                                                  20,690         581,194
--------------------------------------------------------------------------------
Royal Bank of Scotland Group plc
(The)                                                   114,710       4,458,079
--------------------------------------------------------------------------------
Societe Generale, Cl. A                                  17,904       3,029,219
--------------------------------------------------------------------------------
UniCredito Italiano SpA 2                               173,600       1,521,621
--------------------------------------------------------------------------------
UniCredito Italiano SpA 2                                93,450         820,332
                                                                  --------------
                                                                     28,208,461

--------------------------------------------------------------------------------
INSURANCE--1.6%
Allianz SE                                               11,288       2,308,262
--------------------------------------------------------------------------------
AMP Ltd.                                                187,968       1,498,557
--------------------------------------------------------------------------------
Prudential plc                                          107,097       1,466,809
                                                                  --------------
                                                                      5,273,628

--------------------------------------------------------------------------------
REAL ESTATE--0.6%
Solidere, GDR                                            25,380         411,156
--------------------------------------------------------------------------------
Solidere, GDR 3                                         100,420       1,626,804
                                                                  --------------
                                                                      2,037,960

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.2%
Sumitomo Realty & Development
Co. Ltd.                                                127,000       4,076,635
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.5%
Housing Development Finance
Corp. Ltd.                                               46,600       1,712,913
--------------------------------------------------------------------------------
HEALTH CARE--12.5%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--3.8%
Marshall Edwards, Inc. 1,4                              210,000         642,600
--------------------------------------------------------------------------------
Marshall Edwards, Inc. 1,3                              255,600         782,136
--------------------------------------------------------------------------------
NeuroSearch AS 1                                         61,350       3,491,719
--------------------------------------------------------------------------------
NicOx SA 1                                              237,210       7,110,860
--------------------------------------------------------------------------------
Santhera Pharmaceuticals 1                                8,267         617,396
                                                                  --------------
                                                                     12,644,711

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--5.2%
Art Advanced Research Technologies,
Inc. 1,3                                                270,100         118,125
--------------------------------------------------------------------------------
Art Advanced Research Technologies,
Inc., Cv., Series 2 1                                   113,634          49,696
--------------------------------------------------------------------------------
Essilor International SA                                 19,920       2,141,752
--------------------------------------------------------------------------------
Ortivus AB, Cl. B 1                                     279,600         775,992
--------------------------------------------------------------------------------
Phonak Holding AG                                        22,641       1,802,361
--------------------------------------------------------------------------------
Straumann Holding AG                                      7,982       1,932,450

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Synthes, Inc.                                            12,700   $   1,514,411
--------------------------------------------------------------------------------
Terumo Corp.                                             49,300       1,938,776
--------------------------------------------------------------------------------
William Demant Holding AS 1                              86,200       6,989,024
                                                                  --------------
                                                                     17,262,587

--------------------------------------------------------------------------------
PHARMACEUTICALS--3.5%
Astellas Pharma, Inc.                                    18,900         859,199
--------------------------------------------------------------------------------
GlaxoSmithKline plc                                      24,471         643,961
--------------------------------------------------------------------------------
H.Lundbeck AS                                            16,800         460,776
--------------------------------------------------------------------------------
Novogen Ltd. 1                                        1,089,513       2,236,010
--------------------------------------------------------------------------------
Roche Holdings AG                                         8,993       1,612,614
--------------------------------------------------------------------------------
Sanofi-Aventis SA                                        25,305       2,336,591
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                                      60,000       1,175,569
--------------------------------------------------------------------------------
SkyePharma plc 1                                        698,862         376,299
--------------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.                           26,500       1,819,293
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.,
Sponsored ADR                                            12,100         376,068
                                                                  --------------
                                                                     11,896,380

--------------------------------------------------------------------------------
INDUSTRIALS--17.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.2%
Empresa Brasileira de Aeronautica SA                    389,126       4,016,021
--------------------------------------------------------------------------------
AIRLINES--1.1%
easyJet plc 1                                           317,546       3,793,494
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--3.4%
Capita Group plc                                        572,495       6,804,074
--------------------------------------------------------------------------------
Experian Group Ltd. 1                                    81,512         956,796
--------------------------------------------------------------------------------
Prosegur Compania de Seguridad SA                        78,000       2,543,198
--------------------------------------------------------------------------------
Randstad Holding NV                                      12,600         867,395
                                                                  --------------
                                                                     11,171,463

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.4%
Koninklijke Boskalis Westminster NV                      22,097       2,187,677
--------------------------------------------------------------------------------
Leighton Holdings Ltd.                                   67,291       1,074,004
--------------------------------------------------------------------------------
Vinci SA                                                 11,330       1,447,751
                                                                  --------------
                                                                      4,709,432

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--4.9%
ABB Ltd.                                                483,077       8,662,480
--------------------------------------------------------------------------------
Alstom 1                                                 31,930       4,328,706
--------------------------------------------------------------------------------
Ceres Power Holdings plc 1                              299,230       1,288,951
--------------------------------------------------------------------------------
Ushio, Inc.                                             105,700       2,171,644
                                                                  --------------
                                                                     16,451,781

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.8%
Siemens AG                                               27,028       2,697,270
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
BTG plc 1                                               376,904       1,092,197

                  8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
MACHINERY--2.9%
Aalberts Industries NV                                   68,653   $   5,935,940
--------------------------------------------------------------------------------
Hyundai Heavy Industries Co. Ltd. 1                      16,307       2,202,274
--------------------------------------------------------------------------------
Takeuchi Mfg. Co. Ltd.                                   31,073       1,442,266
                                                                  --------------
                                                                      9,580,480

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--1.6%
Bunzl plc                                               173,323       2,116,776
--------------------------------------------------------------------------------
Wolseley plc                                            130,670       3,142,737
                                                                  --------------
                                                                      5,259,513

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--15.2%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.9%
Nokia Oyj                                                57,300       1,165,347
--------------------------------------------------------------------------------
Tandberg ASA                                            296,700       4,472,960
--------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson,
B Shares                                              1,862,100       7,520,806
                                                                  --------------
                                                                     13,159,113

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.3%
Benq Corp. 1                                          1,754,000         939,306
--------------------------------------------------------------------------------
Logitech International SA 1                             112,493       3,229,162
                                                                  --------------
                                                                      4,168,468

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.4%
Hoya Corp.                                               80,200       3,126,995
--------------------------------------------------------------------------------
Keyence Corp.                                            11,490       2,847,276
--------------------------------------------------------------------------------
Nidec Corp.                                              29,500       2,280,576
--------------------------------------------------------------------------------
Nippon Electric Glass Co. Ltd.                           44,000         924,331
--------------------------------------------------------------------------------
Omron Corp.                                              55,086       1,564,562
--------------------------------------------------------------------------------
Phoenix Mecano AG                                         1,741         762,982
                                                                  --------------
                                                                     11,506,722

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.0%
United Internet AG                                       61,204       1,010,708
--------------------------------------------------------------------------------
Yahoo! Japan Corp.                                        5,988       2,385,036
                                                                  --------------
                                                                      3,395,744

--------------------------------------------------------------------------------
IT SERVICES--1.1%
Infosys Technologies Ltd.                                71,864       3,626,134
--------------------------------------------------------------------------------
OFFICE ELECTRONICS--1.1%
Canon, Inc.                                              63,050       3,571,005
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.8%
ASM International NV 1                                   69,800       1,460,914
--------------------------------------------------------------------------------
Samsung Electronics Co.                                   1,719       1,125,821
                                                                  --------------
                                                                      2,586,735

--------------------------------------------------------------------------------
SOFTWARE--2.6%
Autonomy Corp. plc 1                                    229,536       2,289,586
--------------------------------------------------------------------------------
Business Objects SA 1                                    19,840         781,164
--------------------------------------------------------------------------------
Enix Corp.                                               33,400         875,661

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE Continued
Nintendo Co. Ltd.                                        12,500   $   3,245,662
--------------------------------------------------------------------------------
Sage Group plc (The)                                    294,660       1,557,490
                                                                  --------------
                                                                      8,749,563

--------------------------------------------------------------------------------
MATERIALS--5.0%
--------------------------------------------------------------------------------
CHEMICALS--1.9%
Filtrona plc                                            229,345       1,166,361
--------------------------------------------------------------------------------
Nufarm Ltd.                                             118,757         970,214
--------------------------------------------------------------------------------
Sika AG 1                                                 1,631       2,529,824
--------------------------------------------------------------------------------
Syngenta AG 1                                             8,579       1,596,109
                                                                  --------------
                                                                      6,262,508

--------------------------------------------------------------------------------
METALS & MINING--3.1%
Companhia Vale do Rio Doce,
Sponsored ADR                                           140,500       3,688,125
--------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                           159,300       4,179,403
--------------------------------------------------------------------------------
Rio Tinto plc                                            45,391       2,415,616
                                                                  --------------
                                                                     10,283,144

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.4%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.4%
KDDI Corp.                                                  286       1,939,431
--------------------------------------------------------------------------------
SK Telecom Co. Ltd., ADR                                 21,530         570,114
--------------------------------------------------------------------------------
Vodafone Group plc                                      744,515       2,053,725
                                                                  --------------
                                                                      4,563,270

--------------------------------------------------------------------------------
UTILITIES--0.6%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.6%
Fortum Oyj                                               66,800       1,901,145
                                                                  --------------
Total Common Stocks (Cost $212,294,830)                             326,691,965

--------------------------------------------------------------------------------
PREFERRED STOCKS--0.1%
--------------------------------------------------------------------------------
Art Advanced Research Technologies,
Inc., Preference 1 (Cost $337,687)                      360,333         157,587

                                                          UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
Marshall Edwards, Inc. Wts.,
Exp. 7/10/11 1 (Cost $0)                                 89,460          88,536

                                                         SHARES
--------------------------------------------------------------------------------
MONEY MARKET FUND--1.8%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 5,6
(Cost $6,056,179)                                     6,056,179       6,056,179

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $218,688,696)                                        99.8%    332,994,267
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                             0.2         826,309
                                                      --------------------------
NET ASSETS                                                100.0%  $ 333,820,576
                                                      ==========================

                  9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Directors. These securities amount to $2,527,065 or 0.76% of the Fund's net assets as of December 31, 2006.

4. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2006 was $642,600, which represents
0.19% of the Fund's net assets, all of which is considered restricted. See Note
6 of accompanying Notes.

5. Represents ownership of an affiliated fund, at or during the period ended
December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                            SHARES                                        SHARES
                      DECEMBER 31,         GROSS          GROSS     DECEMBER 31,
                              2005     ADDITIONS     REDUCTIONS             2006
--------------------------------------------------------------------------------
Oppenheimer
Institutional
Money Market
Fund, Cl. E, 5.25%*             --    13,895,148      7,838,969        6,056,179

                                                          VALUE         DIVIDEND
                                                     SEE NOTE 1           INCOME
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E, 5.25%*                     $6,056,179          $26,816

* The money market fund and the Fund are affiliated by having the same investment advisor.

6. Rate shown is the 7-day yield as of December 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GEOGRAPHIC HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF
TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                       VALUE         PERCENT
--------------------------------------------------------------------------------
United Kingdom                                    $  59,569,825            17.9%
Japan                                                51,248,796            15.4
France                                               43,757,761            13.1
Switzerland                                          33,818,639            10.2
Germany                                              21,545,081             6.5
The Netherlands                                      14,128,482             4.2
Denmark                                              12,888,056             3.9
Sweden                                               11,630,533             3.5
India                                                11,456,967             3.4
United States                                        10,345,681             3.1
Italy                                                10,209,097             3.1
Australia                                             8,362,780             2.5
Brazil                                                7,704,146             2.3
Spain                                                 6,625,751             2.0
Ireland                                               6,236,946             1.9
Norway                                                4,472,960             1.3
South Africa                                          4,179,403             1.2
Korea, Republic of South                              3,898,209             1.2
Finland                                               3,404,699             1.0
Mexico                                                2,574,053             0.8
Lebanon                                               2,037,960             0.6
Bermuda                                               1,257,660             0.4
Taiwan                                                  939,306             0.3
Israel                                                  376,068             0.1
Canada                                                  325,408             0.1
                                                  ------------------------------
Total                                             $ 332,994,267           100.0%
                                                  ==============================

                  10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $212,632,517)                                                            $  326,938,088
Affiliated companies (cost $6,056,179)                                                                     6,056,179
                                                                                                      ---------------
                                                                                                         332,994,267
---------------------------------------------------------------------------------------------------------------------
Cash                                                                                                          10,000
---------------------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $34,908)                                                                       34,647
---------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of capital stock sold                                                                                 659,797
Interest and dividends                                                                                       287,659
Other                                                                                                         11,950
                                                                                                      ---------------
Total assets                                                                                             333,998,320

---------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                                             114,153
Legal, auditing and other professional fees                                                                   15,303
Distribution and service plan fees                                                                            14,931
Custodian fees                                                                                                13,121
Shareholder communications                                                                                     8,958
Directors' compensation                                                                                        6,827
Transfer and shareholder servicing agent fees                                                                  1,715
Other                                                                                                          2,736
                                                                                                      ---------------
Total liabilities                                                                                            177,744

---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $  333,820,576
                                                                                                      ===============

---------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                                  $      174,591
---------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                               259,026,142
---------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                            234,831
---------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                           (39,924,898)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                                        114,309,910
                                                                                                      ---------------
NET ASSETS                                                                                            $  333,820,576
                                                                                                      ===============

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based
on net assets of $308,111,148 and 161,561,367 shares of capital stock outstanding)                    $         1.91
---------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based
on net assets of $25,709,428 and 13,030,082 shares of capital stock outstanding)                      $         1.97

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $203,080)                                 $    4,448,691
Affiliated companies                                                                                          26,816
---------------------------------------------------------------------------------------------------------------------
Interest                                                                                                     188,175
---------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                        79,047
                                                                                                      ---------------
Total investment income                                                                                    4,742,729

---------------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------------
Management fees                                                                                            2,649,792
---------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                            50,104
---------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                            10,043
Service shares                                                                                                 9,993
---------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                            13,760
Service shares                                                                                                 1,102
---------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                   55,553
---------------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                                        7,174
---------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                    1,500
---------------------------------------------------------------------------------------------------------------------
Other                                                                                                         46,551
                                                                                                      ---------------
Total expenses                                                                                             2,845,572
Less reduction to custodian expenses                                                                            (159)
Less waivers and reimbursements of expenses                                                                     (526)
                                                                                                      ---------------
Net expenses                                                                                               2,844,887

---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                      1,897,842

---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
---------------------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                                                  990,388
Foreign currency transactions                                                                                870,311
                                                                                                      ---------------
Net realized gain                                                                                          1,860,699
---------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                                               54,871,989
Translation of assets and liabilities denominated in foreign currencies                                   13,774,730
                                                                                                      ---------------
Net change in unrealized appreciation                                                                     68,646,719

---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $   72,405,260
                                                                                                      ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                       2006              2005
---------------------------------------------------------------------------------------------------------------------

OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   1,897,842    $      964,538
---------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                        1,860,699         6,882,310
---------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                   68,646,719        11,089,272
                                                                                     --------------------------------
Net increase in net assets resulting from operations                                    72,405,260        18,936,120

---------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                      (1,448,988)         (967,917)
Service shares                                                                             (65,579)          (95,115)
                                                                                     --------------------------------
                                                                                        (1,514,567)       (1,063,032)

---------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital stock transactions:
Non-Service shares                                                                      39,453,096        76,409,425
Service shares                                                                           4,328,128         1,504,759
                                                                                     --------------------------------
                                                                                        43,781,224        77,914,184

---------------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Total increase                                                                         114,671,917        95,787,272
---------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                    219,148,659       123,361,387
                                                                                     --------------------------------
End of period (including accumulated net investment income (loss) of $234,831 and
$(230,394), respectively)                                                            $ 333,820,576    $  219,148,659
                                                                                     ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,              2006              2005         2004        2003           2002
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    1.47         $    1.30     $   1.12     $  0.76     $     1.07
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .01 1             .01 1        .01 1        -- 2          .01
Net realized and unrealized gain (loss)                   .44               .17          .19         .37           (.31)
                                                    ----------------------------------------------------------------------
Total from investment operations                          .45               .18          .20         .37           (.30)
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.01)             (.01)        (.02)       (.01)          (.01)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    1.91         $    1.47     $   1.30     $  1.12     $     0.76
                                                    ======================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      30.78%            14.06%       17.86%      50.13%        (28.51)%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $ 308,111         $ 203,172     $110,679     $92,027     $   62,091
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $ 247,327         $ 115,108     $ 96,388     $70,042     $   83,511
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                    0.73%             0.78%        0.64%       0.37%          1.17%
Total expenses                                           1.04% 5,6,7       1.09% 5      1.08% 5     1.12% 5        1.12% 5
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     9%               28%          30%         71%            40%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006        1.04%

7. Voluntary waiver of management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

SERVICE SHARES  YEAR ENDED DECEMBER 31,                  2006             2005         2004         2003           2002
-------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    1.53       $     1.34     $   1.16      $  0.81      $    1.08
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .01 1            .01 1         -- 1,2      .01            .01
Net realized and unrealized gain (loss)                   .44              .19          .20          .35           (.27)
                                                    ---------------------------------------------------------------------
Total from investment operations                          .45              .20          .20          .36           (.26)
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.01)            (.01)        (.02)        (.01)          (.01)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    1.97       $     1.53     $   1.34      $  1.16      $    0.81
                                                    =====================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      29.25%           14.95%       17.15%       45.53%        (24.51)%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $  25,710       $   15,977     $ 12,682      $ 5,583      $     910
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $  20,061       $   13,609     $  9,071      $ 2,205      $     603
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                             0.42%            0.50%        0.37%        0.03%         (0.03)%
Total expenses                                           1.34% 5          1.40%        1.34%        1.36%          1.41%
Expenses after payments and waivers and
reduction to custodian expenses                          1.34%            1.40%        1.34%        1.36%          1.34%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     9%              28%          30%          71%            40%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006        1.34%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Growth Fund/VA (the Fund) is a series of Panorama
Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the
United States. The Fund's investment advisor is OppenheimerFunds, Inc. (the
Manager). Shares of the Fund are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of
Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

                  16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the
Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of
Investments. As a shareholder, the Fund is subject to its proportional share of
IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
UNDISTRIBUTED    UNDISTRIBUTED                ACCUMULATED      OTHER INVESTMENTS
NET INVESTMENT       LONG-TERM                       LOSS     FOR FEDERAL INCOME
INCOME                    GAIN     CARRYFORWARD 1,2,3,4,5           TAX PURPOSES
--------------------------------------------------------------------------------
$3,169,077                 $--                $39,279,974           $110,737,568

1. As of December 31, 2006, the Fund had $38,802,468 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                    EXPIRING
                    -------------------------
                    2009        $   6,487,846
                    2010           12,564,594
                    2011           19,750,028
                                -------------
                    Total       $  38,802,468
                                =============

2. As of December 31, 2006, the Fund had $471,107 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. The Fund had $6,399 of post-October passive foreign investment company losses which were deferred.

4. During the fiscal year ended December 31, 2006, the Fund utilized $2,090,683 of capital loss carryforward to offset capital gains realized in that fiscal year.

5. During the fiscal year ended December 31, 2005, the Fund utilized $6,302,052 of capital loss carryforward to offset capital gains realized in that fiscal year.

                  17 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                                INCREASE TO
      INCREASE                           INCREASE TO        ACCUMULATED NET
      TO PAID-IN                     ACCUMULATED NET       REALIZED LOSS ON
      CAPITAL                      INVESTMENT INCOME            INVESTMENTS
      ---------------------------------------------------------------------
      $2,706                                 $81,950                $84,656

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005

                                          YEAR ENDED             YEAR ENDED
                                   DECEMBER 31, 2006      DECEMBER 31, 2005
      ---------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                    $ 1,514,567            $ 1,063,032

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities                  $ 222,261,038
      Federal tax cost of other investments                  34,903
                                                      -------------
      Total federal tax cost                          $ 222,295,941
                                                      =============

      Gross unrealized appreciation                   $ 115,146,533
      Gross unrealized depreciation                      (4,408,965)
                                                      -------------
      Net unrealized appreciation                     $ 110,737,568
                                                      =============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend

                  18 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 280 million shares of $0.001 par value capital stock.
Transactions in shares of capital stock were as follows:

                                                    YEAR ENDED DECEMBER 31, 2006   YEAR ENDED DECEMBER 31, 2005
                                                         SHARES           AMOUNT        SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                                 41,187,431     $ 68,007,039    68,499,953    $  97,923,797
Dividends and/or distributions reinvested               928,839        1,448,988       733,270          967,917
Redeemed                                            (18,316,147)     (30,002,931)  (16,905,603)     (22,482,289)
                                                    ------------------------------------------------------------
Net increase                                         23,800,123     $ 39,453,096    52,327,620    $  76,409,425
                                                    ============================================================

----------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                                  4,259,069     $  7,208,375     4,283,454    $   5,886,979
Dividends and/or distributions reinvested                40,732           65,579        69,427           95,115
Redeemed                                             (1,735,550)      (2,945,826)   (3,327,188)      (4,477,335)
                                                    ------------------------------------------------------------
Net increase                                          2,564,251     $  4,328,128     1,025,693    $   1,504,759
                                                    ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                          PURCHASES               SALES
       ----------------------------------------------------------------
       Investment securities            $63,001,743         $24,005,208

                  19 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                 FEE SCHEDULE
                 -------------------------------------
                 Up to $250 million              1.00%
                 Over $250 million               0.90

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2006, the Fund paid
$20,051 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers
Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the
Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in
IMMF. During the year ended December 31, 2006, the Manager waived $526 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of December 31, 2006, the Fund had no outstanding foreign currency contracts.

                  20 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows:

                           ACQUISITION                    VALUATION AS OF       UNREALIZED
SECURITY                          DATE          COST    DECEMBER 31, 2006     DEPRECIATION
-------------------------------------------------------------------------------------------

Marshall Edwards, Inc.        12/28/05   $ 1,496,007            $ 642,600        $ 853,407

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had no securities on loan.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements.
The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                  21 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. LITIGATION

      A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                  22 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
GOVERNMENT SECURITIES PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of
Government Securities Portfolio (the "Portfolio"), a series of Panorama Series
Fund, Inc., including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007

                      24 | GOVERNMENT SECURITIES PORTFOLIO

                       7 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                  PRINCIPAL               VALUE
                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--7.5%
--------------------------------------------------------------------------------
Ace Securities Corp. Home Equity
Loan Trust, Asset-Backed Pass-Through
Certificates, Series 2005-HE7,
Cl. A2B, 5.53%, 11/25/35 1                      $    40,000      $       40,039
--------------------------------------------------------------------------------
Argent Securities Trust 2004-W8,
Asset-Backed Pass-Through
Certificates, Series 2004-W8, Cl. A2,
5.83%, 5/25/34 1                                    130,000             130,464
--------------------------------------------------------------------------------
Argent Securities Trust 2006-M3,
Asset-Backed Pass-Through
Certificates, Series 2006-M3,
Cl. A2B, 5.42%, 9/25/36 1,2                          30,000              30,019
--------------------------------------------------------------------------------
Argent Securities Trust 2006-W5,
Asset-Backed Pass-Through
Certificates, Series 2006-W5, Cl. A2B,
5.45%, 5/26/36 1                                     50,000              50,038
--------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust
2004-2, Automobile Asset-Backed
Securities, Series 2004-2, Cl. A3, 3.58%,
1/15/09                                              80,000              79,135
--------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2006-A, Asset-Backed Certificates,
Series 2006-A, Cl. AV2, 5.45%, 5/16/36 1             60,000              60,046
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust
2005-16, Asset-Backed Certificates,
Series 2005-16, Cl. 2AF2, 5.382%,
5/25/36 1                                            30,000              29,901
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust
2005-17, Asset-Backed Certificates:
Series 2005-17, Cl. 1AF1, 5.55%, 5/25/36 1           27,218              27,249
Series 2005-17, Cl. 1AF2, 5.363%,
5/25/36 1                                            20,000              19,928
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust
2006-25, Asset-Backed Certificates,
Series 2006-25, Cl. 2A2, 5.44%, 12/25/29 1           40,000              40,028
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2005-FF10, Mtg. Pass-Through
Certificates, Series 2005-FF10, Cl. A3,
5.56%, 11/25/35 1                                   110,000             110,109
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3,
5.41%, 7/25/36 1                                     50,000              50,032
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF5, Mtg. Pass-Through
Certificates, Series 2006-FF5, Cl. 2A1,
5.40%, 5/15/36 1                                     26,953              26,972
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl. 2A2,
5.43%, 7/7/36 1                                      30,000              30,019

                                                  PRINCIPAL               VALUE
                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates, Series 2005-A, Cl. A3,
3.48%, 11/17/08                                 $    32,624      $       32,442
--------------------------------------------------------------------------------
Household Home Equity Loan Trust,
Home Equity Loan Pass-Through
Certificates:
Series 2005-3, Cl. A1, 5.61%, 1/20/35 1              35,512              35,570
Series 2006-4, Cl. A2V, 5.46%, 3/20/36 1,2           25,000              25,000
--------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through
Certificates:
Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36             38,213              37,918
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35 1            41,147              41,057
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35             31,801              31,668
--------------------------------------------------------------------------------
Mastr Asset Backed Securities
Trust 2006-WMC3, Mtg. Pass-Through
Certificates, Series 2006-WMC3,
Cl. A3, 5.42%, 8/25/36 1,2                           70,000              70,045
--------------------------------------------------------------------------------
Morgan Stanley ABS Capital I, Mtg.
Pass-Through Certificates, Series
2005-WMC6, Cl. A2B, 5.61%, 7/25/35 1                 30,000              30,058
--------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust 2005-1, Mtg. Pass-Through
Certificates, Series 2005-1, Cl. AF2,
3.914%, 5/25/35 1                                     6,200               6,179
--------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust 2005-2, Mtg. Pass-Through
Certificates, Series 2005-2, Cl. AF2,
4.415%, 4/25/35 1                                    30,000              29,718
--------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3,
5.68%, 1/25/36 1                                     30,000              29,919
--------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-RS4, Cl. A1,
5.43%, 7/25/36 1                                     23,641              23,658
--------------------------------------------------------------------------------
RASC Series 2006-KS7 Trust, Home
Equity Mtg. Asset-Backed Pass-Through
Certificates, Series 2006-KS7, Cl. A2,
5.42%, 9/25/36 1                                     60,000              60,038
--------------------------------------------------------------------------------
Structured Asset Investment Loan
Trust, Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1, 5.41%, 4/25/36 1              26,004              26,022
--------------------------------------------------------------------------------
Structured Asset Securities Corp., Mtg.
Pass-Through Certificates, Series
2003-25XS, Cl. A4, 4.51%, 8/25/33                     2,166               2,152
--------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed
Securities 2006-2 Trust, Home Equity
Asset-Backed Certificates, Series 2006-2,
Cl. A2, 5.59%, 7/25/36 1                             50,000              50,032
                                                                 ---------------
Total Asset-Backed Securities
(Cost $1,257,638)                                                     1,255,455

                       8 | GOVERNMENT SECURITIES PORTFOLIO

                                                  PRINCIPAL               VALUE
                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--81.0%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--71.5%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--69.0%
Fannie Mae Whole Loan, CMO
Pass-Through Certificates, Trust
2004-W9, Cl. 2A2, 7%, 2/25/44                   $    93,251      $       96,150
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19                                       135,710             131,085
5%, 8/1/33-1/1/37                                   223,940             216,434
6%, 10/1/22-9/1/24                                  235,706             238,908
6.50%, 4/1/18-12/1/30                               244,117             250,470
7%, 8/1/16-10/1/31                                  241,266             247,921
7.50%, 4/1/36                                       122,857             128,289
10.50%, 10/1/20                                       7,002               7,783
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
CMO Gtd. Multiclass Mtg.
Participation Certificates:
Series 2042, Cl. N, 6.50%, 3/15/28                   47,893              48,630
Series 2046, Cl. G, 6.50%, 4/15/28                  145,156             148,427
Series 2435, Cl. EQ, 6%, 5/15/31                     70,000              70,471
Series 2641, Cl. CE, 3.50%, 9/15/25                  41,392              40,359
Series 2727, Cl. UA, 3.50%, 10/15/22                 24,022              23,572
Series 2736, Cl. DB, 3.30%, 11/15/26                182,398             176,537
Series 2777, Cl. PJ, 4%, 5/15/24                     22,997              22,665
Series 2934, Cl. NA, 5%, 4/15/24                     64,302              64,020
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 1674, Cl. Z, 6.75%, 2/15/24                  120,574             124,708
Series 2002-66, Cl. FG, 6.35%, 9/25/32 1             96,253              97,781
Series 2002-84, Cl. FB, 6.35%, 12/25/32 1            96,173              99,087
Series 2003-11, Cl. FA, 6.35%, 9/25/32 1             96,329              99,297
Series 2006-11, Cl. PS, 5.06%, 3/25/36 1             30,129              29,923
Series 2034, Cl. Z, 6.50%, 2/15/28                   16,164              16,493
Series 2053, Cl. Z, 6.50%, 4/15/28                   20,773              21,211
Series 2055, Cl. ZM, 6.50%, 5/15/28                  28,234              28,679
Series 2080, Cl. Z, 6.50%, 8/15/28                   18,901              19,207
Series 2122, Cl. F, 5.80%, 2/15/29 1                 95,835              96,888
Series 2220, Cl. PD, 8%, 3/15/30                      7,154               7,568
Series 2326, Cl. ZP, 6.50%, 6/15/31                  16,953              17,330
Series 2387, Cl. PD, 6%, 4/15/30                     10,447              10,455
Series 2464, Cl. FI, 6.32%, 2/15/32 1                22,994              23,532
Series 2500, Cl. FD, 5.85%, 3/15/32 1                11,928              12,049
Series 2526, Cl. FE, 5.75%, 6/15/29 1                17,067              17,255
Series 2530, Cl. FD, 5.85%, 2/15/32 1                35,340              35,440
Series 2551, Cl. FD, 5.75%, 1/15/33 1                13,765              13,897
Series 2551, Cl. LF, 5.85%, 1/15/33 1               148,993             151,173
Series 2583, Cl. KA, 5.50%, 3/15/22                  14,504              14,489
Series 2939, Cl. PE, 5%, 2/15/35                    247,000             231,113
Series 3025, Cl. SJ, 5.133%, 8/15/35 1                8,925               8,973
Series 3153, Cl. FJ, 5.73%, 5/15/36 1                26,618              26,730

                                                  PRINCIPAL               VALUE
                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp.,
CMO Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through
Certificates: Continued
Series 2470, Cl. LF, 6.32%, 2/15/32 1           $    23,115      $       23,750
Series 2471, Cl. FD, 6.32%, 3/15/32 1                41,982              43,090
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 192, Cl. IO, 11.885%, 2/1/28 3                 8,353               1,849
Series 200, Cl. IO, 10.64%, 1/1/29 3                  9,844               2,093
Series 2003-118, Cl. S, 7.949%, 12/25/33 3          143,275              17,714
Series 2003-26, Cl. I O, 7.812%, 4/25/33 3           55,615              12,301
Series 2005-87, Cl. SG, 9.386%,
10/25/35 3                                          240,692              13,176
Series 205, Cl. IO, 8.125%, 9/1/29 3                 51,409              11,184
Series 2074, Cl. S, (0.811)%, 7/17/28 3              10,726               1,090
Series 2079, Cl. S, (2.102)%, 7/17/28 3              17,409               1,887
Series 2526, Cl. SE, (0.539)%, 6/15/29 3             28,110               1,407
Series 2819, Cl. S, (2.713)%, 6/15/34 3             236,750              15,614
Series 2920, Cl. S, (4.225)%, 1/15/35 3             153,233               7,141
Series 3000, Cl. SE, (4.716)%, 7/15/25 3            182,841               6,434
Series 3004, Cl. SB, 7.442%, 7/15/35 3              259,767               7,203
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/1/18-12/1/20                               500,443             483,877
5%, 12/1/17-3/1/34                                1,122,871           1,098,751
5%, 1/1/22-1/1/37 4                                 828,000             804,525
5.50%, 3/1/33-1/1/34                                567,786             562,216
5.50%, 1/1/22-1/1/37 4                              395,000             393,034
6%, 7/1/24-11/1/32                                  686,442             693,772
6%, 1/1/22 4                                        850,000             861,953
6.50%, 2/1/09-11/1/31                               676,466             694,009
7%, 11/1/13-4/1/34                                  436,917             450,719
7.50%, 2/1/27-8/1/33                                462,215             482,682
8.50%, 7/1/32                                         1,768               1,904
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 2001-44, Cl. QC, 6%, 9/25/16                   90,737              91,887
Trust 2001-50, Cl. NE, 6%, 8/25/30                    5,457               5,456
Trust 2001-51, Cl. OD, 6.50%, 10/25/31               73,750              75,372
Trust 2001-69, Cl. PF, 6.32%, 12/25/31 1             40,000              40,863
Trust 2001-70, Cl. LR, 6%, 9/25/30                   10,445              10,447
Trust 2001-72, Cl. NH, 6%, 4/25/30                    2,264               2,268
Trust 2001-74, Cl. PD, 6%, 5/25/30                    1,258               1,255
Trust 2002-29, Cl. F, 6.32%, 4/25/32 1               24,474              25,199
Trust 2002-64, Cl. FJ, 6.32%, 4/25/32 1               7,845               8,022
Trust 2002-77, Cl. WF, 5.75%, 12/18/32 1             20,091              20,243
Trust 2002-9, Cl. PC, 6%, 3/25/17                    70,637              71,598
Trust 2003-116, Cl. FA, 5.75%, 11/25/33 1            14,602              14,696
Trust 2003-23, Cl. EQ, 5.50%, 4/25/23               137,000             134,032
Trust 2003-81, Cl. PW, 4%, 3/25/25                   51,363              50,453
Trust 2003-84, Cl. AJ, 3%, 4/25/13                   68,064              66,651
Trust 2003-84, Cl. PW, 3%, 6/25/22                   65,046              63,935
Trust 2004-101, Cl. BG, 5%, 1/25/20                  67,000              65,353
Trust 2004-52, Cl. JR, 4.50%, 7/25/24                97,023              95,985

                       9 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                  PRINCIPAL               VALUE
                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates: Continued
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25         $    40,000      $       38,536
Trust 2006-44, Cl. OA, 5.50%, 12/25/26              130,000             130,327
Trust 2006-46, Cl. SW, 4.583%, 6/25/36 1             18,030              17,543
Trust 2006-50, Cl. KS, 4.583%, 6/25/36 1            100,920              97,571
Trust 2006-50, Cl. SA, 4.583%, 6/25/36 1             26,435              25,570
Trust 2006-50, Cl. SK, 4.583%, 6/25/36 1             18,020              17,415
Trust 2006-57, Cl. PA, 5.50%, 8/25/27               170,417             170,650
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 2002-52, Cl. SL, (0.44)%, 9/25/32 3            14,508               1,371
Trust 2002-53, Cl. SK, (1.682)%, 4/25/32 3           74,185               6,347
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 2001-61, Cl. SH, 6.906%, 11/18/31 3            87,796               8,598
Trust 2001-63, Cl. SD, 0.309%, 12/18/31 3            25,383               2,345
Trust 2001-68, Cl. SC, (0.081)%,
11/25/31 3                                           17,800               1,675
Trust 2001-81, Cl. S, (0.046)%, 1/25/32 3            19,001               1,784
Trust 2002-28, Cl. SA, (0.809)%, 4/25/32 3           14,037               1,229
Trust 2002-38, Cl. IO, (4.344)%, 4/25/32 3           32,200               1,764
Trust 2002-39, Cl. SD, (2.45)%, 3/18/32 3            21,291               1,714
Trust 2002-48, Cl. S, (0.427)%, 7/25/32 3            23,815               2,203
Trust 2002-56, Cl. SN, 0.567%, 7/25/32 3             32,470               3,072
Trust 2002-77, Cl. IS, 0.581%, 12/18/32 3            54,859               4,661
Trust 2002-77, Cl. SH, 0.153%, 12/18/32 3            22,571               2,083
Trust 2002-9, Cl. MS, (0.484)%, 3/25/32 3            27,055               2,607
Trust 2003-4, Cl. S, 6.753%, 2/25/33 3               47,876               5,028
Trust 2005-40, Cl. SA, (3.22)%, 5/25/35 3            86,584               4,238
Trust 2005-40, Cl. SB, (1.908)%, 5/25/35 3          113,139               4,974
Trust 2005-71, Cl. SA, 3.302%, 8/25/25 3            115,010               6,691
Trust 2006-33, Cl. SP, 11.645%, 5/25/36 3           465,928              40,661
Trust 221, Cl. 2, 10.565%, 5/1/23 3                  18,288               4,164
Trust 240, Cl. 2, 19.36%, 9/1/23 3                   28,861               6,475
Trust 294, Cl. 2, 6.455%, 2/1/28 3                  196,101              43,888
Trust 301, Cl. 2, 3.881%, 4/1/29 3                   24,155               5,157
Trust 319, Cl. 2, 9.816%, 2/1/32 3                   16,720               3,846
Trust 321, Cl. 2, 9.721%, 4/1/32 3                   73,507              16,902
Trust 324, Cl. 2, 4.514%, 7/1/32 3                   92,369              20,552
Trust 329, Cl. 2, 8.358%, 1/1/33 3                   71,027              16,492
Trust 334, Cl. 12, 5.324%, 2/1/33 3                 129,636              27,240
Trust 342, Cl. 2, 6.808%, 9/1/33 3                  128,879              29,286
Trust 344, Cl. 2, 4.899%, 12/1/33 3                 128,266              29,087
Trust 346, Cl. 2, 11.437%, 12/1/33 3                 48,796              11,275
Trust 362, Cl. 12, 5.435%, 8/1/35 3                  92,269              19,480
Trust 362, Cl. 13, 5.442%, 8/1/35 3                  51,200              10,834
Trust 364, Cl. 15, 8.616%, 9/1/35 3                  91,624              19,528
                                                                 ---------------
                                                                     11,516,952

                                                  PRINCIPAL               VALUE
                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
GNMA/GUARANTEED--2.5%
Government National Mortgage
Assn., 7%, 10/15/23-3/15/26                     $   137,585      $      142,211
--------------------------------------------------------------------------------
Government National Mortgage Assn.,
CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29                 142,608             153,701
Series 2000-7, Cl. Z, 8%, 1/16/30                    78,367              82,557
--------------------------------------------------------------------------------
Government National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 1998-19, Cl. SB, (1.814)%, 7/16/28 3          34,649               3,678
Series 2001-21, Cl. SB, (5.039)%, 1/16/27 3         176,547              11,912
Series 2006-47, Cl. SA, 14.403%, 8/16/36 3          296,465              15,336
                                                                 ---------------
                                                                        409,395

--------------------------------------------------------------------------------
NON-AGENCY--9.5%
--------------------------------------------------------------------------------
COMMERCIAL--8.0%
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series
2005-3, Cl. A2, 4.501%, 7/10/43                      80,000              78,187
--------------------------------------------------------------------------------
Banc of America Funding Corp.,
CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32               58,968              59,771
--------------------------------------------------------------------------------
Banc of America Mortgage Securities,
Inc., CMO Pass-Through Certificates:
Series 2005-E, Cl. 2A2, 4.975%, 6/25/35 1             5,226               5,218
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32               47,106              47,533
--------------------------------------------------------------------------------
ChaseFlex Trust 2006-2, Multiclass
Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1B, 5.607%, 8/25/08 1,2          38,921              38,962
--------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage
Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36             87,049              86,891
Series 2006-AB3, Cl. A7, 6.36%, 4/25/08              27,170              27,178
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39              50,000              49,097
Series 2005-C3, Cl. A2, 4.853%, 7/10/45              50,000              49,441
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg.
Pass-Through Certificates, Series
1997-C1, Cl. A3, 6.869%, 7/15/29                     15,478              15,538
--------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%,
8/10/42                                              50,000              48,707
Series 2005-GG5, Cl. A2, 5.117%,
4/10/37                                              50,000              49,853

                      10 | GOVERNMENT SECURITIES PORTFOLIO

                                                  PRINCIPAL               VALUE
                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL Continued
JPMorgan Chase Commercial
Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%,
7/15/42                                         $    20,000      $       19,595
Series 2005-LDP4, Cl. A2, 4.79%,
10/15/42                                             70,000              68,982
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates, Series 2005-C5, Cl. A2,
4.885%, 9/15/30                                      50,000              49,549
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO
Pass-Through Certificates:
Series 2004-9, Cl. A3, 4.70%, 8/25/34 1              31,802              31,550
Series 2004-6, Cl. 10A1, 6%, 7/25/34                 67,401              67,105
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC,
Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1,
Cl. A2, 7.306%, 10/6/15                              96,000             103,405
--------------------------------------------------------------------------------
RALI:
Series 2006-QS5 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-QS5, Cl. 2A2,
6%, 4/25/08                                          98,022              97,846
Series 2006-QS13 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-QS13, Cl. 1A8,
6%, 9/25/36                                          97,494              97,408
--------------------------------------------------------------------------------
Residential Asset Securitization Trust
2006-A9CB, CMO Pass-Through
Certificates, Series 2006-A9CB, Cl. A5,
6%, 9/25/36                                         101,240             101,083
--------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage
Trust 2005-C17, Commercial Mtg.
Obligations, Series 2005-C17, Cl. A2,
4.782%, 3/15/42                                      90,000              88,823
--------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage
Trust 2006-C29, Commercial
Asset-Backed Securities, Series
2006-C29, Cl. A2, 5.272%, 11/15/48                   15,000              14,988
--------------------------------------------------------------------------------
WAMU Mortgage Pass-Through
Certificates Series 2005-AR5 Trust,
Series 2005-AR5, Cl. A1, 4.673%,
5/25/35 1                                            30,920              30,855
                                                                 ---------------
                                                                      1,327,565

--------------------------------------------------------------------------------
OTHER--0.8%
JP Morgan Mortgage Trust, CMO
Pass-Through Certificates, Series
2005-S2, Cl. 3A1, 6.712%, 2/25/32 1                 104,653             105,674
--------------------------------------------------------------------------------
WAMU Mortgage Pass-Through
Certificates Series 2005-AR8 Trust,
Series 2005-AR8, Cl. 2AB1, 5.60%,
7/25/45 1                                            32,735              32,820
                                                                 ---------------
                                                                        138,494

                                                  PRINCIPAL               VALUE
                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
RESIDENTIAL--0.7%
Countrywide Alternative Loan Trust,
CMO, Series 2005-J1, Cl. 3A1, 6.50%,
8/25/32                                         $   112,433      $      113,656
                                                                 ---------------
Total Mortgage-Backed Obligations
(Cost $13,570,687)                                                   13,506,062

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--13.3%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
Unsec. Nts., 5.25%, 7/18/11                         570,000             577,400
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
Unsec. Nts.:
6%, 5/15/11 5                                       200,000             208,446
7.25%, 1/15/10 6                                    970,000           1,032,680
--------------------------------------------------------------------------------
Resolution Funding Corp. Bonds,
Residual Funding STRIPS, 5.218%,
1/15/21 5,7                                         825,000             407,473
                                                                 ---------------
Total U.S. Government Obligations
(Cost $2,238,984)                                                     2,225,999

--------------------------------------------------------------------------------
SHORT-TERM NOTES--4.2%
--------------------------------------------------------------------------------
Federal Home Loan Bank, 4.80%, 1/2/07
(Cost $699,907)                                     700,000             699,907

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--5.0%
--------------------------------------------------------------------------------
Undivided interest of 1.79% in joint repurchase
agreement (Principal Amount/Value $46,644,000,
with a maturity value of $46,677,687) with UBS
Warburg LLC, 5.20%, dated 12/29/06, to be
repurchased at $836,604 on 1/3/07,
collateralized by Federal National Mortgage
Assn., 6%, 6/1/36, with a value of $47,638,849
(Cost $836,000)                                     836,000             836,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $18,603,216)                                    111.0%         18,523,423
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                 (11.0)         (1,840,471)
                                                --------------------------------
NET ASSETS                                            100.0%     $   16,682,952
                                                ================================

                      11 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Illiquid security. The aggregate value of illiquid securities as of December
31, 2006 was $164,026, which represents 0.98% of the Portfolio's net assets. See
Note 7 of accompanying Notes.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $497,270 or 2.98% of the Portfolio's net assets as of December 31, 2006.

4. When-issued security or forward commitment to be delivered and settled after
December 31, 2006. See Note 1 of accompanying Notes.

5. Partial or fully-loaned security. See Note 8 of accompanying Notes.

6. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $37,262. See Note 5 of accompanying Notes.

7. Zero coupon bond reflects effective yield on the date of purchase.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      12 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------
Investments, at value (cost $18,603,216)--see accompanying statement of investments          $ 18,523,423
----------------------------------------------------------------------------------------------------------
Cash                                                                                               11,280
----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis or forward commitment                                     496,658
Interest and principal paydowns                                                                   108,430
Other                                                                                               6,047
                                                                                             -------------
Total assets                                                                                   19,145,838

----------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis or forward commitment                              2,434,587
Shareholder communications                                                                          6,733
Directors' compensation                                                                             4,787
Futures margins                                                                                     1,886
Transfer and shareholder servicing agent fees                                                         849
Shares of capital stock redeemed                                                                      181
Other                                                                                              13,863
                                                                                             -------------
Total liabilities                                                                               2,462,886

----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $ 16,682,952
                                                                                             =============

----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                         $     15,701
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                     16,213,401
----------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                 718,442
----------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                     (150,017)
----------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                       (114,575)
                                                                                             -------------
NET ASSETS--applicable to 15,701,160 shares of capital stock outstanding                     $ 16,682,952
                                                                                             =============

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                     $       1.06

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      13 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                              $ 831,008
--------------------------------------------------------------------------------
Portfolio lending fees                                                    2,745
                                                                      ----------
Total investment income                                                 833,753

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                          88,021
--------------------------------------------------------------------------------
Accounting service fees                                                  15,000
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              13,249
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                             9,989
--------------------------------------------------------------------------------
Shareholder communications                                                9,062
--------------------------------------------------------------------------------
Directors' compensation                                                   4,734
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Custodian fees and expenses                                                  73
--------------------------------------------------------------------------------
Other                                                                     6,169
                                                                      ----------
Total expenses                                                          147,797
Less reduction to custodian expenses                                        (73)
                                                                      ----------
Net expenses                                                            147,724

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   686,029

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                             (79,006)
Closing and expiration of futures contracts                              23,552
Swap contracts                                                            2,612
                                                                      ----------
Net realized loss                                                       (52,842)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                              48,237
Futures contracts                                                       (53,682)
Swap contracts                                                             (876)
                                                                      ----------
Net change in unrealized depreciation                                    (6,321)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 626,866
                                                                      ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      14 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                 2006            2005
---------------------------------------------------------------------------------------------

OPERATIONS
---------------------------------------------------------------------------------------------
Net investment income                                           $    686,029    $    563,223
---------------------------------------------------------------------------------------------
Net realized gain (loss)                                             (52,842)         27,200
---------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                 (6,321)       (226,388)
                                                                -----------------------------
Net increase in net assets resulting from operations                 626,866         364,035

---------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------
Dividends from net investment income                                (610,210)       (580,801)
---------------------------------------------------------------------------------------------
Distributions from net realized gain                                      --        (623,960)

---------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
---------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital
stock transactions                                                  (571,528)        (24,626)

---------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------
Total decrease                                                      (554,872)       (865,352)
---------------------------------------------------------------------------------------------
Beginning of period                                               17,237,824      18,103,176
                                                                -----------------------------
End of period (including accumulated net investment income
of $718,442 and $603,497, respectively)                         $ 16,682,952    $ 17,237,824
                                                                =============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      15 | GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                      2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $     1.06     $     1.12     $     1.14     $     1.16     $     1.11
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .04 1          .03 1          .03 1          .04            .05
Net realized and unrealized gain (loss)                        --           (.01)           .01           (.01)           .06
                                                       -------------------------------------------------------------------------
Total from investment operations                              .04            .02            .04            .03            .11
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.04)          (.04)          (.04)          (.05)          (.06)
Distributions from net realized gain                           --           (.04)          (.02)            --             --
                                                       -------------------------------------------------------------------------
Total dividends and/or distributions to shareholders         (.04)          (.08)          (.06)          (.05)          (.06)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $     1.06     $     1.06     $     1.12     $     1.14     $     1.16
                                                       =========================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                           3.74%          1.48%          4.17%          2.58%         10.06%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $   16,683     $   17,238     $   18,103     $   19,537     $   21,946
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $   16,764     $   17,696     $   18,464     $   20,743     $   20,347
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                        4.09%          3.18%          2.83%          3.43%          4.42%
Total expenses                                               0.88% 4        0.88% 4        0.85% 4        0.84% 4        0.77% 4
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        82% 5          84% 5          99% 5          43%            25%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchases and of To Be Announced (TBA)
mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS      SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended December 31, 2006                 $ 44,327,351           $ 48,590,182
Year Ended December 31, 2005                   93,525,147             93,213,905
Year Ended December 31, 2004                  121,615,587            127,136,434

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      16 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Government Securities Portfolio (the Portfolio) is a series of Panorama Series
Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 80% of its net assets, plus borrowings for investment purposes, under normal market conditions)
in U.S. government securities and U.S. government-related securities. The
Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies.
A majority of such shares are held by separate accounts of Massachusetts Mutual
Life Insurance Co., an affiliate of the Manager.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00
P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on
National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the
Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price.
Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Portfolio's assets are valued. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the
Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the
Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. The Portfolio may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31,
2006, the Portfolio had purchased $2,434,587 of securities issued on a when-issued basis or forward commitment and sold $496,658 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities

                      17 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Portfolio enters into financial instrument transactions (such as swaps, futures, options and other derivatives)
that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the
Portfolio's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    DEPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
      INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
      --------------------------------------------------------------------------
      $  723,227               $  --             $  184,800            $  79,792

1. As of December 31, 2006, the Portfolio had $184,540 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                  EXPIRING
                  ------------------------------
                  2013                $   15,147
                  2014                   169,393
                                      ----------
                  Total               $  184,540
                                      ==========

2. As of December 31, 2006, the Portfolio had $260 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. During the fiscal year ended December 31, 2006, the Portfolio did not utilize any capital loss carryforward.

4. During the fiscal year ended December 31, 2005, the Portfolio did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and

                      18 | GOVERNMENT SECURITIES PORTFOLIO

distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the
Portfolio. Accordingly, the following amounts have been reclassified for
December 31, 2006. Net assets of the Portfolio were unaffected by the reclassifications.

                                        INCREASE TO
      INCREASE TO                   ACCUMULATED NET
      ACCUMULATED NET                 REALIZED LOSS
      INVESTMENT INCOME              ON INVESTMENTS
      ---------------------------------------------
      $  39,126                           $  39,126

The tax character of distributions paid during the year ended December 31, 2006 and December 31, 2005 was as follows:

                                               YEAR ENDED            YEAR ENDED
                                        DECEMBER 31, 2006     DECEMBER 31, 2005
      -------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                          $  610,210            $  812,319
      Long-term capital gain                           --               392,442
                                               --------------------------------
      Total                                    $  610,210           $ 1,204,761
                                               ================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities              $  18,603,216
      Federal tax cost of other investments           1,349,062
                                                  -------------
      Total federal tax cost                      $  19,952,278
                                                  =============

      Gross unrealized appreciation               $      93,416
      Gross unrealized depreciation                    (173,208)
                                                  -------------
      Net unrealized depreciation                 $     (79,792)
                                                  =============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the
Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are

                      19 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

not offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Portfolio's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                             YEAR ENDED DECEMBER 31, 2006   YEAR ENDED DECEMBER 31, 2005
                                                 SHARES            AMOUNT       SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------

Sold                                             70,753       $    74,254       54,789       $    59,750
Dividends and/or distributions reinvested       598,245           610,210    1,158,423         1,204,761
Redeemed                                     (1,207,744)       (1,255,992)  (1,207,166)       (1,289,137)
                                             ------------------------------------------------------------
Net increase (decrease)                        (538,746)      $  (571,528)       6,046       $   (24,626)
                                             ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                                         PURCHASES         SALES
--------------------------------------------------------------------------------
Investment securities                                  $ 9,346,293   $ 6,594,979
U.S. government and government agency obligations        2,434,181     7,699,401
To Be Announced (TBA) mortgage-related securities       44,327,351    48,590,182

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of average net assets as shown in the following table:

                 FEE SCHEDULE
                 ------------------------------------------
                 Up to $300 million                  0.525%
                 Next $100 million                   0.500
                 Over $400 million                   0.450

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Portfolio pays the Manager a fee of
$1,500 per year for preparing and filing the Portfolio's tax returns.

                      20 | GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The
Portfolio pays OFS a per account fee. For the year ended December 31, 2006, the
Portfolio paid $10,000 to OFS for services to the Portfolio.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The
Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.

      The Portfolio generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin)
are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2006, the Portfolio had outstanding futures contracts as follows:

                                                                                      UNREALIZED
                                     EXPIRATION   NUMBER OF     VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                      DATES   CONTRACTS   DECEMBER 31, 2006   (DEPRECIATION)
------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Long Bonds                         3/21/07          25        $  2,785,938   $     (36,928)
U.S. Treasury Nts., 10 yr.              3/21/07           4             429,875          (7,108)
                                                                                  -------------
                                                                                        (44,036)
                                                                                  -------------

U.S. Treasury Nts., 2 yr.               3/30/07           4             816,125           2,156
U.S. Treasury Nts., 5 yr.               3/30/07          10           1,050,625           7,098
                                                                                  -------------
                                                                                          9,254
                                                                                  -------------
                                                                                  $     (34,782)
                                                                                  =============

                      21 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. TOTAL RETURN SWAP CONTRACTS

A total return swap is an agreement under which a set of future cash flows is exchanged between two counterparties. One cash flow stream will typically be based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Payments under the swap are based on an agreed upon principal amount but since this principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Portfolio at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations. The Portfolio also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the
Statement of Operations. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur in the reference asset).

      As of December 31, 2006, the Portfolio had no outstanding total return swaps.

--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of
Investments.

--------------------------------------------------------------------------------
8. SECURITIES LENDING

The Portfolio lends portfolio securities from time to time in order to earn additional income. In return, the Portfolio receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Portfolio is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Portfolio on the next business day. Cash collateral may be invested in approved investments and the Portfolio bears the risk of any loss in value of these investments. The Portfolio retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Portfolio continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Portfolio had on loan securities valued at $615,189, which are included in the Statement of Assets and Liabilities as
"Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral was received in the form of securities.

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Portfolio's tax return will be ultimately sustained. A tax liability and

                      22 | GOVERNMENT SECURITIES PORTFOLIO

expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has
evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Portfolio's financial statements. The Manager will continue to monitor the Portfolio's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
10. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Portfolio) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                      23 | GOVERNMENT SECURITIES PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Growth
Portfolio (the "Portfolio"), a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007

                              25 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--99.5%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--13.8%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.1%
ArvinMeritor, Inc. 1                                      1,100   $      20,053
--------------------------------------------------------------------------------
Autoliv, Inc.                                               600          36,180
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The) 1,2                      1,700          35,683
--------------------------------------------------------------------------------
Johnson Controls, Inc.                                      400          34,368
--------------------------------------------------------------------------------
Lear Corp. 1                                              1,200          35,436
--------------------------------------------------------------------------------
Tenneco, Inc. 2                                             300           7,416
                                                                  --------------
                                                                        169,136

--------------------------------------------------------------------------------
AUTOMOBILES--0.8%
Ford Motor Co. 1                                         22,600         169,726
--------------------------------------------------------------------------------
General Motors Corp. 1                                   18,300         562,176
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                     6,300         443,961
                                                                  --------------
                                                                      1,175,863

--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.1%
Apollo Group, Inc., Cl. A 2                                 800          31,176
--------------------------------------------------------------------------------
Career Education Corp. 1,2                                1,400          34,692
--------------------------------------------------------------------------------
ITT Educational Services, Inc. 1,2                          600          39,822
                                                                  --------------
                                                                        105,690

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.7%
Brinker International, Inc.                                 900          27,144
--------------------------------------------------------------------------------
Carnival Corp.                                            4,100         201,105
--------------------------------------------------------------------------------
Chipotle Mexican Grill, Inc., Cl. B 2                       603          31,356
--------------------------------------------------------------------------------
Domino's Pizza, Inc.                                        600          16,800
--------------------------------------------------------------------------------
Jack in the Box, Inc. 2                                     400          24,416
--------------------------------------------------------------------------------
Las Vegas Sands Corp. 2                                     100           8,948
--------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.                 2,500         156,250
--------------------------------------------------------------------------------
Wendy's International, Inc.                               1,000          33,090
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                         9,100         535,080
                                                                  --------------
                                                                      1,034,189

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.0%
Snap-On, Inc.                                               800          38,112
--------------------------------------------------------------------------------
Tempur-Pedic International, Inc. 1,2                      1,500          30,690
                                                                  --------------
                                                                         68,802

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.2%
Expedia, Inc. 1,2                                         1,500          31,470
--------------------------------------------------------------------------------
IAC/InterActiveCorp 1,2                                   5,300         196,948
--------------------------------------------------------------------------------
Liberty Media Holding Corp.-Interactive,
Series A 2                                                6,100         131,577
--------------------------------------------------------------------------------
NetFlix.com, Inc. 1,2                                       600          15,516
                                                                  --------------
                                                                        375,511

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Eastman Kodak Co. 1                                       1,500   $      38,700
--------------------------------------------------------------------------------
Hasbro, Inc.                                              1,600          43,600
--------------------------------------------------------------------------------
Marvel Entertainment, Inc. 1,2                            1,200          32,292
--------------------------------------------------------------------------------
Mattel, Inc.                                              1,900          43,054
                                                                  --------------
                                                                        157,646

--------------------------------------------------------------------------------
MEDIA--4.7%
CBS Corp., Cl. B                                          3,400         106,012
--------------------------------------------------------------------------------
Clear Channel Communications, Inc.                       23,400         831,636
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 2                                   13,500         571,455
--------------------------------------------------------------------------------
DirecTV Group, Inc. (The) 2                              10,100         251,894
--------------------------------------------------------------------------------
EchoStar Communications Corp., Cl. A 2                    5,100         193,953
--------------------------------------------------------------------------------
Gannett Co., Inc.                                         2,400         145,104
--------------------------------------------------------------------------------
Idearc, Inc. 2                                            1,220          34,953
--------------------------------------------------------------------------------
Liberty Global, Inc., Series A 1,2                        2,300          67,045
--------------------------------------------------------------------------------
Liberty Media Holding Corp.-Capital,
Series A 1,2                                              4,400         431,112
--------------------------------------------------------------------------------
Live Nation, Inc. 2                                         200           4,480
--------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                              8,700         591,774
--------------------------------------------------------------------------------
News Corp., Inc., Cl. A                                  32,300         693,804
--------------------------------------------------------------------------------
Omnicom Group, Inc.                                       6,800         710,872
--------------------------------------------------------------------------------
Time Warner, Inc.                                        49,700       1,082,466
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B 2                                    15,952         654,511
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                    23,200         795,064
                                                                  --------------
                                                                      7,166,135

--------------------------------------------------------------------------------
MULTILINE RETAIL--2.7%
Big Lots, Inc. 1,2                                        2,100          48,132
--------------------------------------------------------------------------------
Dillard's, Inc., Cl. A 1                                  1,800          62,946
--------------------------------------------------------------------------------
Dollar Tree Stores, Inc. 2                                2,500          75,250
--------------------------------------------------------------------------------
Family Dollar Stores, Inc.                                2,200          64,526
--------------------------------------------------------------------------------
Federated Department Stores, Inc.                        22,200         846,486
--------------------------------------------------------------------------------
J.C. Penney Co., Inc. (Holding Co.)                       9,700         750,392
--------------------------------------------------------------------------------
Kohl's Corp. 2                                           12,600         862,218
--------------------------------------------------------------------------------
Nordstrom, Inc.                                          15,600         769,704
--------------------------------------------------------------------------------
Sears Holdings Corp. 2                                    2,600         436,618
--------------------------------------------------------------------------------
Target Corp.                                              5,000         285,250
                                                                  --------------
                                                                      4,201,522

--------------------------------------------------------------------------------
SPECIALTY RETAIL--4.1%
Abercrombie & Fitch Co., Cl. A                              700          48,741
--------------------------------------------------------------------------------
Aeropostale, Inc. 1,2                                     1,000          30,870
--------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                           1,500          46,815
--------------------------------------------------------------------------------
AnnTaylor Stores Corp. 2                                  1,100          36,124
--------------------------------------------------------------------------------
AutoNation, Inc. 2                                        1,200          25,584
--------------------------------------------------------------------------------
AutoZone, Inc. 2                                            400          46,224
--------------------------------------------------------------------------------
Barnes & Noble, Inc.                                      1,000          39,710

                              7 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Best Buy Co., Inc.                                       12,100   $     595,199
--------------------------------------------------------------------------------
Charming Shoppes, Inc. 1,2                                  300           4,059
--------------------------------------------------------------------------------
Circuit City Stores, Inc./
Circuit City Group                                        1,700          32,266
--------------------------------------------------------------------------------
Dick's Sporting Goods, Inc. 2                               700          34,293
--------------------------------------------------------------------------------
Dress Barn, Inc. (The) 1,2                                1,300          30,329
--------------------------------------------------------------------------------
DSW, Inc., Cl. A 1,2                                        100           3,857
--------------------------------------------------------------------------------
Gap, Inc. (The)                                          26,900         524,550
--------------------------------------------------------------------------------
Group 1 Automotive, Inc. 1                                  300          15,516
--------------------------------------------------------------------------------
Gymboree Corp. 2                                            800          30,528
--------------------------------------------------------------------------------
Home Depot, Inc.                                         45,500       1,827,280
--------------------------------------------------------------------------------
Limited Brands, Inc.                                     14,000         405,160
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                        10,000         311,500
--------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)                               1,350          51,651
--------------------------------------------------------------------------------
Office Depot, Inc. 2                                     18,500         706,145
--------------------------------------------------------------------------------
OfficeMax, Inc.                                             900          44,685
--------------------------------------------------------------------------------
Payless ShoeSource, Inc. 2                                1,100          36,102
--------------------------------------------------------------------------------
RadioShack Corp. 1                                        1,300          21,814
--------------------------------------------------------------------------------
Rent-A-Center, Inc. 1,2                                   1,000          29,510
--------------------------------------------------------------------------------
Ross Stores, Inc.                                         1,400          41,020
--------------------------------------------------------------------------------
Select Comfort Corp. 1,2                                    600          10,434
--------------------------------------------------------------------------------
Staples, Inc.                                            16,600         443,220
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                     27,400         781,448
                                                                  --------------
                                                                      6,254,634

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.3%
Brown Shoe Co., Inc.                                        400          19,096
--------------------------------------------------------------------------------
Coach, Inc. 2                                             8,500         365,160
--------------------------------------------------------------------------------
Jones Apparel Group, Inc.                                   900          30,087
--------------------------------------------------------------------------------
Polo Ralph Lauren Corp.                                     500          38,830
--------------------------------------------------------------------------------
Skechers USA, Inc., Cl. A 1,2                               100           3,331
--------------------------------------------------------------------------------
Wolverine World Wide, Inc. 1                                600          17,112
                                                                  --------------
                                                                        473,616

--------------------------------------------------------------------------------
CONSUMER STAPLES--5.5%
--------------------------------------------------------------------------------
BEVERAGES--0.6%
Coca-Cola Co. (The)                                       6,300         303,975
--------------------------------------------------------------------------------
Molson Coors Brewing Co., Cl. B                             400          30,576
--------------------------------------------------------------------------------
PepsiCo, Inc.                                             9,520         595,476
                                                                  --------------
                                                                        930,027

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.6%
Kroger Co. (The)                                         21,700         500,619
--------------------------------------------------------------------------------
Safeway, Inc.                                            17,900         618,624
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                    27,500       1,269,950
                                                                  --------------
                                                                      2,389,193

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
FOOD PRODUCTS--0.3%
ConAgra Foods, Inc.                                      11,900   $     321,300
--------------------------------------------------------------------------------
Dean Foods Co. 2                                            300          12,684
--------------------------------------------------------------------------------
Heinz (H.J.) Co.                                          1,300          58,513
--------------------------------------------------------------------------------
Kraft Foods, Inc., Cl. A 1                                1,700          60,690
--------------------------------------------------------------------------------
Sara Lee Corp.                                            3,900          66,417
                                                                  --------------
                                                                        519,604

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.1%
Energizer Holdings, Inc. 2                                  400          28,396
--------------------------------------------------------------------------------
Procter & Gamble Co. (The)                               26,465       1,700,906
                                                                  --------------
                                                                      1,729,302

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.1%
Avon Products, Inc.                                       3,700         122,248
--------------------------------------------------------------------------------
NBTY, Inc. 2                                              1,000          41,570
                                                                  --------------
                                                                        163,818

--------------------------------------------------------------------------------
TOBACCO--1.8%
Altria Group, Inc.                                       30,000       2,574,600
--------------------------------------------------------------------------------
Reynolds American, Inc. 1                                 1,600         104,752
--------------------------------------------------------------------------------
UST, Inc.                                                   900          52,380
                                                                  --------------
                                                                      2,731,732

--------------------------------------------------------------------------------
ENERGY--8.3%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.3%
Grey Wolf, Inc. 1,2                                       2,300          15,778
--------------------------------------------------------------------------------
Halliburton Co.                                           8,000         248,400
--------------------------------------------------------------------------------
Lone Star Technologies, Inc. 2                              300          14,523
--------------------------------------------------------------------------------
Parker Drilling Co. 2                                     1,800          14,706
--------------------------------------------------------------------------------
Seacor Holdings, Inc. 1,2                                   400          39,656
--------------------------------------------------------------------------------
Tidewater, Inc. 1                                           700          33,852
--------------------------------------------------------------------------------
Veritas DGC, Inc. 2                                         700          59,941
                                                                  --------------
                                                                        426,856

--------------------------------------------------------------------------------
OIL & GAS--8.0%
Chevron Corp.                                            30,001       2,205,974
--------------------------------------------------------------------------------
ConocoPhillips                                           25,628       1,843,935
--------------------------------------------------------------------------------
Devon Energy Corp.                                        7,700         516,516
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                        73,776       5,653,455
--------------------------------------------------------------------------------
Foundation Coal Holdings, Inc.                              400          12,704
--------------------------------------------------------------------------------
Frontier Oil Corp.                                        1,700          48,858
--------------------------------------------------------------------------------
General Maritime Corp. 1                                    400          14,076
--------------------------------------------------------------------------------
Hess Corp.                                                5,700         282,549
--------------------------------------------------------------------------------
Holly Corp.                                                 700          35,980
--------------------------------------------------------------------------------
Marathon Oil Corp.                                       10,300         952,750
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                6,840         333,997

                              8 | GROWTH PORTFOLIO

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
OMI Corp. 1                                                 800   $      16,936
--------------------------------------------------------------------------------
Overseas Shipholding Group, Inc. 1                          600          33,780
--------------------------------------------------------------------------------
Paramount Resources Ltd., Cl. A 2                         8,000         164,644
--------------------------------------------------------------------------------
Sunoco, Inc.                                              1,500          93,540
--------------------------------------------------------------------------------
Tesoro Corp.                                                600          39,462
--------------------------------------------------------------------------------
USEC, Inc. 2                                              2,300          29,256
                                                                  --------------
                                                                     12,278,412

--------------------------------------------------------------------------------
FINANCIALS--20.6%
--------------------------------------------------------------------------------
CAPITAL MARKETS--4.4%
Ameriprise Financial, Inc.                                9,320         507,940
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The)                             5,100         830,178
--------------------------------------------------------------------------------
BlackRock, Inc. 1                                         1,300         197,470
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                           4,900         976,815
--------------------------------------------------------------------------------
Janus Capital Group, Inc.                                 1,400          30,226
--------------------------------------------------------------------------------
Knight Capital Group, Inc., Cl. A 1,2                     1,300          24,921
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                           13,900       1,085,868
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                19,800       1,843,380
--------------------------------------------------------------------------------
Morgan Stanley                                           14,700       1,197,021
--------------------------------------------------------------------------------
Piper Jaffray Cos., Inc. 2                                  200          13,030
                                                                  --------------
                                                                      6,706,849

--------------------------------------------------------------------------------
COMMERCIAL BANKS--3.0%
M&T Bank Corp.                                              400          48,864
--------------------------------------------------------------------------------
U.S. Bancorp                                             27,625         999,749
--------------------------------------------------------------------------------
Wachovia Corp.                                           24,012       1,367,483
--------------------------------------------------------------------------------
Wells Fargo & Co.                                        59,700       2,122,932
                                                                  --------------
                                                                      4,539,028

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.4%
AmeriCredit Corp. 1,2                                     3,500          88,095
--------------------------------------------------------------------------------
Capital One Financial Corp.                               5,700         437,874
--------------------------------------------------------------------------------
First Marblehead Corp. (The) 1                              650          35,523
--------------------------------------------------------------------------------
World Acceptance Corp. 2                                    200           9,390
                                                                  --------------
                                                                        570,882

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--6.5%
Bank of America Corp.                                    65,412       3,492,347
--------------------------------------------------------------------------------
Chicago Mercantile Exchange (The)                           500         254,875
--------------------------------------------------------------------------------
Citigroup, Inc.                                          61,577       3,429,839
--------------------------------------------------------------------------------
International Securities Exchange, Inc., Cl. A 1            400          18,716
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                     59,304       2,864,383
                                                                  --------------
                                                                     10,060,160

--------------------------------------------------------------------------------
INSURANCE--4.3%
ACE Ltd.                                                  6,100         369,477

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
Allstate Corp.                                            8,100   $     527,391
--------------------------------------------------------------------------------
AMBAC Financial Group, Inc.                                 500          44,535
--------------------------------------------------------------------------------
American International Group, Inc.                       30,037       2,152,451
--------------------------------------------------------------------------------
Assurant, Inc. 1                                          1,300          71,825
--------------------------------------------------------------------------------
CNA Financial Corp. 2                                       500          20,160
--------------------------------------------------------------------------------
Hanover Insurance Group, Inc.                               800          39,040
--------------------------------------------------------------------------------
Lincoln National Corp.                                    6,100         405,040
--------------------------------------------------------------------------------
Loews Corp.                                              14,000         580,580
--------------------------------------------------------------------------------
MBIA, Inc. 1                                              1,100          80,366
--------------------------------------------------------------------------------
MetLife, Inc.                                            12,300         725,823
--------------------------------------------------------------------------------
Nationwide Financial Services, Inc., Cl. A 1                400          21,680
--------------------------------------------------------------------------------
Partnerre Holdings Ltd. 1                                   200          14,206
--------------------------------------------------------------------------------
Principal Financial Group, Inc. (The)                     9,900         581,130
--------------------------------------------------------------------------------
Prudential Financial, Inc.                                1,400         120,204
--------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd. 1                               300          18,000
--------------------------------------------------------------------------------
Safeco Corp.                                                600          37,530
--------------------------------------------------------------------------------
Safety Insurance Group, Inc. 1                              100           5,071
--------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                      15,900         853,671
--------------------------------------------------------------------------------
Zenith National Insurance Corp.                             200           9,382
                                                                  --------------
                                                                      6,677,562

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.0%
CapitalSource, Inc. 1                                       400          10,924
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.0%
Astoria Financial Corp. 1                                    50           1,508
--------------------------------------------------------------------------------
Corus Bankshares, Inc. 1                                    200           4,614
--------------------------------------------------------------------------------
Countrywide Financial Corp.                              16,900         717,405
--------------------------------------------------------------------------------
Fannie Mae                                               16,900       1,003,691
--------------------------------------------------------------------------------
Freddie Mac                                              17,600       1,195,040
--------------------------------------------------------------------------------
MGIC Investment Corp. 1                                     600          37,524
--------------------------------------------------------------------------------
PMI Group, Inc. (The) 1                                   1,200          56,604
--------------------------------------------------------------------------------
Radian Group, Inc. 1                                      1,400          75,474
                                                                  --------------
                                                                      3,091,860

--------------------------------------------------------------------------------
HEALTH CARE--11.6%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.4%
Amgen, Inc. 2                                             6,100         416,691
--------------------------------------------------------------------------------
Biogen Idec, Inc. 2                                       4,000         196,760
                                                                  --------------
                                                                        613,451

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.6%
Advanced Medical Optics, Inc. 1,2                           600          21,120
--------------------------------------------------------------------------------
Becton, Dickinson & Co.                                   1,900         133,285
--------------------------------------------------------------------------------
Boston Scientific Corp. 2                                 2,000          34,360
--------------------------------------------------------------------------------
Edwards Lifesciences Corp. 1,2                              500          23,520
--------------------------------------------------------------------------------
Immucor, Inc. 1,2                                         1,000          29,230

                              9 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Medtronic, Inc.                                           1,100   $      58,861
--------------------------------------------------------------------------------
Mentor Corp. 1                                              700          34,209
--------------------------------------------------------------------------------
Stryker Corp.                                             1,000          55,110
--------------------------------------------------------------------------------
Zimmer Holdings, Inc. 2                                   5,800         454,604
                                                                  --------------
                                                                        844,299

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.2%
Aetna, Inc.                                              17,200         742,696
--------------------------------------------------------------------------------
AMERIGROUP Corp. 1,2                                        900          32,301
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                                   3,400         152,864
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                       600          38,658
--------------------------------------------------------------------------------
Caremark Rx, Inc.                                        17,600       1,005,136
--------------------------------------------------------------------------------
Centene Corp. 1,2                                           900          22,113
--------------------------------------------------------------------------------
CIGNA Corp.                                               3,000         394,710
--------------------------------------------------------------------------------
Coventry Health Care, Inc. 2                                900          45,045
--------------------------------------------------------------------------------
Humana, Inc. 2                                            8,000         442,480
--------------------------------------------------------------------------------
Laboratory Corp. of America Holdings 2                    1,200          88,164
--------------------------------------------------------------------------------
Lincare Holdings, Inc. 2                                    100           3,984
--------------------------------------------------------------------------------
McKesson Corp.                                            9,100         461,370
--------------------------------------------------------------------------------
Medco Health Solutions, Inc. 2                            1,000          53,440
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                 31,282       1,680,782
--------------------------------------------------------------------------------
WellCare Health Plans, Inc. 2                               400          27,560
--------------------------------------------------------------------------------
WellPoint, Inc. 2                                        16,567       1,303,657
                                                                  --------------
                                                                      6,494,960

--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--0.0%
Emdeon Corp. 1,2                                          2,300          28,497
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
Applera Corp./Applied Biosystems Group                    2,800         102,732
--------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc. 2                          8,100         366,849
                                                                  --------------
                                                                        469,581

--------------------------------------------------------------------------------
PHARMACEUTICALS--6.1%
Abbott Laboratories                                       9,600         467,616
--------------------------------------------------------------------------------
Eli Lilly & Co.                                           1,300          67,730
--------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc. 1,2                   1,500          41,370
--------------------------------------------------------------------------------
Forest Laboratories, Inc. 2                              13,900         703,340
--------------------------------------------------------------------------------
Johnson & Johnson                                        43,718       2,886,262
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc. 2                              1,600          25,472
--------------------------------------------------------------------------------
Merck & Co., Inc.                                        43,000       1,874,800
--------------------------------------------------------------------------------
Mylan Laboratories, Inc.                                  1,400          27,944
--------------------------------------------------------------------------------
Pfizer, Inc.                                            120,665       3,125,224
--------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc. 2                              900          23,427
--------------------------------------------------------------------------------
Wyeth                                                     3,500         178,220
                                                                  --------------
                                                                      9,421,405

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
INDUSTRIALS--10.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.2%
Armor Holdings, Inc. 1,2                                    300   $      16,455
--------------------------------------------------------------------------------
General Dynamics Corp.                                   12,300         914,505
--------------------------------------------------------------------------------
Honeywell International, Inc.                            19,300         873,132
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                    12,300       1,132,461
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                   13,900         941,030
--------------------------------------------------------------------------------
Orbital Sciences Corp. 1,2                                  100           1,844
--------------------------------------------------------------------------------
Raytheon Co.                                             18,200         960,960
--------------------------------------------------------------------------------
United Technologies Corp.                                 1,100          68,772
                                                                  --------------
                                                                      4,909,159

--------------------------------------------------------------------------------
AIRLINES--0.1%
AMR Corp. 1,2                                             1,500          45,345
--------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B 1,2                     1,700          70,125
                                                                  --------------
                                                                        115,470

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.0%
Masco Corp.                                               2,000          59,740
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.2%
Administaff, Inc. 1                                         700          29,939
--------------------------------------------------------------------------------
Corrections Corp. of America 2                              400          18,092
--------------------------------------------------------------------------------
Covanta Holding Corp. 1,2                                 1,100          24,244
--------------------------------------------------------------------------------
Deluxe Corp. 1                                            1,100          27,720
--------------------------------------------------------------------------------
Harland (John H.) Co.                                       300          15,060
--------------------------------------------------------------------------------
Ikon Office Solutions, Inc.                                 600           9,822
--------------------------------------------------------------------------------
Labor Ready, Inc. 1,2                                     1,600          29,328
--------------------------------------------------------------------------------
Manpower, Inc.                                            1,200          89,916
--------------------------------------------------------------------------------
Watson Wyatt & Co. Holdings                                 200           9,030
                                                                  --------------
                                                                        253,151

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.1%
Chicago Bridge & Iron Co. NV                                900          24,606
--------------------------------------------------------------------------------
EMCOR Group, Inc. 2                                         500          28,425
--------------------------------------------------------------------------------
Granite Construction, Inc. 1                              1,000          50,320
                                                                  --------------
                                                                        103,351

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.1%
Acuity Brands, Inc.                                         900          46,836
--------------------------------------------------------------------------------
Belden CDT, Inc. 1                                          500          19,545
--------------------------------------------------------------------------------
Emerson Electric Co.                                      1,300          57,317
--------------------------------------------------------------------------------
Regal-Beloit Corp. 1                                        200          10,502
                                                                  --------------
                                                                        134,200

                              10 | GROWTH PORTFOLIO

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.9%
3M Co.                                                    5,600   $     436,408
--------------------------------------------------------------------------------
General Electric Co.                                    114,600       4,264,266
--------------------------------------------------------------------------------
Tyco International Ltd.                                  43,000       1,307,200
                                                                  --------------
                                                                      6,007,874

--------------------------------------------------------------------------------
MACHINERY--2.5%
AGCO Corp. 1,2                                            1,200          37,128
--------------------------------------------------------------------------------
Caterpillar, Inc.                                        17,300       1,061,009
--------------------------------------------------------------------------------
Cummins, Inc. 1                                             300          35,454
--------------------------------------------------------------------------------
Danaher Corp.                                            11,700         847,548
--------------------------------------------------------------------------------
Deere & Co.                                               8,100         770,067
--------------------------------------------------------------------------------
Eaton Corp.                                               6,600         495,924
--------------------------------------------------------------------------------
Gardner Denver, Inc. 2                                      400          14,924
--------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                 9,100         420,329
--------------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd., Cl. A 1                          1,900          74,347
--------------------------------------------------------------------------------
Kaydon Corp. 1                                              100           3,974
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                                   500          29,715
--------------------------------------------------------------------------------
SPX Corp.                                                 1,200          73,392
--------------------------------------------------------------------------------
Toro Co. (The) 1                                            700          32,641
--------------------------------------------------------------------------------
Valmont Industries, Inc.                                    200          11,098
--------------------------------------------------------------------------------
Wabtec Corp.                                                200           6,076
                                                                  --------------
                                                                      3,913,626

--------------------------------------------------------------------------------
ROAD & RAIL--0.5%
CSX Corp.                                                17,000         585,310
--------------------------------------------------------------------------------
Kansas City Southern 1,2                                    200           5,796
--------------------------------------------------------------------------------
Laidlaw International, Inc.                               1,000          30,430
--------------------------------------------------------------------------------
Norfolk Southern Corp.                                    3,700         186,073
--------------------------------------------------------------------------------
Swift Transportation Co., Inc. 2                            600          15,762
                                                                  --------------
                                                                        823,371

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--19.8%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.6%
--------------------------------------------------------------------------------
ADTRAN, Inc. 1                                              600          13,620
--------------------------------------------------------------------------------
Arris Group, Inc. 2                                       2,500          31,275
--------------------------------------------------------------------------------
Avaya, Inc. 2                                             3,800          53,124
--------------------------------------------------------------------------------
Cisco Systems, Inc. 2                                    70,600       1,929,498
--------------------------------------------------------------------------------
CommScope, Inc. 1,2                                       1,000          30,480
--------------------------------------------------------------------------------
InterDigital Communications Corp. 1,2                       500          16,775
--------------------------------------------------------------------------------
Motorola, Inc.                                           55,800       1,147,248
--------------------------------------------------------------------------------
Polycom, Inc. 1,2                                         2,200          68,002
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                           16,900         638,651
--------------------------------------------------------------------------------
UTStarcom, Inc. 1,2                                       3,400          29,750
                                                                  --------------
                                                                      3,958,423

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.7%
Brocade Communications Systems, Inc. 2                    4,200   $      34,482
--------------------------------------------------------------------------------
Dell, Inc. 2                                             59,400       1,490,346
--------------------------------------------------------------------------------
Diebold, Inc. 1                                             900          41,940
--------------------------------------------------------------------------------
EMC Corp. 2                                              65,500         864,600
--------------------------------------------------------------------------------
Emulex Corp. 1,2                                          1,500          29,265
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                      44,100       1,816,479
--------------------------------------------------------------------------------
International Business Machines Corp.                    27,200       2,642,480
--------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 2                        700          51,240
--------------------------------------------------------------------------------
NCR Corp. 2                                               1,000          42,760
--------------------------------------------------------------------------------
Network Appliance, Inc. 2                                 6,000         235,680
--------------------------------------------------------------------------------
QLogic Corp. 2                                            1,400          30,688
                                                                  --------------
                                                                      7,279,960

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Agilent Technologies, Inc. 2                             17,900         623,815
--------------------------------------------------------------------------------
Avnet, Inc. 2                                               200           5,106
--------------------------------------------------------------------------------
AVX Corp. 1                                                 800          11,832
--------------------------------------------------------------------------------
Plexus Corp. 2                                              100           2,388
--------------------------------------------------------------------------------
Solectron Corp. 2                                         2,700           8,694
--------------------------------------------------------------------------------
Tech Data Corp. 2                                         1,000          37,870
--------------------------------------------------------------------------------
Tektronix, Inc.                                             700          20,419
--------------------------------------------------------------------------------
Vishay Intertechnology, Inc. 2                            1,700          23,018
                                                                  --------------
                                                                        733,142

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.4%
Digital River, Inc. 1,2                                     400          22,316
--------------------------------------------------------------------------------
EarthLink, Inc. 1,2                                       2,600          18,460
--------------------------------------------------------------------------------
Google, Inc., Cl. A 2                                     4,200       1,934,016
--------------------------------------------------------------------------------
Sohu.com, Inc. 2                                            200           4,800
--------------------------------------------------------------------------------
United Online, Inc.                                       2,450          32,536
--------------------------------------------------------------------------------
ValueClick, Inc. 1,2                                        400           9,452
--------------------------------------------------------------------------------
VeriSign, Inc. 2                                          1,700          40,885
--------------------------------------------------------------------------------
WebEx Communications, Inc. 1,2                              400          13,956
--------------------------------------------------------------------------------
Websense, Inc. 2                                            900          20,547
                                                                  --------------
                                                                      2,096,968

--------------------------------------------------------------------------------
IT SERVICES--1.5%
Acxiom Corp.                                                600          15,390
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc., Cl. A 1,2               100           4,884
--------------------------------------------------------------------------------
BISYS Group, Inc. (The) 1,2                                 100           1,291
--------------------------------------------------------------------------------
Ceridian Corp. 2                                          1,300          36,374
--------------------------------------------------------------------------------
Computer Sciences Corp. 2                                 1,100          58,707
--------------------------------------------------------------------------------
Convergys Corp. 2                                         1,700          40,426
--------------------------------------------------------------------------------
CSG Systems International, Inc. 2                           600          16,038
--------------------------------------------------------------------------------
DST Systems, Inc. 2                                         400          25,052
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                            15,700         432,535

                              11 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES Continued
First Data Corp.                                         36,900   $     941,688
--------------------------------------------------------------------------------
Fiserv, Inc. 2                                              800          41,936
--------------------------------------------------------------------------------
Gartner, Inc., Cl. A 2                                      300           5,937
--------------------------------------------------------------------------------
Hewitt Associates, Inc. 2                                   100           2,575
--------------------------------------------------------------------------------
MPS Group, Inc. 2                                         1,100          15,598
--------------------------------------------------------------------------------
Paychex, Inc.                                             9,300         367,722
--------------------------------------------------------------------------------
Sabre Holdings Corp.                                      1,500          47,835
--------------------------------------------------------------------------------
Western Union Co.                                        12,600         282,492
                                                                  --------------
                                                                      2,336,480

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.5%
Xerox Corp. 2                                            48,600         823,770
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.9%
Agere Systems, Inc. 2                                     1,500          28,755
--------------------------------------------------------------------------------
Altera Corp. 2                                            2,100          41,328
--------------------------------------------------------------------------------
Amkor Technology, Inc. 1,2                                3,100          28,954
--------------------------------------------------------------------------------
Analog Devices, Inc.                                     22,600         742,862
--------------------------------------------------------------------------------
Applied Materials, Inc.                                  42,200         778,590
--------------------------------------------------------------------------------
Atmel Corp. 2                                               900           5,445
--------------------------------------------------------------------------------
Cymer, Inc. 1,2                                             700          30,765
--------------------------------------------------------------------------------
Hittite Microwave Corp. 1,2                                 500          16,160
--------------------------------------------------------------------------------
Integrated Device Technology, Inc. 2                      3,500          54,180
--------------------------------------------------------------------------------
Intel Corp.                                              93,100       1,885,275
--------------------------------------------------------------------------------
Intersil Corp., Cl. A                                     1,600          38,272
--------------------------------------------------------------------------------
Linear Technology Corp.                                   1,400          42,448
--------------------------------------------------------------------------------
LSI Logic Corp. 2                                         3,200          28,800
--------------------------------------------------------------------------------
Micrel, Inc. 1,2                                          1,700          18,326
--------------------------------------------------------------------------------
Micron Technology, Inc. 2                                17,900         249,884
--------------------------------------------------------------------------------
National Semiconductor Corp.                              2,200          49,940
--------------------------------------------------------------------------------
Novellus Systems, Inc. 2                                  1,300          44,746
--------------------------------------------------------------------------------
NVIDIA Corp. 2                                           14,800         547,748
--------------------------------------------------------------------------------
OmniVision Technologies, Inc. 1,2                         1,700          23,205
--------------------------------------------------------------------------------
Silicon Image, Inc. 1,2                                   2,300          29,256
--------------------------------------------------------------------------------
Teradyne, Inc. 1,2                                        2,600          38,896
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                  38,500       1,108,800
--------------------------------------------------------------------------------
Varian Semiconductor Equipment
Associates, Inc. 1,2                                        900          40,968
--------------------------------------------------------------------------------
Verigy Ltd. 1,2                                           2,191          38,890
                                                                  --------------
                                                                      5,912,493

--------------------------------------------------------------------------------
SOFTWARE--4.7%
Amdocs Ltd. 2                                               800          31,000
--------------------------------------------------------------------------------
BEA Systems, Inc. 2                                       6,100          76,738
--------------------------------------------------------------------------------
BMC Software, Inc. 2                                      3,000          96,600
--------------------------------------------------------------------------------
CA, Inc.                                                 12,500         283,125
--------------------------------------------------------------------------------
Cadence Design Systems, Inc. 2                            2,500          44,775

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE Continued
Check Point Software Technologies Ltd. 2                    600   $      13,152
--------------------------------------------------------------------------------
Cognos, Inc. 2                                              400          16,984
--------------------------------------------------------------------------------
Compuware Corp. 2                                         3,100          25,823
--------------------------------------------------------------------------------
Fair Isaac Corp.                                          1,500          60,975
--------------------------------------------------------------------------------
Hyperion Solutions Corp. 2                                1,000          35,940
--------------------------------------------------------------------------------
Intuit, Inc. 2                                           23,700         723,087
--------------------------------------------------------------------------------
McAfee, Inc. 2                                            1,500          42,570
--------------------------------------------------------------------------------
Mentor Graphics Corp. 1,2                                 1,700          30,651
--------------------------------------------------------------------------------
MICROS Systems, Inc. 1,2                                    400          21,080
--------------------------------------------------------------------------------
Microsoft Corp.                                          99,500       2,971,070
--------------------------------------------------------------------------------
MicroStrategy, Inc., Cl. A 1,2                              300          34,203
--------------------------------------------------------------------------------
Novell, Inc. 2                                            2,600          16,120
--------------------------------------------------------------------------------
Oracle Corp. 2                                           93,900       1,609,446
--------------------------------------------------------------------------------
Sybase, Inc. 1,2                                          1,500          37,050
--------------------------------------------------------------------------------
Symantec Corp. 2                                         45,300         944,505
--------------------------------------------------------------------------------
Synopsys, Inc. 2                                          2,800          74,844
--------------------------------------------------------------------------------
TIBCO Software, Inc. 2                                      500           4,720
                                                                  --------------
                                                                      7,194,458

--------------------------------------------------------------------------------
MATERIALS--3.7%
--------------------------------------------------------------------------------
CHEMICALS--1.3%
Air Products & Chemicals, Inc.                            2,200         154,616
--------------------------------------------------------------------------------
Albemarle Corp. 1                                           500          35,900
--------------------------------------------------------------------------------
Ashland, Inc.                                               600          41,508
--------------------------------------------------------------------------------
Dow Chemical Co. (The)                                   23,600         942,584
--------------------------------------------------------------------------------
Fuller (H.B.) Co. 1                                         700          18,074
--------------------------------------------------------------------------------
Hercules, Inc. 2                                          1,800          34,758
--------------------------------------------------------------------------------
Lubrizol Corp. (The)                                        500          25,065
--------------------------------------------------------------------------------
Lyondell Chemical Co.                                     2,300          58,811
--------------------------------------------------------------------------------
NewMarket Corp.                                             500          29,525
--------------------------------------------------------------------------------
OM Group, Inc. 2                                            600          27,168
--------------------------------------------------------------------------------
PPG Industries, Inc. 1                                    4,500         288,945
--------------------------------------------------------------------------------
Rohm & Haas Co.                                           6,400         327,168
--------------------------------------------------------------------------------
Tronox, Inc., Cl. B 1                                        91           1,437
                                                                  --------------
                                                                      1,985,559

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.0%
Eagle Materials, Inc. 1                                     900          38,907
--------------------------------------------------------------------------------
Headwaters, Inc. 1,2                                      1,300          31,148
                                                                  --------------
                                                                         70,055

--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.1%
Packaging Corp. of America                                  300           6,630
--------------------------------------------------------------------------------
Pactiv Corp. 2                                            2,200          78,518
                                                                  --------------
                                                                         85,148

                              12 | GROWTH PORTFOLIO

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING--2.3%
AK Steel Holding Corp. 1,2                                2,900   $      49,010
--------------------------------------------------------------------------------
Alcoa, Inc.                                              23,600         708,236
--------------------------------------------------------------------------------
Carpenter Technology Corp.                                  700          71,764
--------------------------------------------------------------------------------
Chaparral Steel Co.                                         700          30,989
--------------------------------------------------------------------------------
Cleveland-Cliffs, Inc. 1                                    600          29,064
--------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold,
Inc., Cl. B                                               5,700         317,661
--------------------------------------------------------------------------------
Nucor Corp.                                              15,400         841,764
--------------------------------------------------------------------------------
Oregon Steel Mills, Inc. 2                                  400          24,964
--------------------------------------------------------------------------------
Phelps Dodge Corp.                                        8,100         969,732
--------------------------------------------------------------------------------
Quanex Corp. 1                                              750          25,943
--------------------------------------------------------------------------------
Southern Copper Corp. 1                                   7,300         393,397
--------------------------------------------------------------------------------
Steel Dynamics, Inc. 1                                    1,600          51,920
--------------------------------------------------------------------------------
United States Steel Corp.                                 1,000          73,140
                                                                  --------------
                                                                      3,587,584

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.0%
Louisiana-Pacific Corp. 1                                 1,100          23,683
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.9%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.9%
AT&T, Inc.                                               55,569       1,986,592
--------------------------------------------------------------------------------
BellSouth Corp.                                          35,600       1,677,116
--------------------------------------------------------------------------------
CenturyTel, Inc.                                          1,900          82,954
--------------------------------------------------------------------------------
Citizens Communications Co.                               2,500          35,925
--------------------------------------------------------------------------------
Embarq Corp.                                                749          39,367
--------------------------------------------------------------------------------
Qwest Communications International,
Inc. 2                                                    3,600          30,132
--------------------------------------------------------------------------------
Verizon Communications, Inc.                             57,100       2,126,404
                                                                  --------------
                                                                      5,978,490

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.0%
Dobson Communications Corp., Cl. A 2                      1,500          13,065
--------------------------------------------------------------------------------
Sprint Nextel Corp.                                      75,986       1,435,376
--------------------------------------------------------------------------------
Telephone & Data Systems, Inc.                              800          43,464
                                                                  --------------
                                                                      1,491,905

--------------------------------------------------------------------------------
UTILITIES--0.6%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.1%
American Electric Power Co., Inc.                         3,500         149,030
--------------------------------------------------------------------------------
GAS UTILITIES--0.0%
ONEOK, Inc.                                               1,000          43,120

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.5%
Alliant Energy Corp.                                        200   $       7,554
--------------------------------------------------------------------------------
Avista Corp. 1                                              200           5,062
--------------------------------------------------------------------------------
CenterPoint Energy, Inc. 1                                2,200          36,476
--------------------------------------------------------------------------------
PG&E Corp.                                               13,700         648,419
                                                                  --------------
                                                                        697,511
                                                                  --------------
Total Common Stocks (Cost $134,298,383)                             152,648,867

--------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
Wachovia Corp., Dividend Equalization
Preferred Shares (Cost $0)                                2,000               5

--------------------------------------------------------------------------------
MONEY MARKET FUND--0.7%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 3,4
(Cost $1,048,972)                                     1,048,972       1,048,972

--------------------------------------------------------------------------------
Total Investments, at Value (excluding
Investments Purchased with Cash
Collateral from Securities Loaned)
(Cost $135,347,355)                                                 153,697,844

                                                      PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--3.1% 5
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--3.1%
Undivided interest of 0.12% in joint repurchase
agreement (Principal Amount/Value $4,100,000,000,
with a maturity value of $4,102,437,222) with
Nomura Securities, 5.35%, dated 12/29/06, to be
repurchased at $4,794,773 on 1/2/07,
collateralized by U.S. Agency Mortgages,
0.00%-22.12%, 3/15/14-5/1/46, with a value of
$4,182,000,000 (Cost $4,791,924)                    $ 4,791,924       4,791,924

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $140,139,279)                                       103.3%    158,489,768
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                      (3.3)     (5,008,644)
                                                    ----------------------------

NET ASSETS                                                100.0%  $ 153,481,124
                                                    ============================

                              13 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Partial or fully-loaned security. See Note 5 of accompanying Notes.

2. Non-income producing security.

3. Represents ownership of an affiliated fund, at or during the period ended
December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                        SHARES       GROSS        GROSS              SHARES
                                                             DECEMBER 31, 2005   ADDITIONS   REDUCTIONS   DECEMBER 31, 2006
---------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                  --   4,861,242    3,812,270           1,048,972

                                                                                                  VALUE            DIVIDEND
                                                                                             SEE NOTE 1              INCOME
---------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                                 $  1,048,972            $  6,074

* The money market fund and the Portfolio are affiliated by having the same investment advisor.

4. Rate shown is the 7-day yield as of December 31, 2006.

5. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 5 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              14 | GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

ASSETS
------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $139,090,307)                                       $  157,440,796
Affiliated companies (cost $1,048,972)                                                1,048,972
                                                                                 ---------------
                                                                                    158,489,768
------------------------------------------------------------------------------------------------
Cash                                                                                     10,059
------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                      1,332,870
Interest and dividends                                                                  186,967
Shares of capital stock sold                                                              4,220
Other                                                                                    10,279
                                                                                 ---------------
Total assets                                                                        160,034,163

------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                            4,791,924
------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                 1,560,480
Shares of capital stock redeemed                                                        161,213
Shareholder communications                                                                8,178
Directors' compensation                                                                   7,214
Transfer and shareholder servicing agent fees                                               849
Other                                                                                    23,181
                                                                                 ---------------
Total liabilities                                                                     6,553,039

------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $  153,481,124
                                                                                 ===============

------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                             $       68,672
------------------------------------------------------------------------------------------------
Additional paid-in capital                                                          199,608,225
------------------------------------------------------------------------------------------------
Accumulated net investment income                                                     1,774,116
------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions      (66,320,378)
------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
   liabilities denominated in foreign currencies                                     18,350,489
                                                                                 ---------------
NET ASSETS--applicable to 68,671,786 shares of capital stock outstanding         $  153,481,124
                                                                                 ===============

------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE         $         2.23

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              15 | GROWTH PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

INVESTMENT INCOME
------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                           $    2,798,553
Affiliated companies                                                                      6,074
------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                   20,892
------------------------------------------------------------------------------------------------
Interest                                                                                 19,302
                                                                                 ---------------
Total investment income                                                               2,844,821

------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------
Management fees                                                                         968,401
------------------------------------------------------------------------------------------------
Accounting service fees                                                                  15,000
------------------------------------------------------------------------------------------------
Shareholder communications                                                               11,268
------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                             9,989
------------------------------------------------------------------------------------------------
Directors' compensation                                                                   6,698
------------------------------------------------------------------------------------------------
Administration service fees                                                               1,500
------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                 832
------------------------------------------------------------------------------------------------
Other                                                                                    37,048
                                                                                 ---------------
Total expenses                                                                        1,050,736
Less waivers and reimbursements of expenses                                                (116)
                                                                                 ---------------
Net expenses                                                                          1,050,620

------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                 1,794,201

------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                          12,650,995
Foreign currency transactions                                                            43,091
                                                                                 ---------------
Net realized gain                                                                    12,694,086
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                           7,313,964
Translation of assets and liabilities denominated in foreign currencies                 (39,668)
                                                                                 ---------------
Net change in unrealized appreciation                                                 7,274,296

------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $   21,762,583
                                                                                 ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              16 | GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                          2006             2005
-------------------------------------------------------------------------------------------------------

OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $    1,794,201   $    2,050,401
-------------------------------------------------------------------------------------------------------
Net realized gain                                                          12,694,086       10,325,632
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                       7,274,296       (3,136,711)
                                                                       --------------------------------
Net increase in net assets resulting from operations                       21,762,583        9,239,322

-------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
Dividends from net investment income                                       (2,060,251)      (2,627,028)

-------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital stock transactions      (26,087,903)     (25,822,020)

-------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------
Total decrease                                                             (6,385,571)     (19,209,726)
-------------------------------------------------------------------------------------------------------
Beginning of period                                                       159,866,695      179,076,421
                                                                       --------------------------------
End of period (including accumulated net investment income of
$1,774,116 and $2,044,145, respectively)                               $  153,481,124   $  159,866,695
                                                                       ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              17 | GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                               2006            2005            2004          2003          2002
-------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    1.97       $    1.88       $    1.74     $    1.39     $    1.73
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .02 1           .02 1           .02 1         .02           .02
Net realized and unrealized gain (loss)                .27             .10             .14           .35          (.34)
                                                 ------------------------------------------------------------------------
Total from investment operations                       .29             .12             .16           .37          (.32)
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.03)           (.03)           (.02)         (.02)         (.02)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    2.23       $    1.97       $    1.88     $    1.74     $    1.39
                                                 ========================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   14.67%           6.41%           9.20%        26.81%       (18.97)%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 153,481       $ 159,867       $ 179,076     $ 187,147     $ 165,493
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 154,927       $ 165,300       $ 179,018     $ 170,217     $ 203,660
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                 1.16%           1.24%           1.39%         1.17%         0.96%
Total expenses                                        0.68% 4,5       0.68% 6,7       0.66% 6       0.67% 6       0.68% 6
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 88%             81%             78%           86%           88%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006       0.68%

5. Voluntary waiver of affiliated funds management fees less than 0.01%.

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary reimbursement of expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              18 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek high total return. The Portfolio's investment advisor is
OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00
P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on
National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the
Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price.
Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Portfolio's assets are valued. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the
Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Investments in open-end registered investment companies (including affiliated funds) are valued at that portfolio's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Portfolio's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.

                              19 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

AFFILIATED FUNDS. The Portfolio is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Portfolio invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund
("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Portfolio's investment in IMMF is included in the Statement of Investments. As a shareholder, the Portfolio is subject to its proportional share of IMMF's Class E expenses, including its management fee.
The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $  1,781,331             $  --          $  65,195,965        $  17,226,080

1. As of December 31, 2006, the Portfolio had $65,195,608 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                            EXPIRING
                            ------------------------
                            2009       $  29,873,708
                            2010          28,419,014
                            2011           6,902,886
                                       -------------
                            Total      $  65,195,608
                                       =============

2. The Portfolio had $357 of post-October foreign currency losses which were deferred.

3. During the fiscal year ended December 31, 2006, the Portfolio utilized
$12,049,367 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2005, the Portfolio utilized
$8,544,984 of capital loss carryforward to offset capital gains realized in that fiscal year.

                              20 | GROWTH PORTFOLIO

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
Accordingly, the following amounts have been reclassified for December 31, 2006.
Net assets of the Portfolio were unaffected by the reclassifications.

        REDUCTION TO                    REDUCTION TO
        ACCUMULATED NET     ACCUMULATED NET REALIZED
        INVESTMENT INCOME        LOSS ON INVESTMENTS
        --------------------------------------------
        $  3,979                            $  3,979

The tax character of distributions paid during the year ended December 31, 2006 and December 31, 2005 was as follows:

                                          YEAR ENDED          YEAR ENDED
                                   DECEMBER 31, 2006   DECEMBER 31, 2005
        ----------------------------------------------------------------
        Distributions paid from:
        Ordinary income                 $  2,060,251        $  2,627,028

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

        Federal tax cost of securities   $  141,263,688
                                         ==============

        Gross unrealized appreciation    $   18,957,351
        Gross unrealized depreciation        (1,731,271)
                                         --------------
        Net unrealized appreciation      $   17,226,080
                                         ==============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the
Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

                              21 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the
Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Portfolio's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 510 million shares of $.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                            YEAR ENDED DECEMBER 31, 2006   YEAR ENDED DECEMBER 31, 2005
                                                 SHARES           AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------

Sold                                            758,947   $    1,579,099     1,170,139   $    2,210,310
Dividends and/or distributions reinvested     1,025,000        2,060,251     1,420,015        2,627,028
Redeemed                                    (14,418,527)     (29,727,253)  (16,351,175)     (30,659,358)
                                            ------------------------------------------------------------
Net decrease                                (12,634,580)  $  (26,087,903)  (13,761,021)  $  (25,822,020)
                                            ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                          PURCHASES            SALES
             -------------------------------------------------------
             Investment securities   $  136,062,569   $  162,879,039

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of average net assets as shown in the following table:

             FEE SCHEDULE
             -------------------------------------------------------
             Up to $300 million                               0.625%
             Next $100 million                                0.500
             Over $400 million                                0.450

                              22 | GROWTH PORTFOLIO

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Portfolio pays the Manager a fee of $1,500 per year for preparing and filing the Portfolio's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The
Portfolio pays OFS a per account fee. For the year ended December 31, 2006, the
Portfolio paid $10,000 to OFS for services to the Portfolio.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The
Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF. During the year ended December 31, 2006, the Manager waived
$116 for IMMF management fees.

--------------------------------------------------------------------------------
5. SECURITIES LENDING

The Portfolio lends portfolio securities from time to time in order to earn additional income. In return, the Portfolio receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Portfolio is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Portfolio on the next business day. Cash collateral may be invested in approved investments and the Portfolio bears the risk of any loss in value of these investments. The Portfolio retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Portfolio continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Portfolio had on loan securities valued at $4,673,706, which are included in the Statement of Assets and Liabilities as
"Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $4,791,924 was received for the loans, all of which was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Portfolio's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December
15, 2006. As of December 31, 2006, the Manager has evaluated the implications of
FIN 48 and does not currently anticipate a material impact to the Portfolio's financial statements. The Manager will continue to monitor the Portfolio 's tax positions prospectively for potential future impacts.

                              23 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENTS Continued

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Portfolio) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                              24 | GROWTH PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
TOTAL RETURN PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Total
Return Portfolio (the "Portfolio"), a series of Panorama Series Fund, Inc.
including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Portfolio as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007

                           31 | TOTAL RETURN PORTFOLIO

                           8 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--60.5%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--5.6%
--------------------------------------------------------------------------------
AUTOMOBILES--0.2%
General Motors Corp.                                  15,900     $      488,448
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.2%
McDonald's Corp.                                      66,800          2,961,244
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.5%
Leggett & Platt, Inc.                                 34,600            826,940
--------------------------------------------------------------------------------
Stanley Works (The)                                    6,400            321,856
                                                                 ---------------
                                                                      1,148,796

--------------------------------------------------------------------------------
MEDIA--0.9%
Comcast Corp., Cl. A 1                                15,300            647,649
--------------------------------------------------------------------------------
DirecTV Group, Inc. (The) 1                           17,400            433,956
--------------------------------------------------------------------------------
News Corp., Inc., Cl. A                               55,100          1,183,548
                                                                 ---------------
                                                                      2,265,153

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.1%
J.C. Penney Co., Inc. (Holding Co.)                   34,300          2,653,448
--------------------------------------------------------------------------------
SPECIALTY RETAIL--1.7%
Circuit City Stores, Inc./Circuit
City Group                                            22,600            428,948
--------------------------------------------------------------------------------
Gap, Inc. (The)                                       28,800            561,600
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                 104,300          2,974,636
                                                                 ---------------
                                                                      3,965,184

--------------------------------------------------------------------------------
CONSUMER STAPLES--4.6%
--------------------------------------------------------------------------------
BEVERAGES--1.8%
Coca-Cola Co. (The)                                   14,500            699,625
--------------------------------------------------------------------------------
PepsiCo, Inc.                                         56,800          3,552,840
                                                                 ---------------
                                                                      4,252,465

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.3%
Kroger Co. (The)                                      55,600          1,282,692
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                 38,100          1,759,458
                                                                 ---------------
                                                                      3,042,150

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.0%
Archer-Daniels-Midland Co.                             1,800             57,528
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.5%
Clorox Co. (The)                                      17,200          1,103,380
--------------------------------------------------------------------------------
TOBACCO--1.0%
UST, Inc.                                             42,600          2,479,320
--------------------------------------------------------------------------------
ENERGY--4.2%
--------------------------------------------------------------------------------
OIL & GAS--4.2%
Apache Corp.                                           7,900            525,429
--------------------------------------------------------------------------------
Chevron Corp.                                         11,500            845,595
--------------------------------------------------------------------------------
ConocoPhillips                                        16,000          1,151,200
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                     32,400          2,482,812
--------------------------------------------------------------------------------
Marathon Oil Corp.                                    24,300          2,247,750

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Valero Energy Corp.                                   54,200     $    2,772,872
                                                                 ---------------
                                                                     10,025,658

--------------------------------------------------------------------------------
FINANCIALS--15.9%
--------------------------------------------------------------------------------
CAPITAL MARKETS--4.0%
E*TRADE Financial Corp. 1                            131,400          2,945,988
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                        2,600            518,310
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                        45,100          3,523,212
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                             15,900          1,480,290
--------------------------------------------------------------------------------
Schwab (Charles) Corp.                                22,400            433,216
--------------------------------------------------------------------------------
T. Rowe Price Group, Inc.                             17,100            748,467
                                                                 ---------------
                                                                      9,649,483

--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.5%
National City Corp.                                   26,900            983,464
--------------------------------------------------------------------------------
Wachovia Corp.                                        86,800          4,943,260
                                                                 ---------------
                                                                      5,926,724

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.8%
Capital One Financial Corp.                           25,500          1,958,910
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.9%
Bank of America Corp.                                103,300          5,515,187
--------------------------------------------------------------------------------
Citigroup, Inc.                                       72,800          4,054,960
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                  97,400          4,704,420
                                                                 ---------------
                                                                     14,274,567

--------------------------------------------------------------------------------
INSURANCE--2.7%
American International Group, Inc.                    13,800            988,908
--------------------------------------------------------------------------------
Chubb Corp.                                           63,300          3,349,203
--------------------------------------------------------------------------------
MetLife, Inc.                                          8,900            525,189
--------------------------------------------------------------------------------
Safeco Corp.                                          25,300          1,582,515
                                                                 ---------------
                                                                      6,445,815

--------------------------------------------------------------------------------
HEALTH CARE--6.0%
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--5.5%
Aetna, Inc.                                           13,600            587,248
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                               65,600          2,949,376
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                 26,000          1,675,180
--------------------------------------------------------------------------------
Coventry Health Care, Inc. 1                          29,800          1,491,490
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                               16,000          1,145,600
--------------------------------------------------------------------------------
Humana, Inc. 1                                        26,000          1,438,060
--------------------------------------------------------------------------------
McKesson Corp.                                        64,200          3,254,940
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                              11,400            612,522
                                                                 ---------------
                                                                     13,154,416

--------------------------------------------------------------------------------
PHARMACEUTICALS--0.5%
King Pharmaceuticals, Inc. 1                          31,600            503,072
--------------------------------------------------------------------------------
Merck & Co., Inc.                                     19,700            858,920
                                                                 ---------------
                                                                      1,361,992

                           9 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
INDUSTRIALS--8.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.3%
Boeing Co.                                             4,200     $      373,128
--------------------------------------------------------------------------------
Honeywell International, Inc.                         30,100          1,361,724
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                    800             73,656
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                49,800          3,371,460
--------------------------------------------------------------------------------
United Technologies Corp.                              6,100            381,372
                                                                 ---------------
                                                                      5,561,340

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.1%
Avery-Dennison Corp.                                  14,300            971,399
--------------------------------------------------------------------------------
Donnelley (R.R.) & Sons Co.                           29,800          1,059,092
--------------------------------------------------------------------------------
Waste Management, Inc.                                84,400          3,103,388
                                                                 ---------------
                                                                      5,133,879

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.5%
General Electric Co.                                  80,400          2,991,684
--------------------------------------------------------------------------------
Textron, Inc.                                          5,000            468,850
                                                                 ---------------
                                                                      3,460,534

--------------------------------------------------------------------------------
MACHINERY--1.0%
Dover Corp.                                           13,100            642,162
--------------------------------------------------------------------------------
Illinois Tool Works, Inc.                             40,100          1,852,219
                                                                 ---------------
                                                                      2,494,381

--------------------------------------------------------------------------------
ROAD & RAIL--1.3%
Norfolk Southern Corp.                                61,800          3,107,922
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--6.5%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.2%
Cisco Systems, Inc. 1                                 15,700            429,081
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.0%
Apple Computer, Inc. 1                                14,800          1,255,632
--------------------------------------------------------------------------------
Dell, Inc. 1                                         120,600          3,025,854
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                  130,000          5,354,700
                                                                 ---------------
                                                                      9,636,186

--------------------------------------------------------------------------------
IT SERVICES--0.2%
Computer Sciences Corp. 1                              9,300            496,341
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.6%
Altera Corp. 1                                        18,900            371,952
--------------------------------------------------------------------------------
Intel Corp.                                           51,000          1,032,750
                                                                 ---------------
                                                                      1,404,702

--------------------------------------------------------------------------------
SOFTWARE--1.5%
BMC Software, Inc. 1                                  83,700          2,695,140
--------------------------------------------------------------------------------
Microsoft Corp.                                       32,200            961,492
                                                                 ---------------
                                                                      3,656,632

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
MATERIALS--3.1%
--------------------------------------------------------------------------------
CHEMICALS--1.1%
Dow Chemical Co. (The)                                54,600     $    2,180,724
--------------------------------------------------------------------------------
Rohm & Haas Co.                                       10,300            526,536
                                                                 ---------------
                                                                      2,707,260

--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.7%
Ball Corp.                                            40,600          1,770,160
--------------------------------------------------------------------------------
METALS & MINING--1.3%
Alcoa, Inc.                                           69,500          2,085,695
--------------------------------------------------------------------------------
Phelps Dodge Corp.                                     7,900            945,788
                                                                 ---------------
                                                                      3,031,483

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.2%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.7%
AT&T, Inc.                                           167,142          5,975,327
--------------------------------------------------------------------------------
BellSouth Corp.                                       33,600          1,582,896
--------------------------------------------------------------------------------
Citizens Communications Co.                           86,900          1,248,753
                                                                 ---------------
                                                                      8,806,976

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
Sprint Nextel Corp.                                   61,500          1,161,735
--------------------------------------------------------------------------------
UTILITIES--2.2%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.3%
FirstEnergy Corp.                                     50,000          3,015,000
--------------------------------------------------------------------------------
ENERGY TRADERS--0.9%
TXU Corp.                                             39,700          2,152,137
                                                                 ---------------
Total Common Stocks (Cost $131,185,411)                             145,240,430

                                                   PRINCIPAL
                                                      AMOUNT
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--3.8%
--------------------------------------------------------------------------------
Ace Securities Corp. Home Equity
Loan Trust, Asset-Backed
Pass-Through Certificates, Series
2005-HE7, Cl. A2B, 5.53%, 11/25/35 2             $   230,000            230,225
--------------------------------------------------------------------------------
Argent Securities Trust 2004-W8,
Asset-Backed Pass-Through
Certificates, Series 2004-W8,
Cl. A2, 5.83%, 5/25/34 2                             770,000            772,747
--------------------------------------------------------------------------------
Argent Securities Trust 2006-W5,
Asset-Backed Pass-Through
Certificates, Series 2006-W5, Cl.
A2B, 5.45%, 5/26/36 2                                310,000            310,237
--------------------------------------------------------------------------------
Capital Auto Receivables Asset
Trust 2004-2, Automobile
Asset-Backed Securities, Series
2004-2, Cl. A3, 3.58%, 1/15/09                       530,000            524,270
--------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2005-D, Asset-Backed Certificates,
Series 2005-D, Cl. AV2, 5.62%,
10/25/35 2                                           440,000            440,443

                           10 | TOTAL RETURN PORTFOLIO

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2006-A, Asset-Backed Certificates,
Series 2006-A, Cl. AV2, 5.45%,
5/16/36 2                                        $   380,000     $      380,294
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust,
Credit Card Receivable Nts., Series
2003-C4, Cl. C4, 5%, 6/10/15                          70,000             68,117
--------------------------------------------------------------------------------
Consumer Credit Reference Index
Securities Program, Credit Card
Asset-Backed Certificates, Series
2002-B, Cl. FX, 10.421%, 3/22/07 3                   500,000            503,779
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2002-4, Asset-Backed
Certificates, Series 2002-4, Cl. A1,
5.72%, 2/25/33 2                                       8,112              8,122
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-16, Asset-Backed
Certificates, Series 2005-16, Cl.
2AF2, 5.382%, 5/25/36 2                              160,000            159,470
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-17, Asset-Backed
Certificates:
Series 2005-17, Cl. 1AF1, 5.55%,
5/25/36 2                                            179,642            179,845
Series 2005-17, Cl. 1AF2, 5.363%,
5/25/36 2                                            110,000            109,607
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2005-FF10, Mtg. Pass-Through
Certificates, Series 2005-FF10,
Cl. A3, 5.56%, 11/25/35 2                            660,000            660,654
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3,
5.41%, 7/25/36 2                                     290,000            290,185
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF5, Mtg. Pass-Through
Certificates, Series 2006-FF5, Cl.
2A1, 5.40%, 5/15/36 2                                168,459            168,576
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl.
2A2, 5.43%, 7/7/36 2                                 150,000            150,096
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates, Series 2005-A, Cl. A3,
3.48%, 11/17/08                                      206,621            205,463
--------------------------------------------------------------------------------
Household Home Equity Loan Trust,
Home Equity Loan Pass-Through
Certificates, Series 2005-3, Cl. A1,
5.61%, 1/20/35 2                                     213,074            213,419

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Lehman XS Trust, Mtg.
Pass-Through Certificates:
Series 2005-10, Cl. 2A3B, 5.55%,
1/25/36                                          $   229,279     $      227,505
Series 2005-2, Cl. 2A1B, 5.18%,
8/25/35 2                                            261,847            261,274
--------------------------------------------------------------------------------
Litigation Settlement Monetized
Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%,
4/25/31 4                                            979,671          1,000,058
--------------------------------------------------------------------------------
MBNA Credit Card Master Note
Trust, Credit Card Receivables,
Series 2003-C7, Cl. C7, 6.70%,
3/15/16 2                                            690,000            732,311
--------------------------------------------------------------------------------
Morgan Stanley ABS Capital I, Mtg.
Pass-Through Certificates, Series
2005-WMC6, Cl. A2B, 5.61%,
7/25/35 2                                            190,000            190,366
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2004-5, Mtg.
Pass-Through Certificates, Series
2004-5, Cl. AF2, 3.735%, 11/10/34 2                    9,508              9,480
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2005-1, Mtg.
Pass-Through Certificates, Series
2005-1, Cl. AF2, 3.914%, 5/25/35 2                    30,999             30,893
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2005-2, Mtg.
Pass-Through Certificates, Series
2005-2, Cl. AF2, 4.415%, 4/25/35 2                   170,000            168,399
--------------------------------------------------------------------------------
RAMP Series 2004-RS7 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2004-RS7, Cl.
AI32, 4.45%, 7/25/28                                 240,035            238,362
--------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-RS4, Cl. A1,
5.43%, 7/25/36 2                                     157,609            157,721
--------------------------------------------------------------------------------
Structured Asset Investment Loan
Trust, Mtg. Pass-Through
Certificates, Series 2006-2, Cl. A1,
5.41%, 4/25/36 2                                     156,025            156,133
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Mtg. Pass-Through Certificates:
Series 2003-25XS, Cl. A4, 4.51%,
8/25/33                                               12,375             12,298
Series 2005-4XS, Cl. 3A1, 5.18%,
3/26/35                                              334,477            333,662

                           11 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Wells Fargo Home Equity
Asset-Backed Securities 2006-2
Trust, Home Equity Asset-Backed
Certificates, Series 2006-2, Cl. A2,
5.59%, 7/25/36 2                                 $   300,000     $      300,192
                                                                 ---------------
Total Asset-Backed Securities
(Cost $9,182,129)                                                     9,194,203

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--25.8%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--22.3%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--22.1%
Federal Home Loan Mortgage Corp.:
4.50%, 10/1/18-5/1/19                              1,902,329          1,837,297
5%, 8/1/33                                         1,098,621          1,062,257
5%, 1/1/37 5                                          29,000             27,985
6.50%, 4/1/18-4/1/34                                 342,925            351,294
7%, 5/1/30-1/1/34                                  2,100,236          2,160,303
8%, 4/1/16                                           155,873            164,917
9%, 8/1/22-5/1/25                                     48,484             51,935
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 2006-11, Cl. PS, 5.06%,
3/25/36 2                                            176,207            175,003
Series 2043, Cl. ZP, 6.50%, 4/15/28                  301,996            308,707
Series 2055, Cl. ZM, 6.50%, 5/15/28                  197,639            200,752
Series 2080, Cl. Z, 6.50%, 8/15/28                   128,529            130,606
Series 2387, Cl. PD, 6%, 4/15/30                      69,986             70,041
Series 2461, Cl. PZ, 6.50%, 6/15/32                  305,227            318,027
Series 2500, Cl. FD, 5.85%, 3/15/32 2                 61,130             61,751
Series 2526, Cl. FE, 5.75%, 6/15/29 2                 91,356             92,364
Series 2551, Cl. FD, 5.75%, 1/15/33 2                 70,941             71,624
Series 3025, Cl. SJ, 5.133%, 8/15/35 2                35,699             35,891
Series 3153, Cl. FJ, 5.73%, 5/15/36 2                177,453            178,202
Series 2080, Cl. C, 6.50%, 8/15/28                   185,233            189,212
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 12.035%, 6/1/26 6                137,464             29,349
Series 183, Cl. IO, 8.654%, 4/1/27 6                 208,347             45,986
Series 184, Cl. IO, 14.255%, 12/1/26 6               225,649             47,914
Series 192, Cl. IO, 11.884%, 2/1/28 6                 58,147             12,872
Series 200, Cl. IO, 10.64%, 1/1/29 6                  69,375             14,752
Series 2003-118, Cl. S, 7.949%,
12/25/33 6                                           869,884            107,551
Series 2005-87, Cl. SG, 9.386%,
10/25/35 6                                         1,368,936             74,936
Series 2130, Cl. SC, (4.254)%, 3/15/29 6             161,333             11,441
Series 2796, Cl. SD, (0.478)%, 7/15/26 6             237,231             17,188

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security: Continued
Series 2920, Cl. S, (4.226)%, 1/15/35 6          $ 1,009,924     $       47,066
Series 3000, Cl. SE, (4.716)%, 7/15/25 6           1,170,179             41,178
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 4.703%,
6/1/26 7                                              56,280             45,908
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/1/18-12/1/20                              2,660,302          2,573,435
5%, 12/1/17-3/1/34                                 5,453,421          5,347,517
5%, 1/1/22-1/1/37 5                                6,561,000          6,365,548
5.50%, 3/1/33-1/1/34                               2,698,692          2,672,025
5.50%, 1/1/22-1/1/37 5                             3,505,000          3,482,477
6%, 5/1/29-11/1/33                                 2,318,064          2,341,165
6%, 1/1/22-3/1/33 5                                5,584,067          5,648,823
6.50%, 5/1/17-11/1/31                              3,345,454          3,433,542
7%, 11/1/17-10/1/35                                  740,618            763,091
7.50%, 5/1/07-3/1/33                               1,212,576          1,265,404
8.50%, 7/1/32                                         10,608             11,423
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
Grantor Trust, CMO, Trust 2002-T1,
Cl. A2, 7%, 11/25/31                                 355,182            365,459
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28                  175,174            177,424
Trust 1992-15, Cl. KZ, 7%, 2/25/22                   285,991            288,580
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                 350,278            360,006
Trust 2001-50, Cl. NE, 6%, 8/25/30                    37,519             37,507
Trust 2001-51, Cl. OD, 6.50%, 10/25/31               468,839            479,152
Trust 2001-70, Cl. LR, 6%, 9/25/30                    70,129             70,143
Trust 2001-72, Cl. NH, 6%, 4/25/30                    14,336             14,363
Trust 2001-74, Cl. PD, 6%, 5/25/30                     9,434              9,412
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32                165,122            169,862
Trust 2002-56, Cl. KW, 6%, 4/25/23                   550,000            554,841
Trust 2002-77, Cl. WF, 5.75%, 12/18/32 2             103,946            104,736
Trust 2002-9, Cl. PC, 6%, 3/25/17                    391,712            397,041
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                662,000            652,007
Trust 2004-101, Cl. BG, 5%, 1/25/20                  452,000            440,886
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25              270,000            260,118
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                250,000            245,334
Trust 2006-24, Cl. DB, 5.50%, 4/25/26                970,000            965,684
Trust 2006-44, Cl. OA, 5.50%, 12/25/26               740,000            741,862
Trust 2006-46, Cl. SW, 4.583%, 6/25/36 2             135,701            132,033
Trust 2006-50, Cl. KS, 4.583%, 6/25/36 2             155,968            150,791
Trust 2006-50, Cl. SA, 4.583%, 6/25/36 2              72,924             70,538
Trust 2006-50, Cl. SK, 4.583%, 6/25/36 2             567,638            548,584
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                995,595            996,956
Trust 2006-64, Cl. MD, 5.50%, 7/25/36                444,000            432,894

                           12 | TOTAL RETURN PORTFOLIO

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 1993-223, Cl. PM, (1.24)%,
10/25/23 6                                       $   160,298     $       12,599
Trust 2001-65, Cl. S, 7.004%,
11/25/31 6                                           522,569             50,171
Trust 2001-81, Cl. S, (0.046)%,
1/25/32 6                                            123,507             11,598
Trust 2002-47, Cl. NS, (1.251)%,
4/25/32 6                                            285,312             26,995
Trust 2002-51, Cl. S, (1.134)%,
8/25/32 6                                            261,985             24,769
Trust 2002-52, Cl. SD, (2.64)%,
9/25/32 6                                            311,133             25,309
Trust 2002-77, Cl. SH, 0.153%,
12/18/32 6                                           149,166             13,763
Trust 2002-84, Cl. SA, 6.972%,
12/25/32 6                                           453,045             46,608
Trust 2003-33, Cl. SP, 9.233%,
5/25/33 6                                            483,513             60,561
Trust 2003-4, Cl. S, 6.753%, 2/25/33 6               294,619             30,942
Trust 2004-54, Cl. DS, (6.639)%,
11/25/30 6                                           245,570             14,710
Trust 2005-19, Cl. SA, (3.159)%,
3/25/35 6                                          2,576,643            131,613
Trust 2005-40, Cl. SA, (3.22)%,
5/25/35 6                                            580,316             28,402
Trust 2005-6, Cl. SE, (3.646)%,
2/25/35 6                                            724,144             36,902
Trust 2005-71, Cl. SA, 3.302%,
8/25/25 6                                            733,187             42,652
Trust 2006-119, Cl. MS, 8.197%,
12/25/36 6                                           812,063             44,694
Trust 2006-33, Cl. SP, 11.645%,
5/25/36 6                                          1,413,315            123,338
Trust 222, Cl. 2, 12.203%, 6/1/23 6                  459,266             97,515
Trust 240, Cl. 2, 14.655%, 9/1/23 6                  535,389            120,113
Trust 252, Cl. 2, 9.293%, 11/1/23 6                  354,672             81,677
Trust 273, Cl. 2, 11.97%, 8/1/26 6                   101,259             21,581
Trust 319, Cl. 2, 9.949%, 2/1/32 6                   104,393             24,015
Trust 321, Cl. 2, 4.965%, 4/1/32 6                 1,189,354            273,475
Trust 322, Cl. 2, 12.469%, 4/1/32 6                  419,682             93,814
Trust 329, Cl. 2, 8.358%, 1/1/33 6                   468,927            108,884
Trust 331, Cl. 9, 8.274%, 2/1/33 6                   297,461             72,538
Trust 334, Cl. 17, 16.631%, 2/1/33 6                 191,440             44,335
Trust 340, Cl. 2, 7.032%, 9/1/33 6                    60,617             14,619
Trust 342, Cl. 2, 9.01%, 9/1/33 6                    439,957             99,973
Trust 344, Cl. 2, 4.972%, 12/1/33 6                1,104,732            250,518
Trust 346, Cl. 2, 11.437%, 12/1/33 6                 561,154            129,662
Trust 362, Cl. 12, 5.435%, 8/1/35 6                  534,803            112,908
Trust 362, Cl. 13, 5.442%, 8/1/35 6                  296,767             62,798

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Principal-Only Stripped
Mtg.-Backed Security:
Trust 1993-184, Cl. M, 5.671%,
9/25/23 7                                        $   140,907     $      114,549
Trust 340, Cl. 1, 5.532%, 9/1/33 7                    60,617             44,300
                                                                 ---------------
                                                                     53,047,872

--------------------------------------------------------------------------------
GNMA/GUARANTEED--0.2%
Government National
Mortgage Assn.:
7%, 11/15/08-1/15/24                                 151,577            156,007
7.50%, 1/15/09-6/15/24                               239,151            248,070
8%, 5/15/17                                           75,010             79,105
8.50%, 8/15/17-12/15/17                               64,139             68,396
--------------------------------------------------------------------------------
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, (5.039)%,
1/16/27 6                                            268,061             18,087
Series 2002-15, Cl. SM, (8.305)%,
2/16/32 6                                            297,132             19,521
Series 2002-76, Cl. SY, (4.851)%,
12/16/26 6                                           611,297             42,734
Series 2004-11, Cl. SM, (7.941)%,
1/17/30 6                                            214,940             15,196
                                                                 ---------------
                                                                        647,116

--------------------------------------------------------------------------------
NON-AGENCY--3.5%
--------------------------------------------------------------------------------
COMMERCIAL--2.9%
Banc of America Commercial
Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates,
Series 2005-3, Cl. A2, 4.501%, 7/10/43               490,000            478,894
--------------------------------------------------------------------------------
Banc of America Funding Corp.,
CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32               385,258            390,503
--------------------------------------------------------------------------------
Banc of America Mortgage
Securities, Inc., CMO Pass-Through
Certificates, Series 2004-8, Cl. 5A1,
6.50%, 5/25/32                                       308,332            311,126
--------------------------------------------------------------------------------
Deutsche Alt-A Securities
Mortgage Loan Trust, Mtg.
Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%,
6/25/36                                              508,902            507,976
Series 2006-AB3, Cl. A7, 6.36%,
4/25/08                                              149,437            149,479
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%,
7/10/39                                              320,000            314,222
Series 2005-C3, Cl. A2, 4.853%,
7/10/45                                              280,000            276,870

                           13 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL Continued
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg.
Pass-Through Certificates, Series
1997-C1, Cl. A3, 6.869%, 7/15/29                 $    99,060     $       99,440
--------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%,
8/10/42                                              340,000            331,205
Series 2005-GG5, Cl. A2, 5.117%,
4/10/37                                              300,000            299,121
--------------------------------------------------------------------------------
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP2, Cl. A2, 4.575%,
7/15/42                                              120,000            117,567
Series 2005-LDP4, Cl. A2, 4.79%,
10/15/42                                             400,000            394,182
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage
Trust, Commercial Mtg.
Pass-Through Certificates, Series
2005-C5, Cl. A2, 4.885%, 9/15/30                     340,000            336,935
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust,
CMO Pass-Through Certificates:
Series 2004-9, Cl. A3, 4.70%, 8/25/34 2              602,621            597,844
Series 2004-6, Cl. 10A1, 6%, 7/25/34                 448,365            446,392
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG
2000-C1, Cl. A2, 7.306%, 10/6/15                     251,000            270,362
--------------------------------------------------------------------------------
RALI Series 2003-QS1 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2003-QS1, Cl.
A2, 5.75%, 1/25/33                                   236,067            235,028
--------------------------------------------------------------------------------
RALI Series 2006-QS5 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-QS5, Cl.
2A2, 6%, 4/25/08                                     588,130            587,075
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2005-C17,
Commercial Mtg. Obligations,
Series 2005-C17, Cl. A2, 4.782%,
3/15/42                                              590,000            582,282
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2006-C29,
Commercial Asset-Backed
Securities, Series 2006-C29, Cl. A2,
5.272%, 11/15/48                                      84,000             83,932
--------------------------------------------------------------------------------
WAMU Mortgage Pass-Through
Certificates Series 2005-AR5 Trust,
Series 2005-AR5, Cl. A1, 4.673%,
5/25/35 2                                            196,762            196,352
                                                                 ---------------
                                                                      7,006,787

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
RESIDENTIAL--0.6%
Countrywide Alternative Loan
Trust, CMO:
Series 2005-J1, Cl. 3A1, 6.50%,
8/25/32                                          $   681,754     $      689,211
Series 2005-J3, Cl. 3A1, 6.50%,
9/25/34                                              607,162            617,518
                                                                 ---------------
                                                                      1,306,729
                                                                 ---------------

Total Mortgage-Backed Obligations
(Cost $62,337,242)                                                   62,008,504

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--0.8%
--------------------------------------------------------------------------------
Fannie Mae Unsec. Nts., 3.69%,
10/5/07 8                                            435,000            417,980
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp. Unsec. Nts., 5.25%, 7/18/11                    220,000            222,856
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
Unsec. Nts.:
5%, 10/15/11                                         900,000            902,944
6%, 5/15/11 9                                        350,000            364,781
--------------------------------------------------------------------------------
U.S. Treasury Bonds, 8.875%, 8/15/17                  51,000             68,240
                                                                 ---------------
Total U.S. Government Obligations
(Cost $1,981,700)                                                     1,976,801

--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--14.8%
--------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec.
Debs., 5/1/31                                        395,000            402,647
--------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 5.20%
Nts., 8/15/15 3                                      500,000            477,081
--------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual
Bonds 10                                             500,000            492,035
--------------------------------------------------------------------------------
Beazer Homes USA, Inc., 6.875%
Sr. Unsec. Nts., 7/15/15                             275,000            270,875
--------------------------------------------------------------------------------
British Sky Broadcasting Group plc,
8.20% Sr. Unsec. Nts., 7/15/09                       295,000            314,295
--------------------------------------------------------------------------------
Bunge Ltd. Finance Corp., 4.375%
Unsec. Nts., 12/15/08                                140,000            137,112
--------------------------------------------------------------------------------
Caesars Entertainment, Inc., 7.50%
Sr. Unsec. Nts., 9/1/09                              535,000            555,489
--------------------------------------------------------------------------------
CenterPoint Energy, Inc., 7.25% Sr.
Nts., Series B, 9/1/10                               660,000            695,949
--------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr.
Unsec. Nts., 11/1/08                                 370,000            384,836
--------------------------------------------------------------------------------
CIT Group, Inc., 5.40% Sr. Nts.,
3/7/13                                               480,000            476,996
--------------------------------------------------------------------------------
Citigroup, Inc., 6.125% Sub. Nts.,
8/25/36                                              190,000            198,536
--------------------------------------------------------------------------------
Clear Channel Communications,
Inc., 6.25% Nts., 3/15/11                            325,000            316,126
--------------------------------------------------------------------------------
Comcast Corp., 6.45% Unsec. Nts.,
3/15/37                                              565,000            567,180

                           14 | TOTAL RETURN PORTFOLIO

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
D.R. Horton, Inc.:
5.375% Sr. Unsec. Nts., 6/15/12                  $   290,000     $      280,814
6.125% Nts., 1/15/14                                 245,000            243,609
--------------------------------------------------------------------------------
DaimlerChrysler North America
Holding Corp., 7.30% Nts., 1/15/12                   470,000            499,442
--------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub.
Debs., 4/15/31                                       290,000            345,768
--------------------------------------------------------------------------------
Duke Energy Field Services Corp.,
6.875% Sr. Unsec. Nts., 2/1/11                       330,000            345,370
--------------------------------------------------------------------------------
Earthgrains Co. (The), 6.50% Nts.,
4/15/09                                              140,000            142,458
--------------------------------------------------------------------------------
Eastman Kodak Co., 3.625% Nts.,
Series A, 5/15/08                                     58,000             56,203
--------------------------------------------------------------------------------
EchoStar DBS Corp., 5.75% Sr.
Unsec. Nts., 10/1/08                                 395,000            394,506
--------------------------------------------------------------------------------
El Paso Corp.:
6.50% Sr. Unsec. Nts., 6/1/08                         95,000             96,306
7.625% Sr. Unsec. Nts., 9/1/08                       350,000            362,250
--------------------------------------------------------------------------------
Enbridge Energy Partners LP, 5.95%
Sr. Unsec. Nts., Series B, 6/1/33                    120,000            111,145
--------------------------------------------------------------------------------
Energy Transfer Partners LP:
5.65% Sr. Unsec. Unsub. Nts., 8/1/12                  90,000             89,727
6.625% Sr. Nts., 10/15/36                            190,000            196,282
--------------------------------------------------------------------------------
Enterprise Products Operating LP,
7.50% Sr. Unsec. Unsub. Nts., 2/1/11                 440,000            469,645
--------------------------------------------------------------------------------
EOP Operating LP, 8.10% Unsec.
Nts., 8/1/10                                         600,000            661,634
--------------------------------------------------------------------------------
Federated Department Stores, Inc.,
6.625% Sr. Unsec. Nts., 9/1/08                       335,000            340,580
--------------------------------------------------------------------------------
FirstEnergy Corp., 7.375% Sr. Unsub.
Nts., Series C, 11/15/31                             185,000            211,325
--------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75% Sr.
Unsec. Nts., 9/15/10 3                               910,000            968,816
--------------------------------------------------------------------------------
Gap, Inc. (The):
6.90% Nts., 9/15/07                                  335,000            337,376
9.445% Unsub. Nts., 12/15/08 2                        69,000             73,694
--------------------------------------------------------------------------------
General Motors Acceptance Corp.,
8% Bonds, 11/1/31                                    405,000            466,317
--------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The),
6.345% Sub. Bonds, 2/15/34                           485,000            492,534
--------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual
Bonds, Series A 3,10                                 500,000            498,261
--------------------------------------------------------------------------------
HCA, Inc., 8.75% Sr. Nts., 9/1/10                    485,000            506,825
--------------------------------------------------------------------------------
Heinz (H.J.) Co., 6.428% Bonds,
12/1/08 3                                             65,000             66,189
--------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr. Unsec.
Nts., 2/15/11                                        350,000            377,125
--------------------------------------------------------------------------------
HSBC Finance Capital Trust IX,
5.911% Nts., 11/30/35 2                              700,000            704,669

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Hyatt Equities LLC, 6.875% Nts.,
6/15/07 3                                        $   470,000     $      472,005
--------------------------------------------------------------------------------
Hyundai Motor Manufacturing
Alabama LLC, 5.30% Sr. Unsec.
Nts., 12/19/08 3                                     280,000            278,232
--------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375%
Sr. Sec. Nts., 11/14/08 2                            265,000            276,263
--------------------------------------------------------------------------------
iStar Financial, Inc., 5.15% Sr. Unsec.
Nts., 3/1/12                                         480,000            467,338
--------------------------------------------------------------------------------
J.C. Penney Co., Inc., 9% Nts., 8/1/12               120,000            137,366
--------------------------------------------------------------------------------
JPMorgan Chase & Co., 5.15% Sub.
Nts., 10/1/15                                        480,000            471,848
--------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc.,
6.50% Sr. Nts., 1/15/14                              415,000            404,625
--------------------------------------------------------------------------------
Kaneb Pipe Line Operating
Partnership LP:
5.875% Sr. Unsec. Nts., 6/1/13                        75,000             75,319
7.75% Sr. Unsec. Nts., 2/15/12                        45,000             49,096
--------------------------------------------------------------------------------
KB Home, 5.75% Sr. Unsec. Unsub.
Nts., 2/1/14                                         335,000            309,959
--------------------------------------------------------------------------------
Kinder Morgan Energy Partners
LP, 7.30% Sr. Unsec. Nts., 8/15/33                   435,000            473,185
--------------------------------------------------------------------------------
Kroger Co. (The), 5.50% Unsec.
Unsub. Nts., 2/1/13                                  500,000            495,232
--------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec.
Nts., 3/1/09                                         440,000            458,297
--------------------------------------------------------------------------------
Liberty Media Corp., 7.875% Sr.
Nts., 7/15/09                                        125,000            130,978
--------------------------------------------------------------------------------
Limited Brands, Inc., 6.125% Sr.
Unsec. Nts., 12/1/12                                 485,000            490,911
--------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.:
5.875% Sr. Unsec. Bonds, 8/1/33                      315,000            287,822
7.125% Sr. Unsec. Nts., 6/15/09                      275,000            284,335
--------------------------------------------------------------------------------
May Department Stores Co., 7.90%
Unsec. Debs., 10/15/07                               180,000            182,724
--------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub.
Nts., 12/1/34                                        500,000            477,544
--------------------------------------------------------------------------------
MeadWestvaco Corp., 6.85% Unsec.
Unsub. Nts., 4/1/12                                  460,000            482,569
--------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec. Nts.,
10/1/09                                              475,000            476,188
--------------------------------------------------------------------------------
Mission Energy Holding Co., 13.50%
Sr. Sec. Nts., 7/15/08                               420,000            465,150
--------------------------------------------------------------------------------
Monongahela Power Co., 7.36%
Unsec. Nts., Series A, 1/15/10                       305,000            319,737
--------------------------------------------------------------------------------
Morgan Stanley, 4.75% Sub. Nts.,
4/1/14                                               490,000            469,208
--------------------------------------------------------------------------------
NCR Corp., 7.125% Sr. Unsec.
Unsub. Nts., 6/15/09                                  45,000             46,177

                           15 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr.
Unsec. Nts., 11/15/10                            $   648,000     $      699,686
--------------------------------------------------------------------------------
ONEOK Partners LP:
7.10% Sr. Unsec. Nts., 3/15/11                        65,000             68,397
6.65% Nts., 10/1/36                                  230,000            236,022
--------------------------------------------------------------------------------
Pemex Project Funding Master
Trust, 7.875% Unsec. Unsub. Nts.,
2/1/09                                               445,000            467,473
--------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman
SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 3              644,778            634,947
--------------------------------------------------------------------------------
PF Export Receivables Master Trust,
3.748% Sr. Nts., Series B, 6/1/13 3                  178,812            167,703
--------------------------------------------------------------------------------
Popular North America, Inc., 4.70%
Nts., 6/30/09                                        620,000            607,273
--------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695%
Bonds, Series C, 12/18/23 3                          510,000            625,102
--------------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25                                   500,000            629,370
--------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts.,
11/16/07                                             380,000            379,277
--------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts.,
7/15/09                                              480,000            472,938
--------------------------------------------------------------------------------
Qwest Corp., 5.625% Unsec. Nts.,
11/15/08                                              59,000             59,369
--------------------------------------------------------------------------------
R.J. Reynolds Tobacco Holdings, Inc.,
6.50% Unsec. Nts., 6/1/07                             10,000             10,063
--------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 4.625%
Nts., 6/15/12                                        210,000            200,811
--------------------------------------------------------------------------------
Reynolds American, Inc., 6.50% Sr.
Sec. Nts., 6/1/07                                    299,000            300,897
--------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 7% Sr.
Unsec. Unsub. Nts., 10/15/07                         132,000            133,858
--------------------------------------------------------------------------------
Safeway, Inc., 6.50% Sr. Unsec. Nts.,
3/1/11                                               695,000            719,672
--------------------------------------------------------------------------------
Sara Lee Corp., 2.75% Unsec. Nts.,
6/15/08                                              200,000            192,239
--------------------------------------------------------------------------------
Telecom Italia Capital SpA:
4% Sr. Unsec. Nts., 11/15/08                         235,000            228,957
4% Unsec. Unsub. Nts., 1/15/10                       255,000            243,668
--------------------------------------------------------------------------------
Telefonos de Mexico SA de CV,
4.50% Nts., 11/19/08                                 480,000            473,742

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Telus Corp., 8% Nts., 6/1/11                     $   425,000     $      465,187
--------------------------------------------------------------------------------
TEPPCO Partners LP:
6.125% Nts., 2/1/13                                  215,000            215,290
7.625% Sr. Unsec. Nts., 2/15/12                       65,000             69,964
--------------------------------------------------------------------------------
Time Warner Entertainment Co. LP,
8.375% Sr. Nts., 7/15/33                             390,000            472,751
--------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E,
10/6/08                                              265,000            262,418
--------------------------------------------------------------------------------
TXU Energy Co., 6.125% Nts.,
3/15/08                                              335,000            337,206
--------------------------------------------------------------------------------
Univision Communications, Inc.:
3.50% Sr. Unsec. Nts., 10/15/07                      300,000            293,590
3.875% Sr. Unsec. Nts., 10/15/08                     140,000            133,584
--------------------------------------------------------------------------------
Valero Logistics Operations LP,
6.05% Nts., 3/15/13                                  335,000            337,901
--------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec.
Unsub. Nts., 6/15/07                                 520,000            519,712
--------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec.
Nts., 8/1/09                                         390,000            405,059
--------------------------------------------------------------------------------
Williams Cos., Inc. Credit Linked
Certificate Trust (The), 6.75% Nts.,
4/15/09 4                                            465,000            475,463
--------------------------------------------------------------------------------
Xerox Corp., 9.75% Sr. Unsec. Nts.,
1/15/09                                              440,000            477,400
--------------------------------------------------------------------------------
Yum! Brands, Inc., 7.70% Sr. Nts.,
7/1/12                                               325,000            355,682
                                                                 ---------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $35,047,754)                                   35,482,806

                                                      SHARES
--------------------------------------------------------------------------------
MONEY MARKET FUND--0.5%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 11,12
(Cost $1,051,398)                                  1,051,398          1,051,398

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $240,785,634)                                    106.2%       254,954,142
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                         (6.2)       (14,839,771)
                                                 -------------------------------
NET ASSETS                                             100.0%    $  240,114,371
                                                 ===============================

                           16 | TOTAL RETURN PORTFOLIO

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Directors. These securities amount to $4,692,115 or 1.95% of the Portfolio's net assets as of December 31, 2006.

4. Illiquid security. The aggregate value of illiquid securities as of December
31, 2006 was $1,475,521, which represents 0.61% of the Portfolio's net assets.
See Note 7 of accompanying Notes.

5. When-issued security or forward commitment to be delivered and settled after
December 31, 2006. See Note 1 of accompanying Notes.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,879,822 or 1.20% of the Portfolio's net assets as of December 31, 2006.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
These securities amount to $204,757 or 0.09% of the Portfolio's net assets as of
December 31, 2006.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $192,813. See Note 5 of accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Represents ownership of an affiliated fund, at or during the period ended
December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                          SHARES          GROSS           GROSS               SHARES
                                                               DECEMBER 31, 2005      ADDITIONS      REDUCTIONS    DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                    --     17,703,099      16,651,701            1,051,398

                                                                                                          VALUE             DIVIDEND
                                                                                                     SEE NOTE 1               INCOME
------------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                                           $1,051,398              $11,477

* The money market fund and the Portfolio are affiliated by having the same investment advisor.

12. Rate shown is the 7-day yield as of December 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           17 | TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $239,734,236)                                                 $ 253,902,744
Affiliated companies (cost $1,051,398)                                                         1,051,398
                                                                                           --------------
                                                                                             254,954,142
---------------------------------------------------------------------------------------------------------
Cash                                                                                              50,168
---------------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                        104,452
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $1,851,016 sold on a when-issued basis or
  forward commitment)                                                                          2,719,385
Interest, dividends and principal paydowns                                                     1,103,315
Shares of capital stock sold                                                                       5,073
Futures margins                                                                                    5,017
Other                                                                                             12,673
                                                                                           --------------
Total assets                                                                                 258,954,225

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                         89,854
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $17,500,991 purchased on a when-issued basis or
  forward commitment)                                                                         18,501,043
Shares of capital stock redeemed                                                                 197,002
Shareholder communications                                                                         9,394
Directors' compensation                                                                            9,306
Transfer and shareholder servicing agent fees                                                        849
Other                                                                                             32,406
                                                                                           --------------
Total liabilities                                                                             18,839,854

---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 $ 240,114,371
                                                                                           ==============

---------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                       $     161,052
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                   320,249,696
---------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                              6,965,417
---------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions              (101,456,768)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                    14,194,974
                                                                                           --------------
NET ASSETS--applicable to 161,052,277 shares of capital
stock outstanding                                                                          $ 240,114,371
                                                                                           ==============

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND
OFFERING PRICE PER SHARE                                                                   $        1.49

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           18 | TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Interest                                                                                   $   5,199,908
---------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                                         3,184,486
Affiliated companies                                                                              11,477
                                                                                           --------------
Total investment income                                                                        8,395,871

---------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------
Management fees                                                                                1,545,366
---------------------------------------------------------------------------------------------------------
Accounting service fees                                                                           15,000
---------------------------------------------------------------------------------------------------------
Shareholder communications                                                                        14,633
---------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                      9,989
---------------------------------------------------------------------------------------------------------
Directors' compensation                                                                            8,195
---------------------------------------------------------------------------------------------------------
Administration service fees                                                                        1,500
---------------------------------------------------------------------------------------------------------
Other                                                                                             27,475
                                                                                           --------------
Total expenses                                                                                 1,622,158
Less waivers and reimbursements of expenses                                                         (217)
                                                                                           --------------
Net expenses                                                                                   1,621,941

---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                          6,773,930

---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                                   17,572,085
Closing and expiration of futures contracts                                                      226,879
Foreign currency transactions                                                                      3,245
Swap contracts                                                                                    60,290
                                                                                           --------------
Net realized gain                                                                             17,862,499
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                    2,959,956
Futures contracts                                                                                (91,114)
Swap contracts                                                                                     8,553
                                                                                           --------------
Net change in unrealized appreciation                                                          2,877,395

---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $  27,513,824
                                                                                           ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           19 | TOTAL RETURN PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                            2006             2005
---------------------------------------------------------------------------------------------------------

OPERATIONS
---------------------------------------------------------------------------------------------------------
Net investment income                                                     $   6,773,930    $   6,492,811
---------------------------------------------------------------------------------------------------------
Net realized gain                                                            17,862,499       12,328,226
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                         2,877,395       (6,934,081)
                                                                          -------------------------------
Net increase in net assets resulting from operations                         27,513,824       11,886,956

---------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
Dividends from net investment income                                         (6,781,966)      (7,041,519)

---------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
---------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital stock transactions        (41,351,454)     (47,000,208)

---------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------
Total decrease                                                              (20,619,596)     (42,154,771)
---------------------------------------------------------------------------------------------------------
Beginning of period                                                         260,733,967      302,888,738
                                                                          -------------------------------
End of period (including accumulated net investment income of
  $6,965,417 and $6,758,267, respectively)                                $ 240,114,371    $ 260,733,967
                                                                          ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           20 | TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                            2006         2005         2004         2003         2002
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 1.37       $ 1.34       $ 1.25       $ 1.07      $  1.29
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                               .04 1        .03 1        .03 1        .03          .04
Net realized and unrealized gain (loss)                             .12          .03          .09          .19         (.22)
                                                                 ------------------------------------------------------------
Total from investment operations                                    .16          .06          .12          .22         (.18)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                               (.04)        (.03)        (.03)        (.04)        (.04)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 1.49       $ 1.37       $ 1.34       $ 1.25      $  1.07
                                                                 ============================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                                11.70%        4.78%        9.47%       21.10%      (14.45)%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $  240       $  261       $  303       $  328      $   313
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                 $  247       $  277       $  311       $  313      $   370
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets 3
Net investment income                                              2.74%        2.34%        2.00%        2.15%        2.79%
Total expenses                                                     0.66% 4      0.69%        0.66%        0.67%        0.66%
Expenses after waivers and reduction to custodian expenses         0.66%        0.68%        0.66%        0.67%        0.66%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             151% 5       149% 5       144% 5       292%         149%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006          0.66%

5. The portfolio turnover rate excludes purchases and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                PURCHASE TRANSACTIONS     SALE TRANSACTIONS
   ------------------------------------------------------------------------
   Year Ended December 31, 2006          $299,867,320          $323,936,795
   Year Ended December 31, 2005           557,799,525           563,615,189
   Year Ended December 31, 2004           739,617,290           758,374,784

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           21 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the Portfolio) is a series of Panorama Series Fund,
Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio's investment advisor is
OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00
P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on
National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the
Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price.
Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Portfolio's assets are valued. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the
Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the
Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. The Portfolio may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31,
2006, the Portfolio had purchased $17,500,991 of securities issued on a when-issued basis or forward commitment and sold $1,851,016 of securities issued on a when-issued basis or forward commitment.

                           22 | TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Portfolio's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Portfolio is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Portfolio invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund
("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Portfolio's investment in IMMF is included in the Statement of Investments. As a shareholder, the Portfolio is subject to its proportional share of IMMF's Class E expenses, including its management fee.
The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Portfolio enters into financial instrument transactions (such as swaps, futures, options and other derivatives)
that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the
Portfolio's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                           23 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
   UNDISTRIBUTED      UNDISTRIBUTED            ACCUMULATED     OTHER INVESTMENTS
   NET INVESTMENT         LONG-TERM                   LOSS    FOR FEDERAL INCOME
   INCOME                      GAIN   CARRYFORWARD 1,2,3,4          TAX PURPOSES
   -----------------------------------------------------------------------------
   $6,962,040                   $--           $101,493,918           $14,244,808

1. As of December 31, 2006, the Portfolio had $101,490,991 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                           EXPIRING
                           -------------------------
                           2009        $  31,467,100
                           2010           70,023,891
                                       -------------
                           Total       $ 101,490,991
                                       =============

2. The Portfolio had $2,927 of straddle losses which were deferred.

3. During the fiscal year ended December 31, 2006, the Portfolio utilized
$17,481,678 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2005, the Portfolio utilized
$11,808,822 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
Accordingly, the following amounts have been reclassified for December 31, 2006.
Net assets of the Portfolio were unaffected by the reclassifications.

                             INCREASE TO           INCREASE TO
                             ACCUMULATED       ACCUMULATED NET
                          NET INVESTMENT         REALIZED LOSS
                                  INCOME        ON INVESTMENTS
                       ---------------------------------------
                                $215,186              $215,186

The tax character of distributions paid during the year ended December 31, 2006 and December 31, 2005 was as follows:

                                           YEAR ENDED            YEAR ENDED
                                    DECEMBER 31, 2006     DECEMBER 31, 2005
        -------------------------------------------------------------------
        Distributions paid from:
        Ordinary income                    $6,781,966            $7,041,519

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

        Federal tax cost of securities             $240,785,634
        Federal tax cost of other investments       (19,322,193)
                                                   -------------
        Total federal tax cost                     $221,463,441
                                                   =============

        Gross unrealized appreciation              $ 17,732,085
        Gross unrealized depreciation                (3,487,277)
                                                   -------------
        Net unrealized appreciation                $ 14,244,808
                                                   =============

                           24 | TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the
Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the
Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Portfolio's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           25 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                              YEAR ENDED DECEMBER 31, 2006      YEAR ENDED DECEMBER 31, 2005
                                                  SHARES            AMOUNT          SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------

Sold                                           2,008,423     $   2,854,168       1,145,155     $   1,511,828
Dividends and/or distributions reinvested      4,986,740         6,781,966       5,416,553         7,041,519
Redeemed                                     (36,522,068)      (50,987,588)    (41,964,727)      (55,553,555)
                                             ----------------------------------------------------------------
Net decrease                                 (29,526,905)    $ (41,351,454)    (35,403,019)    $ (47,000,208)
                                             ================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                                                    PURCHASES             SALES
              -----------------------------------------------------------------
              Investment securities              $337,438,696      $368,091,616
              U.S. government and government
              agency obligations                   18,765,381        23,130,167
              To Be Announced (TBA)
              mortgage-related securities         299,867,320       323,936,795

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of average net assets as shown in the following table:

              FEE SCHEDULE
              ------------------------------------------------
              Up to $600 million                        0.625%
              Over $600 million                         0.450

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Portfolio pays the Manager a fee of $1,500 per year for preparing and filing the Portfolio's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The
Portfolio pays OFS a per account fee. For the year ended December 31, 2006, the
Portfolio paid $10,000 to OFS for services to the Portfolio.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The
Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF. During the year ended December 31, 2006, the Manager waived
$217 for IMMF management fees.

                           26 | TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.

      The Portfolio generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin)
are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2006, the Portfolio had outstanding futures contracts as follows:

                                                                                    UNREALIZED
                                EXPIRATION    NUMBER OF      VALUATION AS OF      APPRECIATION
CONTRACT DESCRIPTION                 DATES    CONTRACTS    DECEMBER 31, 2006    (DEPRECIATION)
-----------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Long Bonds                    3/21/07           98          $10,920,875        $ (143,498)
U.S. Treasury Nts., 5 yr.          3/30/07            8              840,500            (4,662)
                                                                                    -----------
                                                                                      (148,160)
                                                                                    -----------

CONTRACTS TO SELL
Euro-Bundesobligation, 10 yr.       3/8/07           17            2,603,802            64,469
U.S. Treasury Nts., 2 yr.          3/30/07          114           23,259,563            61,305
U.S. Treasury Nts., 10 yr.         3/21/07           48            5,158,500            35,753
                                                                                    -----------
                                                                                       161,527
                                                                                    -----------
                                                                                    $   13,367
                                                                                    ===========

--------------------------------------------------------------------------------
6. CREDIT DEFAULT SWAP CONTRACTS

Credit default swaps are designed to transfer the credit exposure of fixed income products between counterparties. The Portfolio may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or a basket of securities. The Portfolio may take

                           27 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. CREDIT DEFAULT SWAP CONTRACTS Continued

a short position (purchaser of credit protection) or a long position (seller of credit protection) in the credit default swap. Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or defaulted bonds depending on whether the Portfolio is long or short the swap, respectively).

      The Portfolio would take a short position in a credit default swap (the
"unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. As a purchaser of credit protection under a swap contract, the Portfolio pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Portfolio is obligated to deliver that security to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as realized gain and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation
(depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Portfolio at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of
Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                    NOTIONAL AMOUNT          ANNUAL
                                                        RECEIVED BY        INTEREST
                                 REFERENCED DEBT      THE FUND UPON    RATE PAID BY     TERMINATION       UNREALIZED
COUNTERPARTY                          OBLIGATION       CREDIT EVENT        THE FUND           DATES     DEPRECIATION
---------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
                                     CDX.NA.IG.7         $  900,000           0.400%       12/20/11        $   2,665
                           J.C. Penney Co., Inc.            140,000           0.580         3/20/12              236
                                Weyerhaeuser Co.            470,000           0.580         9/20/11            3,071
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                         Arrow Electronics, Inc.            470,000           0.790         9/20/11            8,414
                         Arrow Electronics, Inc.            250,000           0.770         9/20/11            4,263
                                      Belo Corp.            285,000           0.650         6/20/11            1,956
                                      Belo Corp.            160,000           0.670         6/20/11            1,227
                                      Belo Corp.            315,000           0.675         6/20/11            2,480
                                  Ford Motor Co.            230,000           5.300        12/20/08           12,798
                                  Ford Motor Co.            490,000           5.400        12/20/08           28,188
                            General Motors Corp.            245,000           4.000        12/20/08           10,100
                            General Motors Corp.            240,000           3.950        12/20/08            9,666
                         International Paper Co.            485,000           0.409        12/20/11            1,542
                                                                                                           ----------
                                                                                                           $  86,606
                                                                                                           ==========

The Portfolio would take a long position in the credit default swap note (the
"funded swap") to increase the exposure to specific high yield corporate issuers. As a seller of credit protection under a swap contract, the Portfolio receives a periodic interest fee on the notional amount from the counterparty.
This interest fee is accrued daily as a component of unrealized appreciation
(depreciation) and is recorded as realized gain upon receipt. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Portfolio receives that security from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as realized loss and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change

                           28 | TOTAL RETURN PORTFOLIO

in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Portfolio at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                    NOTIONAL AMOUNT          ANNUAL
                                                            PAID BY   INTEREST RATE                       UNREALIZED
                                 REFERENCED DEBT      THE FUND UPON     RECEIVED BY     TERMINATION     APPRECIATION
COUNTERPARTY                          OBLIGATION       CREDIT EVENT        THE FUND           DATES   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------

Deutsche Bank AG:
              Abitibi-Consolidated Co. of Canada          $ 380,000            1.52%        9/20/07        $   1,567
                Allied Waste North America, Inc.            150,000            2.00         9/20/09            4,079
                Allied Waste North America, Inc.            240,000            2.00         9/20/09            6,526
                                Bombardier, Inc.            115,000            0.90         9/20/07              423
                               Eastman Kodak Co.            330,000            1.00        12/20/08            1,861
                 General Motors Acceptance Corp.            110,000            2.30         6/20/07            1,078
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                              ArvinMeritor, Inc.            130,000            1.05         9/20/07              390
                              ArvinMeritor, Inc.            105,000            1.10         9/20/07              355
                                Bombardier, Inc.            130,000            1.00         9/20/07              691
                                Bombardier, Inc.            130,000            1.05         9/20/07              741
                                  Ford Motor Co.            230,000            7.05        12/20/16           13,405
                                  Ford Motor Co.            490,000            7.15        12/20/16           31,148
                            General Motors Corp.            245,000            5.80        12/20/16           19,312
                            General Motors Corp.            240,000            5.75        12/20/16           18,222
                 General Motors Acceptance Corp.            320,000            3.15         6/20/07            4,388
         Hyundai Motor Manufacturing Alabama LLC            200,000            0.40         6/20/07              266
                           J.C. Penney Co., Inc.            480,000            0.61         6/20/13           (3,248)
                                                                                                           ----------
                                                                                                           $ 101,204
                                                                                                           ==========

--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of
Investments.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Portfolio's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December
15, 2006. As of December 31, 2006, the Manager has evaluated the implications of
FIN 48 and does not currently anticipate a material impact to the Portfolio's financial statements. The Manager will continue to monitor the Portfolio's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the

                           29 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS Continued

Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
9. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds excluding the Portfolio) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                           30 | TOTAL RETURN PORTFOLIO

                                   Appendix A

                               RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair International Growth Fund/Va's mentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa"
securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier
"2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

     Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o        Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o        Nature of and provisions of the obligation; and
o        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     AAA: An obligation rated "AAA" have the highest rating assigned by Standard
&  Poor's.  The  obligor's  capacity  to meet its  financial  commitment  on the obligation is extremely strong.

     AA: An obligation rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial  commitment on the obligation is very strong.

     A: An  obligation  rated "A" are somewhat more  susceptible  to the adverse effects of changes in circumstances and economic  conditions than obligations in higher-rated  categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation  rated "BBB"  exhibit  adequate  protection  parameters.
However,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial  commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o        Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o        Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

     AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit  risk.  They  indicate  a very  strong  capacity  for  timely  payment of
financial  commitments.   This  capacity  is  not  significantly  vulnerable  to
foreseeable events.

     A: High Credit  Quality.  "A" ratings  denote a low  expectation  of credit risk.  The capacity for timely  payment of financial  commitments  is considered strong.  This  capacity  may,  nevertheless,  be more  vulnerable  to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good Credit Quality.  "BBB" ratings indicate that there is currently a low  expectation  of credit risk.  The capacity for timely  payment of financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade:

     BB:  Speculative.  "BB" ratings  indicate  that there is a  possibility  of credit risk  developing,  particularly as the result of adverse  economic change over time. However, business or financial alternatives may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

     B: Highly Speculative. "B" ratings indicate that significant credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are currently being met. However,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC C: High Default Risk.  Default is a real possibility.  Capacity for meeting  financial  commitments  is solely  reliant  upon  sustained,  favorable business or economic developments.  A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, and D: Default.  The ratings of  obligations  in this category are
based  on  their  prospects  for  achieving   partial  or  full  recovery  in  a
reorganization or liquidation of the obligor. While expected recovery values are highly  speculative  and cannot be estimated with any  precision,  the following serve as general  guidelines.  "DDD"  obligations have the highest potential for recovery,  around  90%-100% of outstanding  amounts and accrued  interest.  "DD"
indicates  potential  recoveries  in the range of  50%-90%,  and "D" the  lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations. Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

     B:   Speculative.   Minimal   capacity  for  timely  payment  of  financial
commitments,  plus  vulnerability to near-term  adverse changes in financial and economic conditions.

     C: High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Denotes actual or imminent payment default.

                                   Appendix B

                            Industry Classifications

Aerospace & Defense                                   Household Products
Air Freight & Couriers                                Industrial Conglomerates
Airlines                                              Insurance
Auto Components                                       Internet & Catalog Retail
Automobiles                                           Internet Software & Services
Beverages                                             IT Services
Biotechnology                                         Leisure Equipment & Products
Building Products                                     Machinery
Chemicals                                             Marine
Consumer Finance                                      Media
Commercial Banks                                      Metals & Mining
Commercial Services & Supplies                        Multiline Retail
Communications Equipment                              Multi-Utilities
Computers & Peripherals                               Office Electronics
Construction & Engineering                            Oil & Gas
Construction Materials                                Paper & Forest Products
Containers & Packaging                                Personal Products
Distributors                                          Pharmaceuticals
Diversified Financial Services                        Real Estate
Diversified Telecommunication Services                Road & Rail
Electric Utilities                                    Semiconductors and Semiconductor Equipment
Electrical Equipment                                  Software
Electronic Equipment & Instruments                    Specialty Retail
Energy Equipment & Services                           Textiles, Apparel & Luxury Goods
Food & Staples Retailing                              Thrifts & Mortgage Finance
Food Products                                         Tobacco
Gas Utilities                                         Trading Companies & Distributors
Health Care Equipment & Supplies                      Transportation Infrastructure
Health Care Providers & Services                      Water Utilities
Hotels Restaurants & Leisure                          Wireless Telecommunication Services
Household Durables

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Panorama Series Fund, Inc.
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Internet Website:
         www.oppenheimerfunds.com

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270 Denver, Colorado 80217
         1.800.CALL OPP (225.5677)

Custodian Bank
         JPMorgan Chase Bank
         4 Chase Metro Tech Center
         Brooklyn, New York, 11245

Independent Registered Public Accounting Firm
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Counsel to the Portfolios
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

Counsel to the Independent Directors
         Bell, Boyd & Lloyd LLC
         70 West Madison Street, Suite 3100
         Chicago, Illinois 60602

PX.PAN.001.0507